UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-07343

Exact name of registrant as specified in charter:	The Prudential Investment Portfolios, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	9/30/2006

Date of reporting period:	9/30/2006

Item 1 – Reports to Stockholders

Dryden Active Allocation Fund

SEPTEMBER 30, 2006	ANNUAL REPORT

FUND TYPE

Balanced/allocation

OBJECTIVE

Income and long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

November 15, 2006

Dear Shareholder:

We hope you find the annual report for the Dryden Active Allocation Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Active Allocation Fund (the Fund) is income and long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns as of 9/30/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	7.98%	45.45%	N/A	93.06% (11/7/96)
Class B	7.14	40.18	N/A	79.65 (11/7/96)
Class C	7.14	40.18	N/A	79.65 (11/7/96)
Class R	7.70	N/A	N/A	11.36 (12/17/04)
Class Z	8.29	47.29	104.34%	—
S&P 500 Index[2]	10.78	40.05	127.88	**
Lehman Brothers U.S. Aggregate Bond Index[3]	3.67	26.48	86.31	***
Customized Blend Index[4]	7.77	35.41	114.65	****
Lipper Mixed-Asset Target Allocation Growth Funds Avg.[5]	7.96	37.60	100.35	*****

Average Annual Total Returns[6] as of 9/30/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	2.04%	6.57%	N/A	6.26% (11/7/96)
Class B	2.14	6.84	N/A	6.10 (11/7/96)
Class C	6.14	6.99	N/A	6.10 (11/7/96)
Class R	7.70	N/A	N/A	6.20 (12/17/04)
Class Z	8.29	8.05	7.41%	—
S&P 500 Index[2]	10.78	6.97	8.59	**
Lehman Brothers U.S. Aggregate Bond Index[3]	3.67	4.81	6.42	***
Customized Blend Index[4]	7.77	6.25	7.94	****
Lipper Mixed-Asset Target Allocation Growth Funds Avg.[5]	7.96	6.50	7.05	*****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns

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performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1 Inception date returns are provided for any share class with less than 10 calendar years of returns.

2The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

3The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity on the securities. It gives a broad look at how short- and intermediate-term bonds have performed.

4The Customized Blend Index is made up of the S&P 500 Index (57.5%), the Lehman Brothers U.S. Aggregate Bond Index (40.0%), and the T-Bill 3-Month Blend (2.5%).

5The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds category for the periods noted. Funds in the Lipper Average are funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%.

6The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the S&P 500 Index, the Lehman Brothers U.S. Aggregate Bond Index, and the Customized Blend Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

**S&P 500 Index Closest Month-End to Inception cumulative total returns are 121.77% for Class A, B, and C; 13.84% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns are 8.36% for Class A, B, and C; 7.69% for Class R.

***Lehman Brothers U.S. Aggregate Bond Index Closest Month-End to Inception cumulative total returns are 82.27% for Class A, B, and C; 5.56% for Class R. Lehman Brothers U.S. Aggregate Bond Index Closest Month-End to Inception average annual total returns are 6.24% for Class A, B, and C; 3.14% for Class R.

****Customized Blend Index Closest Month-End to Inception cumulative total returns are 109.45% for Class A, B, and C; 10.41% for Class R. Customized Blend Index Closest Month-End to Inception average annual total returns are 7.74% for Class A, B, and C; 5.82% for Class R.

*****Lipper Average Closest Month-End to Inception cumulative total returns are 97.50% for Class A, B, and C; 11.56% for Class R. Lipper Average Closest Month-End to Inception average annual total returns are 6.95% for Class A, B, and C; 6.43% for Class R.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	3

Your Fund’s Performance (continued)

Five Largest Equity Holdings expressed as a percentage of net assets as of 9/30/06
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	1.8%
Citigroup, Inc., Diversified Financial Services	1.3
General Electric Co., Industrial Conglomerates	1.2
Microsoft Corp., Software	1.2
Bank of America Corp., Diversified Financial Services	0.9

Holdings reflect only long-term equity investments and are subject to change.

Five Largest Equity Industries expressed as a percentage of net assets as of 9/30/06
Oil, Gas & Consumable Fuels	4.6%
Diversified Financial Services	3.5
Commercial Banks	3.4
Pharmaceuticals	3.3
Software	2.5

Industry weightings reflect only long-term equity investments and are subject to change.

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Investment Advisers’ Report

Prudential Investment Management, Inc.

Quantitative Management Associates LLC

A strong stock market, moderate bonds

The S&P 500 Index had a strong return, with all sectors up over the 12 months ended September 30, 2006. However, the share-price movements of individual industry indexes ranged from a 64% gain (steel) to a 28% loss (home building). Although earnings growth remained very strong, with the notable exception of the technology sector, investors were concerned about potential threats to future growth. The financials sector, which makes up more than a fifth of the Index, was broadly strong. The other highest-performing sectors, telecommunication services and materials, included significant detractors as well as strong performers. In telecommunication services, integrated service firms were strong, but wireless service providers were weak; the materials sector was boosted by steel, but held back by wood products.

Industrials, consumer discretionary, consumer staples, and healthcare had returns between 6% and 11%. Each included offsetting strong and weak industry groups. Technology was among the weakest sectors with a small overall gain. Internet software & services and semiconductors, which together make up more than a quarter of the sector, declined substantially over the year, but the systems software and communications equipment groups had fairly strong returns. The energy and utilities sectors had even smaller positive advances due largely to falling prices for natural gas and oil in 2006.

With strong economic growth, bond investors had two opposing concerns: that growth would slow or inflation would rise. For two years the Federal Reserve (the Fed) had been ratcheting up short-term interest rates, trying to slow growth just enough to dampen inflationary pressures. Bond investing strategy depended on whether one thought they had continued too long or perhaps hadn’t done enough. Early in the period, the strong economy favored borrowers with lower credit ratings and high yield (“junk”) bonds. The amount of extra yield they had to pay to compensate for their additional risk shrank, and the prices of their bonds rose. They were the strongest performers over the full reporting period. As the economy slowed and the Fed suspended its steady stream of interest-rate tightenings, longer-term yields fell. The prices of bonds move in the opposite direction of yields, so longer-duration bonds jumped in value during the third quarter of 2006. Over the full reporting period, most bond sectors had moderate returns.

Overview of performance

The total return of the Fund’s Class A shares for the 12 months ended September 30, 2006, was in line with both the Lipper Mixed-Asset Target Allocation Growth Funds Average and the Fund’s blended benchmark. Active management of stocks, bonds, and asset allocation contributed to the performance.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	5

Investment Adviser’s Report (continued)

Active asset allocation

We believe asset class exposure can have a greater impact on returns over the long term than selection of individual securities. We use quantitative models to determine which market sectors offer the best opportunities. Using companies’ earnings expectations and stock prices, we compare the expected returns on stocks with the interest rates on bonds. We try to increase the proportion of the type of security that offers the best value at any time, monitoring our allocation daily. We implement most of these allocation changes with stock and bond futures contracts because it is quicker and less expensive than trading the actual securities. Our neutral position is 57.5% stocks, 40.0% bonds, and 2.5% cash.

Given solid corporate earnings growth, low inflation, and low interest rates, we favored stocks over bonds during the period. This added value as stocks outperformed bonds by more than 7 percentage points during the reporting period. The Fund had a 68% allocation to stocks at the beginning of the reporting period, September 30, 2005. As stock prices rose, we took gains and reduced the deviation from the benchmark allocation, arriving at a 64% allocation to stocks at the end of the period.

Our quantitative stock strategy

In our stock portfolio, we normally select from a universe of approximately 3,000 U.S. stocks. Our goal is to better the performance of the S&P 500 Index by taking many small positions, emphasizing stocks that our models rank as attractive and de-emphasizing those that they suggest may underperform the market. We also attempt to maintain a risk profile that is similar to that of that broad market—that is, we normally hold industry, sector, and company weightings fairly close to those of the broad market.

Our models look for attractive stocks across the growth spectrum, but look for different characteristics in slower-growing (value) stocks than in faster-growing (growth) stocks. We seek to keep the balance of growth and value consistent with that of the broad market. Among slow-growing stocks, we look for companies that are reasonably priced relative to earnings, but for fast-growing stocks, valuation is less important, and positive or negative “news” items, such as earnings revisions and indicators of insiders’ trading patterns, carry more weight. In addition, we may use international stocks when our asset allocation models indicate they are good value. Such foreign stock exposure is managed in the same manner as domestic stocks, avoiding large deviations from the diversified MSCI EAFE Index.

The stock portfolio outperformed the S&P 500 index over the reporting period due to good security selection. For example, we emphasized Starbucks relative to its weighting in the S&P 500 Index. Although it was expensive, our news indicators pointed toward potential outperformance, and the position did in fact add value

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over the period. Overall, our stock-picking added value among both slow and fast growth stocks. We did particularly well in capital goods and consumer staples, while our selection in the basic materials sector fell short of the sector in the overall market. The portfolio’s positions in firms too small for the S&P 500 Index had minimal impact on its performance as they performed in line with stocks of larger firms. In the second quarter of 2006, foreign stocks were purchased to add diversification, representing approximately 5% of the stock portfolio. These holdings added value to the portfolio over the remaining portion of the reporting period.

Bonds

We seek to outperform the Lehman Brothers U.S. Aggregate Bond Index by investing in a diversified mix of fixed income sectors, including, but not limited to, U.S. government bonds, mortgage-backed securities, asset-backed securities, and investment-grade corporate bonds. We look for attractively priced bonds relative to comparable securities, as well as bonds that we expect will increase in price given our outlook for interest rates, the economy, and specific market sectors. We develop individual outlooks for each major segment of the bond market and may emphasize one segment to a greater proportion than the Fund’s target index.

The Fund’s bond holdings outperformed their benchmark, aided by their distribution over various maturities, particularly in the first half of the reporting period. When the Fed was raising rates and the prices of short-duration bonds were falling, we kept the portfolio underweighted in these bonds compared with its benchmark and overweighted in bonds with longer terms. Longer-term rates were falling because inflation expectations were mild and robust flows of investment from foreign sources and pension funds sustained bond prices.

Our allocations to different bond sectors also enhanced the portfolio’s return. We overweighted corporate issues, which outperformed government bonds, and asset-backed and commercial mortgage-backed securities, sectors that are higher yielding because of their credit exposure, but which also offer diversification benefits to corporate bond holdings. Although corporate bonds lagged significantly during the second quarter of 2006 when investors generally were very risk averse, they recovered afterward. Holdings in the troubled auto sector added to returns. Early in the period when GM and Ford were still in the portfolio’s benchmark, we held short-duration instruments in the auto companies’ credit finance subsidiaries rather than longer-duration parent company paper. This provided some protection when auto company bonds were downgraded to below investment grade. With lower credit ratings, they were removed from the portfolio’s benchmark. However, we retained small positions as non-benchmark exposure to high yield bonds. Again we limited

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	7

Investment Adviser’s Report (continued)

purchases to short- and intermediate-duration instruments of the finance subsidiaries. These positions have been increasing in value as both issuers, particularly GM, convince investors they are making progress.

However, the risks in corporate bonds are increasing. Positions in Harrah’s Entertainment and Telecom Italia recently detracted from returns. Harrah’s is being bought out by a private equity firm in a deal that may increase its debt load. Telecom Italia is being pressured to spin off certain assets, a transaction that may affect its ability to meet a stated debt target, and its CEO unexpectedly resigned.

Looking ahead

We continue to like the prospects for stock returns over bond returns, but to a lesser degree than last year. This is based on solid analysts’ earnings growth projections and low interest rates. If bond yields rise, we believe they will become more attractive and we are likely to further reduce our equity exposure in favor of bonds. We will continue to hold foreign stocks. We believe it is a good long-run diversification strategy as well as a solid tactical strategy in the short run as the U.S. economy begins to slow and the rest of the world may take up the slack. Within the stock and bond portfolios, we continue to take diversified active positions, taking into account risk relative to broad market benchmarks.

Prudential Active Allocation Fund Management Team

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2006, at the beginning of the period, and held through the six-month period ended September 30, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	9

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Active Allocation Fund		Beginning Account Value April 1, 2006	Ending Account Value September 30, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,029.00	1.09%	$5.54
	Hypothetical	$1,000.00	$1,019.60	1.09%	$5.52

Class B	Actual	$1,000.00	$1,024.70	1.84%	$9.34
	Hypothetical	$1,000.00	$1,015.84	1.84%	$9.30

Class C	Actual	$1,000.00	$1,024.70	1.84%	$9.34
	Hypothetical	$1,000.00	$1,015.84	1.84%	$9.30

Class R	Actual	$1,000.00	$1,026.80	1.34%	$6.81
	Hypothetical	$1,000.00	$1,018.35	1.34%	$6.78

Class Z	Actual	$1,000.00	$1,029.60	0.84%	$4.27
	Hypothetical	$1,000.00	$1,020.86	0.84%	$4.26

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2006, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2006 (to reflect the six-month period).

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Portfolio of Investments

as of September 30, 2006

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 91.9%
COMMON STOCKS 63.8%

Aerospace & Defense 1.7%
8,800	Armor Holdings, Inc.(a)	$504,504
19,600	Ceradyne, Inc.(a)	805,364
32,800	Honeywell International, Inc.	1,341,520
29,400	L-3 Communications Holdings, Inc.	2,302,902
15,400	Lockheed Martin Corp.	1,325,324
50,600	Northrop Grumman Corp.	3,444,342
6,600	Raytheon Co.	316,866
10,400	United Technologies Corp.	658,840

		10,699,662

Air Freight & Logistics 0.3%
20,200	FedEx Corp.	2,195,336
1,600	Pacer International, Inc.	44,416

		2,239,752

Airlines 0.2%
5,155	Air France-KLM (France)	155,446
4,915	British Airways PLC (United Kingdom)(a)	39,295
6,641	Qantas Airways Ltd.	19,353
6,000	Singapore Airlines Ltd. (Singapore)	55,155
22,900	Southwest Airlines Co.	381,514
18,800	UAL Corp.(a)(g)	499,515

		1,150,278

Auto Components
1,534	Continental AG (Germany)	178,199
66	Rieter Holding AG (Switzerland)	28,423

		206,622

Automobiles 0.2%
1,207	DaimlerChrysler AG (Germany)	60,472
4,293	Fiat SpA (Italy)	68,428
1,400	Harley-Davidson, Inc.	87,850
7,000	Honda Motor Co. Ltd. (Japan)	235,259
894	Renault SA (France)	102,538
800	Thor Industries, Inc.	32,936
6,500	Toyota Motor Corp. (Japan)	353,270

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	11

Portfolio of Investments

as of September 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

624	Volkswagen AG (Germany)	$53,355
300	Yamaha Motor Co. Ltd.	7,949

		1,002,057

Beverages 1.6%
100,100	Coca-Cola Co. (The)	4,472,468
31,100	Coca-Cola Enterprises, Inc.	647,813
1,520	Hellenic Bottling Co. SA (Greece)	52,388
10,035	Foster’s Brewing Group Ltd. (Australia)	48,165
1,240	Heineken NV (Netherlands)	56,716
1,500	MGP Ingredients, Inc.	31,905
46,800	Pepsi Bottling Group, Inc.	1,661,400
45,400	PepsiCo, Inc.	2,962,804
96	Pernod-Ricard SA (France)	19,976
8,227	SABMiller PLC (United Kingdom)	153,730

		10,107,365

Biotechnology 1.0%
50,676	Amgen, Inc.(a)	3,624,854
41,000	Biogen Idec, Inc.(a)(g)	1,831,880
12,900	Enzon Pharmaceuticals, Inc.(a)	106,425
13,100	ImClone Systems, Inc.(a)(g)	370,992
21,800	Millennium Pharmaceuticals, Inc.(a)	216,910

		6,151,061

Building Products 0.3%
8,400	American Woodmark Corp.(g)	282,996
29,700	Builders FirstSource, Inc.(a)	452,331
2,449	Compagnie de Saint - Gobain (France)	177,633
34	Geberit AG (Switzerland)	41,438
2,200	Masco Corp.(g)	60,324
9,900	NCI Buildings Systems, Inc.(a)	575,882
16,000	Nippon Sheet Glass Co. Ltd. (Japan)	75,175

		1,665,779

Capital Markets 2.4%
10,300	Ameriprise Financial, Inc.	483,070
9,100	Bear Stearns Cos., Inc. (The)(g)	1,274,910
3,589	Credit Suisse Group (Switzerland)	207,657
3,000	D Carnegie AB (Sweden)	63,249
2,244	Deutsche Bank AG (Germany)	271,547
27,300	Goldman Sachs Group, Inc.	4,618,341
53,200	Lehman Brothers Holdings, Inc.	3,929,352

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

388	Macquarie Bank Ltd.	$19,997
37,700	Merrill Lynch & Co., Inc.	2,948,894
18,400	Morgan Stanley	1,341,544
6,902	UBS AG (Switzerland)	412,867

		15,571,428

Chemicals 0.7%
2,709	BASF AG (Germany)	217,514
39,900	Dow Chemical Co. (The)	1,555,302
31,300	Lyondell Chemical Co.	794,081
22,500	Mitsubishi Chemical Holdings (Japan)	140,952
2,000	Mitsubishi Gas Chemical Co., Inc. (Japan)	21,723
31,000	OM Group, Inc.(a)	1,362,140
30,000	PolyOne Corp.(a)	249,900
425	Solvay SA, Class A	54,970
3,000	Sumitomo Bakelite Co. Ltd. (Japan)	22,654
21,000	Sumitomo Chemical Co. Ltd. (Japan)	156,800
12,000	Toray Industries, Inc. (Japan)	90,311
5,100	Westlake Chemical Corp.	163,251
1,100	Yara International ASA (Norway)	16,686

		4,846,284

Commercial Banks 3.4%
316	Allied Irish Banks PLC (Ireland)	8,415
1,320	Alpha Credit Bank (Greece)	35,217
3,600	AmSouth Bancorp.	104,544
2,731	Australia And New Zealand Banking Group Ltd. (Australia)	54,671
17,740	Banca Intesa SpA (Italy)	116,750
2,676	Banche Popolari Unite Scrl (Italy)	72,006
8,954	Banco Bilbao Vizcaya Argentaria (Spain)	207,213
34,137	Banco Comercial Portugues SA (Portugal)	106,055
2,281	Banco Popolare di Verona e Nov (Italy)	63,026
20,752	Banco Santander Central Hispano SA (Spain)	328,144
16,570	Barclays PLC (United Kingdom)	209,107
42,200	BB&T Corp.	1,847,516
3,032	BNP Paribas (France)	326,226
3,000	Chiba Bank Ltd. (The) (Japan)	26,743
600	City Holding Co.	23,922
18,200	Comerica, Inc.	1,035,944
2,220	Commerzbank AG (Germany)	75,219
2,889	Credit Agricole SA (France)	126,900
3,300	Danske Bank A/S (Denmark)	129,786
5,601	Dexia (Belgium)	145,101

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	13

Portfolio of Investments

as of September 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

7,700	DnB NOR ASA (Norway)	$94,265
21,600	First Bancorp (Puerto Rico)	238,896
2,000	Gunma Bank Ltd. (The)	14,781
3,276	HBOS PLC (United Kingdom)	64,834
32,546	HSBC Holdings PLC (United Kingdom)	593,834
5,700	Huntington Bancshares, Inc.(g)	136,401
445	KBC Groep NV (Belgium)	46,864
59,600	KeyCorp.	2,231,424
12,229	Lloyds TSB Group PLC (United Kingdom)	123,529
9	Mitsubishi Tokyo Financial Group, Inc. (Japan)	115,810
5,000	Mitsui Trust Holdings, Inc. (Japan)	56,889
38	Mizuho Financial Group, Inc. (Japan)	294,671
44,500	National City Corp.(g)	1,628,700
15,600	North Fork Bancorp., Inc.	446,784
9,100	PNC Financial Services Group, Inc.	659,204
52,100	Popular, Inc. (Puerto Rico)	1,012,824
9,915	Royal Bank of Scotland Group PLC (United Kingdom)	341,397
1,000	Shinsei Bank Ltd. (Japan)	6,095
2,000	Skandinaviska Enskilda Banken, Class A (Sweden)	53,765
1,481	Societe Generale (France)	235,687
9	Sumitomo Mitsui Financial Group, Inc.	94,476
5,300	SunTrust Banks, Inc.	409,584
500	Svenska Handelsbanken, Class A (Sweden)	13,510
92,156	U.S. Bancorp.	3,061,423
20,338	UniCredito Italiano SpA (Italy)	168,793
3,200	UnionBanCal Corp.	194,880
7,000	United Overseas Bank Ltd. (Singapore)	71,840
62,000	Wachovia Corp.(g)	3,459,601
35,200	Wells Fargo & Co.	1,273,536
1,400	Zions Bancorporation	111,734

		22,298,536

Commercial Services & Supplies 0.6%
2,014	Hays PLC (United Kingdom)	5,449
61,300	Herman Miller, Inc.	2,097,073
1,700	HNI Corp.	70,686
22,000	IKON Office Solutions, Inc.	295,680
13,900	John H. Harland Co.	506,655
3,116	Michael Page International PLC	22,447
25,600	R. R. Donnelley & Sons Co.	843,776
491	Randstad Holding NV (Netherlands)	27,962
2,700	Schawk, Inc.	49,194

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

47	SGS Societe Generale Surveilla (Switzerland)	$47,321
29,500	Spherion Corp.(a)	210,925

		4,177,168

Communications Equipment 1.5%
31,100	Avocent Corp.(a)	936,732
1,400	Black Box Corp.	54,488
87,100	Cisco Systems, Inc.(a)	2,003,300
5,500	Digi International, Inc.(a)	74,250
28,000	Foxconn International Holdings Ltd. (China)(a)	86,257
24,700	Harris Corp.	1,098,903
73,200	Motorola, Inc.	1,830,000
8,700	Nokia Corp. (Finland)	172,762
17,800	Packeteer, Inc.(a)	153,258
95,000	QUALCOMM, Inc.	3,453,251
1,448	Telent PLC (United Kingdom)	13,691

		9,876,892

Computers & Peripherals 2.0%
48,700	Dell, Inc.(a)	1,112,308
103,293	Hewlett-Packard Co.	3,789,820
68,200	International Business Machines Corp.	5,588,309
1,500	Komag, Inc.(a)	47,940
7,300	Lexmark International, Inc.(a)(g)	420,918
59,800	QLogic Corp.(a)	1,130,220
14,000	Toshiba Corp.	90,785
28,400	Western Digital Corp.(a)(g)	514,040
264	Wincor Nixdorf AG (Germany)	38,287

		12,732,627

Construction & Engineering 0.3%
306	ACS Actividades Cons y Serv (Spain)	14,512
2,000	COMSYS Holdings Corp.	21,943
27,600	Granite Construction, Inc.	1,472,460
3,000	Kajima Corp. (Japan)	13,714
21,000	Obayashi Corp. (Japan)	147,911
23,000	Shimizu Corp. (Japan)	131,429

		1,801,969

Construction Materials 0.3%
455	CRH PLC (Ireland)	15,365
41,500	Eagle Materials, Inc.	1,397,720

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	15

Portfolio of Investments

as of September 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

1,541	Holcim Ltd., Class B (Switzerland)	$125,947
489	Italcementi SpA (Italy)	12,383
664	Lafarge SA (France)	85,714
3,036	Rinker Group Ltd. (Australia)	31,452

		1,668,581

Consumer Finance 0.3%
27,400	AmeriCredit Corp.(a)(g)	684,726
5,500	Capital One Financial Corp.	432,630
27,300	First Cash Financial Services, Inc.(a)	562,107
380	Orix Corp. (Japan)	105,033

		1,784,496

Containers & Packaging 0.1%
14,900	Temple-Inland, Inc.	597,490

Distributors
6,000	Li & Fung Ltd.	14,910

Diversified Consumer Services 0.3%
16,900	Apollo Group, Inc., Class A(a)(g)	832,156
6,900	Bright Horizons Family Solutions, Inc.(a)	287,937
33,200	Corinthian Colleges, Inc.(a)	358,892
6,100	ITT Educational Services, Inc.(a)	404,430
12,300	Jackson Hewitt Tax Service, Inc.	369,123

		2,252,538

Diversified Financial Services 3.5%
114,420	Bank of America Corp.	6,129,479
12,883	Challenger Financial Services Group Ltd.	33,318
39,600	CIT Group, Inc.	1,925,748
164,260	Citigroup, Inc.	8,158,794
4,789	Fortis Group (Belgium)	194,387
6,290	ING Groep NV (Netherlands)	276,689
107,230	J.P. Morgan Chase & Co.	5,035,521
9,700	Moody’s Corp.	634,186
6,400	OKO Bank PLC (Finland)	102,094

		22,490,216

Diversified Telecommunication Services 1.6%
133,417	AT&T, Inc.(g)	4,344,057
16,600	BellSouth Corp.	709,650
31,531	BT Group PLC (United Kingdom)	158,219

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

36,200	Citizens Communications Co.	$508,248
700	Commonwealth Telephone Enterprises, Inc.	28,861
550	Embarq Corp.(a)	26,604
2,359	France Telecom SA (France)	54,143
380	Hellenic Telecommunications Organization SA	9,319
9,010	Koninklijke (Royal) KPN NV (Netherlands)	114,937
40	Nippon Telegraph & Telephone Corp. (NTT) (Japan)	196,402
1,464	Portugal Telecom, SGPS SA (Portugal)	18,286
46,550	Singapore Telecommunications (Singapore)	71,514
242	Swisscom AG (Switzwerland)	80,557
49,901	Telecom Corp. of New Zealand Ltd.	141,703
27,878	Telecom Italia SpA (Italy)	67,167
7,717	Telefonica SA (Spain)	133,769
4,500	TeliaSonera AB (Sweden)	28,861
104,652	Verizon Communications, Inc.	3,885,729

		10,578,026

Electric Utilities 0.9%
7,000	Allegheny Energy, Inc.(a)	281,190
60,600	American Electric Power Co., Inc.	2,204,021
12,000	CLP Holdings Ltd. (Hong Kong)	72,703
1,450	E.On AG (Germany)	172,303
16,500	Edison International	687,060
6,027	Endesa SA (Spain)	256,408
12,792	Enel SpA (Italy)	116,710
17,333	Energias de Portugal SA (Portugal)	75,169
9,200	FirstEnergy Corp.	513,912
27,400	FPL Group, Inc.(g)	1,233,000
2,600	Hokkaido Electric Power Co., Inc.	63,060
2,000	Hong Kong Electric Holdings Ltd. (Hong Kong)	9,357
2,600	Kansai Electric Power Co., Inc. (The) (Japan)	59,979
1,200	Pepco Holdings, Inc.	29,004
1,500	Pinnacle West Capital Corp.	67,575
2,900	Tokyo Electric Power Co., Inc. (The) (Japan)	83,471
1,609	Union Fenosa, SA (Spain)	82,183
2,200	Westar Energy, Inc.	51,722

		6,058,827

Electrical Equipment 0.7%
7,900	Acuity Brands, Inc.	358,660
2,100	AO Smith Corp.	82,803
6,900	Belden CDT, Inc.	263,787
19,600	Emerson Electric Co.	1,643,656

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	17

Portfolio of Investments

as of September 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

3,000	Fujikura Ltd. (Japan)	$32,838
5,000	Mitsubishi Electric Corp. (Japan)	42,116
7,200	Regal-Beloit Corp.	313,200
11,900	Rockwell Automation, Inc.	691,390
571	Schneider Electric SA (France)	63,681
24,700	Thomas & Betts Corp.(a)	1,178,437

		4,670,568

Electronic Equipment & Instruments 0.8%
72,900	Agilent Technologies, Inc.(a)	2,383,101
25,900	Agilysys, Inc.	363,636
6,000	Arrow Electronics, Inc.(a)	164,580
7,700	Coherent, Inc.(a)	266,882
600	Ibiden Co. Ltd. (Japan)	31,695
8,000	Itron, Inc.(a)(g)	446,400
800	Kyocera Corp. (Japan)	68,470
3,600	Technitrol, Inc.	107,460
3,000	Venture Manufacturing Ltd.	23,800
74,900	Vishay Intertechnology, Inc.(a)(g)	1,051,596
1,000	Yaskawa Electric America, Inc.	9,820

		4,917,440

Energy Equipment & Services 1.1%
8,100	Baker Hughes, Inc.	552,420
6,600	Basic Energy Services, Inc.(a)	161,040
44,500	BJ Services Co.	1,340,785
19,400	Helmerich & Payne, Inc.	446,782
40,900	Nabors Industries Ltd. (Bermuda)(a)(g)	1,216,775
31,100	Parker Drilling Co.(a)	220,188
21,600	Patterson-UTI Energy, Inc.	513,216
572	Petrojarl ASA (Norway)(a)	6,144
24,100	Schlumberger Ltd.	1,494,923
1,338	TGS Nopec Geophysical Co., ASA (Norway)(a)	21,167
14,300	Tidewater, Inc.	631,917
15,700	Unit Corp.(a)	721,729

		7,327,086

Food & Staples Retailing 0.9%
2,500	Aeon Co. Ltd. (Japan)	61,270
1,878	Casino Guichard Perrachon SA (France)	151,338
515	Delhaize-Le Lion S.A. (Belgium)	43,264
4,859	Koninklijke Ahold NV(a)	51,633
57,200	Kroger Co. (The)	1,323,608

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

40,300	Safeway, Inc.	$1,223,105
17,531	Sainsbury Ord. (United Kingdom)	123,254
52,600	Wal-Mart Stores, Inc.	2,594,233

		5,571,705

Food Products 0.5%
1,800	Archer-Daniels-Midland Co.	68,184
108,200	Chiquita Brands International, Inc.	1,447,716
1,350	East Asiatic Co. Ltd. (Denmark)	63,369
406	Groupe Danone	56,992
1,600	H.J. Heinz Co.	67,088
4,500	Hormel Foods Corp.	161,910
2,500	Katokichi Co. Ltd.	20,423
17,500	Kraft Foods, Inc., Class A(g)	624,050
632	Nestle SA, Class B (Switzerland)	220,362
7,000	Nichirei Corp.	36,919
1,500	Nisshin Flour Milling (Japan)	15,644
1,300	Nissin Food Products Co. Ltd. (Japan)	41,380
11,500	Smithfield Foods, Inc.(a)	310,730
6,000	Toyo Suisan Kaisha Ltd. (Japan)	86,502
4,330	Unilever NV (Netherlands)	106,519
2,790	Unilever PLC (United Kingdom)	68,798

		3,396,586

Gas Utilities 0.1%
5,200	AGL Resources, Inc.(g)	189,800
1,300	Atmos Energy Corp.	37,115
6,000	Energen Corp.	251,220
1,138	Gas Natural SDG-E (Spain)	41,488
3,300	National Fuel Gas Co.	119,955
1,700	Questar Corp.	139,009

		778,587

Health Care Equipment & Supplies 1.4%
6,500	Advanced Medical Optics, Inc.(a)	257,075
40,400	Baxter International, Inc.	1,836,584
45,000	Becton, Dickinson & Co.	3,180,150
24,800	Biosite, Inc.(a)(g)	1,146,504
147,700	Boston Scientific Corp.(a)	2,184,483
477	Cochlear Ltd. (Australia)	18,842
10,200	Cytyc Corp.(a)	249,696
4,400	IDEXX Laboratories, Inc.(a)	401,016

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	19

Portfolio of Investments

as of September 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

1,146	Phonak Holding AG (Switzerland)	$72,493
250	William Demant Holding(a)	19,197

		9,366,040

Health Care Providers & Services 2.1%
4,600	Amsurg Corp., Class A(a)	102,396
30,400	Caremark Rx, Inc.	1,722,768
14,300	CIGNA Corp.	1,663,376
19,600	Coventry Health Care, Inc.(a)	1,009,792
17,200	Express Scripts, Inc.(a)	1,298,428
34,400	Health Net, Inc.(a)	1,497,088
12,900	Laboratory Corp. of America Holdings(a)(g)	845,853
1,300	LifePoint Hospitals, Inc.(a)	45,916
37,000	Lincare Holdings, Inc.(a)	1,281,680
2,500	Matria Healthcare, Inc.(a)(g)	69,475
25,300	Quest Diagnostics, Inc.	1,547,348
13,400	Sierra Health Services, Inc.(a)	507,056
1,800	Suzuken Co. Ltd. (Japan)	67,505
16,800	UnitedHealth Group, Inc.	826,560
10,500	WellPoint, Inc.(a)	809,025

		13,294,266

Health Care Technology 0.3%
145,100	Emdeon Corp.(a)	1,699,121

Hotels, Restaurants & Leisure 1.3%
52,600	Brinker International, Inc.	2,108,733
150	CEC Entertainment, Inc.(a)	4,727
22,800	Darden Restaurants, Inc.	968,316
22,800	Dover Downs Gaming & Entertainment	277,020
4,510	Enterprise Inns PLC (United Kingdom)	89,087
22,296	First Choice Holidays PLC (United Kingdom)	83,283
570	Greek Organization of Football (Greece)	19,154
52	Kuoni Reisen Holding AG (Switzerland)	26,739
45,400	McDonald’s Corp.	1,776,048
54,050	Sonic Corp.(a)	1,222,071
10,526	Sportingbet PLC (Australia)	36,313
16,900	Starbucks Corp.(a)(g)	575,445
26,800	Yum! Brands, Inc.	1,394,940

		8,581,876

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Household Durables 0.1%
3,460	Barratt Developments PLC (United Kingdom)	$69,059
2,678	Bovis Homes Group PLC (United Kingdom)	46,456
300	Daito Trust Construction Co. Ltd. (Japan)	16,279
2,600	Ethan Allen Interiors, Inc.	90,116
3,331	George Wimpey PLC (United Kingdom)	32,307
4,600	Makita Corp. (Japan)	135,128
4,000	Matsushita Electric Industrial Co. Ltd. (Japan)	84,656
2,200	Meritage Homes Corp.(a)	91,542
1,000	Sharp Corp. (Japan)	17,143
1,300	Sony Corp. (Japan)	52,605
18,853	Taylor Woodrow PLC (United Kingdom)	125,224

		760,515

Household Products 0.9%
37,900	Kimberly-Clark Corp.	2,477,144
53,375	Procter & Gamble Co.	3,308,182
1,542	Reckitt Benckiser PLC (United Kingdom)	63,922

		5,849,248

Independent Power Producers & Energy Traders 0.5%
1,500	Black Hills Corp.	50,415
9,400	NRG Energy, Inc.(a)(g)	425,820
1,200	Ormat Technologies, Inc.	39,264
41,800	TXU Corp.	2,613,336

		3,128,835

Industrial Conglomerates 1.4%
2,900	Carlisle Cos., Inc.	243,890
3,633	Cookson Group PLC (United Kingdom)	38,603
218,650	General Electric Co.	7,718,345
2,000	Haw Par Corp. Ltd. (Singapore)	7,996
2,300	Orkla ASA, Class A (Norway)	109,421
419	Siemens AG (Germany)	36,560
9,300	Teleflex, Inc.	517,452
4,400	Textron, Inc.	385,000
3,990	Tomkins PLC (United Kingdom)	17,687

		9,074,954

Insurance 2.3%
5,000	ACE Ltd.	273,650
8,117	Aegon NV (Netherlands)	152,230

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	21

Portfolio of Investments

as of September 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

1,057	Allianz AG (Germany)	$182,929
52,200	Allstate Corp.	3,274,506
27,559	American International Group, Inc.	1,826,059
10,629	Aviva PLC (United Kingdom)	155,826
6,254	AXA SA (France)	230,616
8,100	Chubb Corp. (The)	420,876
20,400	CNA Financial Corp.(a)	734,808
2,439	Friends Provident PLC (United Kingdom)	8,836
7,000	Genworth Financial, Inc., Class A	245,070
14,400	Hartford Financial Services Group, Inc.	1,249,200
15,500	Horace Mann Educators Corp.	298,065
11,400	LandAmerica Financial Group, Inc.	750,006
10,806	Legal & General Group PLC (United Kingdom)	28,831
3,300	MBIA, Inc.	202,752
5,500	MetLife, Inc.	311,740
838	Muenchener Rueckversicherungs - Gesellschaft AG (Germany)	132,563
2,656	Old Mutual PLC (United Kingdom)	8,330
57,323	Royal & Sun Alliance (United Kingdom)	159,919
16,000	SAFECO Corp.	942,880
4,500	Sampo Oyj (Finland)	93,811
27,490	SCOR (France)	66,929
61,000	St. Paul Travelers Cos., Inc. (The)	2,860,290
1,374	Swiss Reinsurance (Switzerland)	105,156
250	TrygVesta AS (Denmark)	14,903
6,000	Zenith National Insurance Corp.	239,340
420	Zurich Financial Services AG (Switzerland)	103,199

		15,073,320

Internet & Catalog Retail 0.3%
9,600	Expedia, Inc.(a)	150,528
1,066	GUS PLC	19,281
57,200	IAC/InterActiveCorp.(a)(g)	1,645,072
2,750	Liberty Media - Interactive A(a)	56,045

		1,870,926

Internet Software & Services 0.4%
54,400	Ariba, Inc.(a)	407,456
10,700	Interwoven, Inc.(a)	118,021
12,400	Netratings, Inc.(a)	176,452
3,200	Perficient, Inc.(a)	50,176
26,400	RealNetworks, Inc.(a)(g)	280,104
71,900	SonicWALL, Inc.(a)	785,148

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

2,200	Valueclick, Inc.(a)	$40,788
21,500	Websense, Inc.(a)	464,615

		2,322,760

IT Services 0.5%
2,000	DST Systems, Inc.(a)	123,340
60,300	Fiserv, Inc.(a)	2,839,527
15	NTT Data Corp. (Japan)	69,206

		3,032,073

Leisure Equipment & Products 0.2%
4,300	JAKKS Pacific, Inc.(a)	76,669
300	Mattel, Inc.	5,910
6,000	Nikon Corp. (Japan)	123,936
30,200	Pool Corp.(g)	1,162,699
600	Sankyo Co. Ltd. (Japan)	32,051
2,100	Sega Sammy Holdings, Inc. (Japan)	67,556
3,500	Yamaha Corp.	73,630

		1,542,451

Life Sciences Tools & Services 0.3%
7,200	PerkinElmer, Inc.	136,296
15,700	Thermo Electron Corp.(a)	617,481
33,300	Waters Corp.(a)	1,507,824

		2,261,601

Machinery 1.4%
7,000	Amada Co. Ltd. (Japan)	70,281
8,300	American Railcar Industries, Inc.	241,613
4,600	Caterpillar, Inc.	302,680
11,600	Dover Corp.	550,304
15,900	Eaton Corp.	1,094,715
400	Fanuc Ltd. (Japan)	31,221
22,600	Gardner Denver Inc.(a)	747,608
700	Hitachi Construction Machinery Co. Ltd.	15,644
14,000	Illinois Tool Works, Inc.	628,600
51,900	Ingersoll-Rand Co. Ltd., Class A (Bermuda)	1,971,163
10,000	Komatsu Ltd. (Japan)	172,698
2,000	Komori Corp. (Japan)	40,720
13,000	Kubota Corp. (Japan)	106,751
821	MAN AG (Germany)	69,367
13,300	Mueller Industries, Inc.	467,761

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	23

Portfolio of Investments

as of September 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

6,900	Oshkosh Truck Corp., Class B	$348,243
29,300	PACCAR, Inc.	1,670,687
11,000	SembCorp Marine Ltd.	23,132
3,000	Sumitomo Heavy Industries Ltd.	25,117
573	Vallourec (France)	133,621
700	Volvo AB, Class A (Sweden)	41,695

		8,753,621

Media 1.7%
3,015	APN News & Media Ltd.	11,415
61,950	CBS Corp., Class B	1,745,132
106,100	Comcast Corp., Class A(a)(g)	3,909,785
18,500	Cumulus Media, Inc., Class A(a)	176,860
137,000	DIRECTV Group, Inc. (The)(a)(g)	2,696,160
8	Fuji Television Network, Inc. (Japan)	18,083
12,200	Gannett Co., Inc.	693,326
45,365	ITV PLC (United Kingdom)	82,178
10,800	Journal Communications, Inc.	121,716
550	Liberty Media Holding - Capital, Ser. A(a)	45,964
64,100	Time Warner, Inc.	1,168,543
400	Tokyo Broadcasting System, Inc.	9,329
10,500	Tribune Co.	343,560
5,938	Vivendi Universal SA (France)	214,069

		11,236,120

Metals & Mining 1.1%
3,000	Acerinox SA (Spain)	57,861
4,000	Alcoa, Inc.	112,160
3,648	Anglo American PLC (United Kingdom)	152,521
4,202	BHP Billiton Ltd. (Australia)	80,267
5,455	Billiton PLC (United Kingdom)	94,170
632	Boehler-Uddeholm (Austria)	35,551
400	Boliden AB (Switzerland)	7,587
14,900	Cleveland-Cliffs, Inc.(g)	567,839
800	JFE Holdings, Inc.	31,357
1,000	Mitsubishi Materials Corp.	4,123
3,258	Mittal Steel Co., NV (Netherlands)	113,777
50,900	Newmont Mining Corp.	2,175,974
10,000	Nippon Light Metal Co. Ltd.	25,143
25,961	OneSteel Ltd.	81,265
3,600	Outokumpu Oyj, Class A (Finland)	91,893
19,000	Phelps Dodge Corp.	1,609,299
33,100	Quanex Corp.	1,004,585

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

1,572	Rio Tinto Ltd.	$82,130
1,880	Rio Tinto PLC (United Kingdom)	88,951
24,000	Sumitomo Metal Industries, Ltd. (Japan)	92,038
4,576	Thyssenkrupp AG (Germany)	154,292
9,100	United States Steel Corp.	524,888
14,100	Wheeling-Pittsburgh Corp.(a)	241,251

		7,428,922

Multiline Retail 1.1%
4,700	Federated Department Stores, Inc.	203,087
32,600	J.C. Penney Co., Inc.	2,229,514
34,300	Kohl’s Corp.(a)	2,226,756
7,466	Marks & Spencer Group (United Kingdom)	89,815
77	Pinault Printemps Redoute SA (France)	11,414
9,100	Sears Holdings Corp.(a)(g)	1,438,619
12,100	Target Corp.	668,525

		6,867,730

Multi-Utilities 0.5%
37,600	CMS Energy Corp.(a)(g)	542,944
4,900	DTE Energy Co.	203,399
10,800	Duke Energy Corp.	326,160
4,300	Energy East Corp.	101,996
18,435	National Grid PLC (United Kingdom)	230,399
30,600	Sempra Energy	1,537,650
800	WPS Resources Corp.	39,704

		2,982,252

Office Electronics 0.4%
3,600	Canon, Inc. (Japan)	187,733
4,704	Oce NV (Netherlands)	75,516
5,000	Ricoh Co. Ltd. (Japan)	99,471
123,500	Xerox Corp.(a)	1,921,660

		2,284,380

Oil, Gas & Consumable Fuels 4.6%
27,200	Anadarko Petroleum Corp.	1,192,176
18,700	Apache Corp.	1,181,840
3,358	BG Group PLC (United Kingdom)	40,805
38,160	BP PLC (United Kingdom)	415,831
910	Caltex Australia Ltd.	16,210
73,900	Chesapeake Energy Corp.	2,141,622

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	25

Portfolio of Investments

as of September 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

88,560	Chevron Corp.	$5,744,001
42,200	ConocoPhillips	2,512,166
11,700	Devon Energy Corp.	738,855
10,088	ENI SpA (Italy)	298,952
172,864	Exxon Mobil Corp.	11,599,173
7,900	Hess Corp.(g)	327,218
9,400	Marathon Oil Corp.	722,860
150	Neste Oil Oyj (Finland)	4,360
5,700	Norsk Hydro ASA (Norway)	127,291
4,735	Repsol YPF SA (Spain)	140,919
9,275	Royal Dutch Shell (Netherlands)	305,989
9,537	Royal Dutch Shell PLC, Class B (Netherlands)	323,739
9,743	Santos Ltd. (Australia)	81,256
20,000	Singapore Petroleum Co. Ltd.	59,185
10,100	Sunoco, Inc.	628,119
3,748	Total SA (France)	245,950
14,200	Valero Energy Corp.	730,874

		29,579,391

Paper & Forest Products
2,100	Svenska Cellulosa AB (Sca), Class B (Sweden)	96,286

Personal Products 0.2%
7,600	Avon Products, Inc.	233,016
29,000	Chattem, Inc.(a)(g)	1,018,480
300	Oriflame Cosmetics SA (United Kingdom)	9,948
6,700	USANA Health Sciences, Inc.(a)(g)	298,753

		1,560,197

Pharmaceuticals 3.3%
8,600	Abbott Laboratories	417,616
5,800	Alpharma, Inc., Class A	135,662
732	Altana AG (Germany)	40,498
5,590	AstraZeneca PLC (United Kingdom)	349,368
10,800	CNS, Inc.	304,884
100	Eisai Co. Ltd. (Japan)	4,834
38,500	Eli Lilly & Co.	2,194,500
1,900	Forest Laboratories, Inc.(a)	96,159
16,897	GlaxoSmithKline PLC (United Kingdom)	449,878
78,200	Johnson & Johnson Co.	5,078,307
52,200	King Pharmaceuticals, Inc.(a)	888,966
60,145	Mayne Pharma Ltd. (Australia)	192,304
72,000	Merck & Co., Inc.	3,016,800

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

2,312	Novartis AG (Switzerland)	$134,972
168,453	Pfizer, Inc.	4,777,327
1,386	Roche Holding AG (Switzerland)	239,636
1,645	Sanofi-Aventis (France)	146,434
1,200	Takeda Pharmaceutical Co. Ltd. (Japan)	74,870
56,000	Wyeth	2,847,040

		21,390,055

Real Estate Investment Trusts 1.2%
37,300	Affordable Residential Communities, Inc.(a)	361,437
6,200	American Financial Realty Trust	69,192
51,500	American Home Mortgage Investment Corp.(g)	1,795,805
2,400	Annaly Capital Management, Inc.	31,536
44,000	Anthracite Capital, Inc.	565,840
5,700	Arbor Realty Trust, Inc.	145,692
4,700	Capital Lease Funding, Inc.	52,123
5,400	Cedar Shopping Centers, Inc.	87,318
6,900	DiamondRock Hospitality Co.	114,609
12,600	FelCor Lodging Trust, Inc.	252,630
21,900	Fieldstone Investment Corp.	191,187
5,400	General Growth Properties, Inc.	257,310
500	Gramercy Capital Corp.	12,605
10,800	Hospitality Properties Trust	509,760
12,900	JER Investors Trust	221,364
11,800	KKR Financial Corp.	289,572
5,900	Lexington Corporate Properties Trust(g)	124,962
7,500	Luminent Mortgage Capital, Inc.	77,175
26,960	Mirvac Group (Australia)	95,242
4,200	National Health Investors, Inc.	118,986
9,500	Nationwide Health Properties, Inc.	254,030
3,250	New Century Financial Corp.(g)	127,758
12,400	Newcastle Investment Corp.	339,884
7,900	Pennsylvania Real Estate Investment Trust	336,303
15,400	Ramco-Gershenson Properties	492,030
14,500	Saxon Capital, Inc.	203,580
40,500	Spirit Finance Corp.	470,205

		7,598,135

Real Estate Management & Development 0.2%
1,695	British Land Co. PLC (United Kingdom)	43,288
1,177	Hammerson PLC (United Kingdom)	28,913
9,500	Jones Lang LaSalle, Inc.(g)	812,061
949	Land Securities Group PLC (United Kingdom)	34,968

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	27

Portfolio of Investments

as of September 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

1,900	Leopalace21 Corp. (Japan)	$69,325
2,000	Sumitono Realty & Development (Japan)	58,751
3,500	Swire Pacific Ltd. (Hong Kong)	36,569
2,000	Tokyo Tatemono Co. Ltd. (Japan)	22,485
4,000	Wharf Holdings (Hong Kong)	13,709

		1,120,069

Road & Rail 0.2%
2,640	Avis Budget Group, Inc.	48,286
6,300	Burlington Northern Santa Fe Corp.	462,672
6	Central Japan Railway Co. (Japan)	64,000
4	East Japan Railway Co. (Japan)	27,970
1,900	Laidlaw International, Inc.	51,927
6,100	Ryder System, Inc.	315,248
8,100	Swift Transportation Co., Inc.(a)	192,132
13,327	Toll Holdings, Ltd.	152,863

		1,315,098

Semiconductors & Semiconductor Equipment 1.9%
5,700	Advanced Energy Industries, Inc.(a)	97,128
2,500	Advantest Corp.	124,021
27,600	Analog Devices, Inc.	811,164
147,600	Applied Materials, Inc.(g)	2,616,948
2,500	ASM Pacific Technology Ltd. (Hong Kong)	13,125
28,200	ATMI, Inc.(a)	819,774
47,600	Intel Corp.	979,132
39,400	MEMC Electronic Materials, Inc.(a)	1,443,222
8,300	Micrel, Inc.(a)	79,597
9,200	Novellus Systems, Inc.(a)	254,472
1,000	Sumco Corp. (Japan)	74,074
108,300	Texas Instruments, Inc.	3,600,975
2,200	Tokyo Electron Ltd. (Japan)	162,590
60,100	Xilinx, Inc.	1,319,195

		12,395,417

Software 2.5%
42,900	Cadence Design System, Inc.(a)	727,584
69,200	Informatica Corp.(a)	940,428
21,400	Intuit, Inc.(a)	686,726
32,900	McAfee, Inc.(a)	804,734
276,400	Microsoft Corp.	7,554,012
20,100	MicroStrategy, Inc., Class A(a)(g)	2,046,783
111,800	Oracle Corp.(a)	1,983,332

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

477	SAP AG (Germany)	$94,661
80,700	Synopsys, Inc.(a)	1,591,404

		16,429,664

Specialty Retail 1.4%
500	Aoyama Trading Co. Ltd. (Japan)	15,958
900	Autobacs Seven Co. Ltd. (Japan)	33,829
3,532	AutoNation, Inc.(a)	73,819
17,300	Best Buy Co., Inc.	926,588
17,400	Charlotte Russe Holding, Inc.(a)	479,196
6,200	Gymboree Corp.(a)	261,516
78,600	Home Depot, Inc.	2,850,821
95,900	Lowe’s Cos., Inc.	2,690,954
6,100	Men’s Wearhouse, Inc. (The)	226,981
16,000	Office Depot, Inc.(a)	635,200
4,700	Pacific Sunwear of California, Inc.(a)	70,876
22,100	Select Comfort Corp.(a)(g)	483,548
7,400	Sherwin-Williams Co. (The)	412,772

		9,162,058

Textiles, Apparel & Luxury Goods 0.7%
62,800	Coach, Inc.(a)	2,160,320
22,600	Fossil, Inc.(a)	486,804
8,000	Gunze Ltd. (Japan)	45,240
17,200	Jones Apparel Group, Inc.	557,968
4,700	Liz Claiborne, Inc.	185,697
15,900	Steven Madden Ltd.	623,916
362	Swatch Group AG (Switzerland)	14,041
2,600	Unifirst Corp.	81,224
3,100	VF Corp.	226,145
3,000	Yue Yuen Industrial Holdings (Hong Kong)	9,319

		4,390,674

Thrifts & Mortgage Finance 1.0%
16,000	CharterMac	319,360
28,198	Countrywide Financial Corp.	988,058
3,900	Freddie Mac	258,687
32,500	MGIC Investment Corp.(g)	1,949,025
23,900	PMI Group, Inc. (The)	1,047,059
28,700	Radian Group, Inc.(g)	1,722,000
1,200	Triad Guaranty, Inc.(a)	61,404

		6,345,593

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	29

Portfolio of Investments

as of September 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

Tobacco 0.8%
38,500	Altria Group, Inc.	$2,947,175
5,261	British American Tobacco (United Kingdom)	142,240
1,229	Imperial Tobacco Group (United Kingdom)	40,960
32,300	Reynolds American, Inc.(g)	2,001,631
8,400	Swedish Match AB (Sweden)	136,692

		5,268,698

Trading Companies & Distributors 0.2%
15,600	Applied Industrial Technologies, Inc.	380,640
16,500	H&E Equipment Services, Inc.(a)	402,435
14,000	Itochu Corp. (Japan)	108,444
18,000	Marubeni Corp. (Japan)	89,600
5,100	Mitsubishi Corp. (Japan)	95,848
6,000	Mitsui & Co. Ltd. (Japan)	76,292
6,000	Sumitomo Corp. (Japan)	74,819

		1,228,078

Transportation Infrastructure
22,000	Hopewell Holdings (Hong Kong)	62,691
58,326	Macquarie Airports Management Ltd. (Australia)	133,454

		196,145

Water Utilites
1,600	American States Water Co.	61,200

Wireless Telecommunication Services 0.1%
3,400	Alltel Corp.	188,700
140	Bouygues SA (France)	7,488
8,100	Crown Castle International Corp.(a)(g)	285,443
1	KDDI Corp. (Japan)	6,231
359	Mobistar S.A. (Belgium)	29,727
20	NTT DoCoMo, Inc. (Japan)	30,815
4,500	Syniverse Holdings, Inc.(a)	67,500
78,770	Vodafone Group PLC (United Kingdom)	180,300

		796,204

	Total common stocks (cost $354,749,410)	412,978,509

PREFERRED STOCK

Automobiles
102	Porsche AG (Germany) (cost $98,085)	105,569

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

CORPORATE BONDS 7.8%

Aerospace/Defense 0.4%
Baa2	$370	BAE Systems Holdings, Inc., Notes, 144A, 4.75%, 8/15/10	$360,403
Baa2	220	5.20%, 8/15/15	210,495
A2	190	Boeing Capital Corp., Sr. Notes, 6.10%, 3/01/11(g)	196,805
Baa3	272	Goodrich Corp., Notes, 144A 6.80%, 7/01/36	287,474
Baa1	110	Lockheed Martin Corp., Notes, 144A 6.15%, 9/01/36	115,269
Baa2	500	Northrop Grumman Corp., Gtd. Notes, 7.125%, 2/15/11	535,379
Baa2	195	Raytheon Co., Debs., 6.00%, 12/15/10	200,144
Baa2	29	Raytheon Co., Notes, 4.50%, 11/15/07	28,741
Baa2	270	Raytheon Co., Sr. Notes, 6.55%, 3/15/10	280,784
Baa2	140	5.50%, 11/15/12	141,213

			2,356,707

Airlines
Baa3	48	Continental Airlines, Inc., Pass-Thru Certs., Ser. 01-1, 6.703%, 6/15/21	48,354
Baa1	200	Southwest Airlines Co., Notes, 6.50%, 3/01/12	209,826

			258,180

Automotive 0.1%
Baa1	105	Auburn Hills Trust, Debs., 12.375%, 5/01/20	155,611
Baa1	65	DaimlerChrysler NA Holding Corp., Gtd. Notes, 8.50%, 1/18/31	77,247
Baa3	60	Equus Cayman Finance Ltd. (Cayman Islands), Notes, 144A, 5.50%, 9/12/08	59,760

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	31

Portfolio of Investments

as of September 30, 2006 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Baa3	$90	Hyundai Motor Manufacturing LLC, Gtd. Notes, 144A, 5.30%, 12/19/08	$89,220
Baa1	60	Johnson Controls, Inc., Sr. Notes, 5.50%, 1/15/16	58,632

			440,470

Banking 0.7%
A2	130	Banco Bradesco (Cayman), Notes, 144A, 8.75%, 10/24/13	147,225
Aa3	355	Bank of America Corp., Sub. Notes, 5.75%, 8/15/16	361,111
A1	400	Bank One Corp., Sub. Notes, 7.875%, 8/01/10	436,107
Aa3	400	Barclays Bank PLC, Notes, 144A, 5.926%, 12/15/49	399,916
Aa2	400	Citigroup Inc., Sub. Notes, 5.625%, 8/27/12	407,279
Aa2	82	5.00%, 9/15/14	79,891
Aa2	165	6.125%, 8/25/36	169,702
Aa3	145	HSBC Finance Corp., Notes, 5.00%, 6/30/15	140,157
Aa3	100	HSBC Finance Corp., Sr. Notes, 5.70%, 6/01/11	101,785
Baa2	220	ICICI Bank Ltd. (Singapore), Notes, 144A, 5.75%, 11/16/10	219,435
Aa3	190	J.P. Morgan Chase & Co., Notes, 4.60%, 1/17/11	185,777
Aa3	270	J.P. Morgan Chase & Co., Sr. Notes, 5.25%, 5/30/07	269,877
A2	150	J.P. Morgan Chase Capital XVIII, Bonds, Ser. R, 6.95%, 8/17/36	159,327
A2	160	Mizuho Finance Group (Cayman Islands), Bank Gtd. Notes, 144A, 5.79%, 4/15/14	161,729
Baa2	150	MUFG Capital Finance 1 Ltd. (Caymen Islands), Gtd. Notes, 6.346%, 7/29/49	150,746

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

A1	$140	Santander Central Hispano Issuances (Cayman Islands), Gtd. Notes, 7.625%, 9/14/10	$151,895
Aa3	450	Wachovia Bank NA., Sub. Notes, 7.80%, 8/18/10	489,055
A3	60	Washington Mutual Bank, Sub. Notes, 5.65%, 8/15/14	60,118
Aa1	295	Wells Fargo Bank NA, Sub. Notes, 4.75%, 2/09/15	282,648

			4,373,780

Brokerage 0.3%
A1	100	Bear Stearns Companies Inc. (The), Unsec. Notes, 5.30%, 10/30/15	98,436
Aa3	5	Goldman Sachs Group, Inc., Notes, 5.00%, 10/01/14	4,824
Aa3	310	Goldman Sachs Group, Inc., Sr. Notes, 5.35%, 1/15/16	304,278
A1	385	Goldman Sachs Group, Inc., Sub. Notes, 6.45%, 5/01/36	392,888
A1	335	Lehman Brothers Holdings, Inc., Notes, 6.625%, 1/18/12	355,268
Aa3	60	Merrill Lynch & Co., Inc., Notes, 4.79%, 8/04/10	59,083
Aa3	35	5.45%, 7/15/14	35,051
Aa3	240	Merrill Lynch & Co., Inc., Notes, MTN 4.25%, 2/08/10	233,121
Aa3	170	5.77%, 7/25/11	173,407
Aa3	90	5.00%, 1/15/15	87,264
Aa3	25	Morgan Stanley, Notes, 5.30%, 3/01/13	24,962
Aa3	105	5.375%, 10/15/15	103,678
A1	140	Morgan Stanley, Sub. Notes, 4.75%, 4/01/14	133,137

			2,005,397

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	33

Portfolio of Investments

as of September 30, 2006 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Building Materials & Construction 0.1%
Baa3	$160	American Standard, Inc., Gtd. Notes, 7.625%, 2/15/10	$168,829
Baa1	85	CRH America Inc., Gtd. Notes, 6.00%, 9/30/16	85,119
Baa1	85	Hanson PLC (United Kingdom), Notes, 6.125%, 8/15/16	85,567
Baa1	170	Hanson PLC (United Kingdom), Sr. Unsub., 7.875%, 9/27/10	183,063
Baa2	200	Lafarge SA (France), Notes, 6.15%, 7/15/11	204,294
Baa3	90	Ryland Group, Inc., (The) Sr. Notes, 5.375%, 6/01/08	89,300

			816,172

Cable 0.2%
Baa2	55	Comcast Cable Communications Holdings, Inc., Gtd. Notes, 9.455%, 11/15/22	71,168
Baa2	25	Comcast Corp., Bonds, 5.65%, 6/15/35	22,682
Baa2	135	Comcast Corp., Gtd. Notes, 6.45%, 3/15/37	135,065
Baa2	85	Comcast Corp., Sr. Unsec. Notes, 6.50%, 11/15/35	85,592
Baa3	270	Cox Communications, Inc., Notes, 7.875%, 8/15/09	286,296
Baa3	185	6.75%, 3/15/11	192,676
B2	385	CSC Holdings, Inc., Sr. Notes, 7.875%, 12/15/07	390,774

			1,184,253

Capital Goods 0.4%
A2	50	Caterpillar Financial Services Corp., Notes, MTN, 5.50%, 3/15/16	50,380
A2	400	Caterpillar, Inc., Debs., 7.25%, 9/15/09	423,502
Baa1	65	Cooper Cameron Corp., Sr. Notes, 2.65%, 4/15/07	64,022

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Baa1	$400	Erac USA Finance Co., Gtd. Notes, 144A, 7.35%, 6/15/08	$412,563
Baa2	75	FedEx Corp., Gtd. Notes, 7.25%, 2/15/11	80,474
Baa2	330	FedEx Corp., Notes, 2.65%, 4/01/07	325,543
A2	105	Honeywell International, Inc., Sr. Unsec. Notes, 5.70%, 3/15/36	105,445
A2	215	Honeywell International, Inc., Bonds, 6.125%, 11/01/11	223,681
Baa3	250	Tyco International Group SA (Luxembourg), Gtd. Notes, 6.00%, 11/15/13	258,708
A2	90	United Technologies Corp., Debs., 8.875%, 11/15/19	117,188
A2	165	United Technologies Corp., Notes, 6.35%, 3/01/11	172,380
Baa3	50	Waste Management, Inc., Gtd. Notes, 7.75%, 5/15/32	59,952

			2,293,838

Chemicals 0.2%
A3	60	Dow Chemical Co. (The), Debs., 5.97%, 1/15/09	60,906
A3	135	Dow Chemical Co. (The), Notes, 6.125%, 2/01/11	139,190
B2	219	Huntsman International LLC, Gtd. Notes, 9.875%, 3/01/09	228,308
Baa3	75	ICI Wilmington, Inc., Gtd. Notes, 5.625%, 12/01/13	73,917
Ba3	350	IMC Global, Inc., Gtd. Notes, Ser. B, 11.25%, 6/01/11	369,687
Baa3	170	Lubrizol Corp. (The), Sr. Notes, 4.625%, 10/01/09	166,769
Ba3	267	Lyondell Chemical Co., Gtd. Notes, 9.50%, 12/15/08	274,676
Baa1	100	Monsanto Co., Bonds, Ser. 1, 5.50%, 7/30/35	94,217

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	35

Portfolio of Investments

as of September 30, 2006 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Ba2	$100	Union Carbide Corp., Debs, 7.50%, 6/01/25	$106,928

			1,514,598

Consumer
A3	115	Western Union Holdings, Inc., Notes, Private Placement, 144A 5.93%, 10/01/16	115,946
Baa2	195	Whirlpool Corp., Notes, 6.125%, 6/15/11	198,516

			314,462

Electric 0.7%
Baa2	125	Appalachian Power Co., Sr. Notes, 4.40%, 6/01/10	120,696
Baa2	325	Arizona Public Services Co., Unsec’d. Notes, 6.25%, 8/01/16	330,378
A1	110	Boston Edison Co., Debs., 4.875%, 4/15/14	107,239
A3	105	Carolina Power & Light Co., First Mtge. Bonds, 5.25%, 12/15/15	103,242
Baa2	160	CenterPoint Energy Houston Electric LLC, Gen. Refi. Mtge., 5.70%, 3/15/13	161,427
Baa2	120	6.95%, 3/15/33	133,371
A1	145	Consolidated Edison Co. of New York, Sr. Unsec. Notes , 5.375%, 12/15/15	144,385
Baa2	65	Consumers Energy Co., First Mtge. Bonds, Ser. B, 5.375%, 4/15/13(g)	64,372
Baa2	190	Dominion Resources, Inc., Sr. Notes, Ser. D, 5.125%, 12/15/09	188,760
Baa2	45	Duke Capital LLC, Sr. Notes, 6.25%, 2/15/13	46,239
Baa2	22	8.00%, 10/01/19	25,561
Baa3	135	El Paso Electric Co., Sr. Unsec. Notes, 6.00%, 5/15/35	131,994

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Ba1	$220	Empresa Nacional de Electricidad SA (Chile), Bonds, Ser. B, 8.50%, 4/01/09	$234,230
Ba1	65	Empresa Nacional de Electricidad SA (Chile), Notes, 8.625%, 8/01/15	75,279
Baa2	125	Energy East Corp., Notes, 6.75%, 9/15/33	130,809
Baa2	30	Exelon Corp., Notes, 4.90%, 6/15/15	28,305
Baa3	155	FirstEnergy Corp., Notes, Ser. C, 7.375%, 11/15/31	179,202
Aa3	60	Florida Power & Light Co., First Mtge. Bonds, 5.95%, 10/01/33	61,919
Baa2	90	Indiana Michigan Power Co., Sr. Notes, Ser. INDF, 5.05%, 11/15/14	86,332
A2	35	National Rural Utilities Cooperative Finance Corp., Notes, 7.25%, 3/01/12	38,258
Ba1	250	Nevada Power Co., Mortgage Backed Notes, 6.50%, 5/15/18	259,839
Baa3	55	NiSource Finance Corp., Gtd. Notes, 5.25%, 9/15/17	51,318
Baa3	70	5.45%, 9/15/20	65,143
Baa2	165	Ohio Edison Co., Sr. Unsec’d. Notes, 6.40%, 7/15/16	173,386
Baa2	120	Oncor Electric Delivery, Debs., 7.00%, 9/01/22	130,044
Baa2	45	Oncor Electric Delivery, Sec’d. Notes, 7.25%, 1/15/33	51,045
Baa1	315	Pacific Gas & Electric Co., First Mtge. Bonds, 6.05%, 3/01/34	316,831
Baa3	110	Pepco Holdings, Inc., Notes, 5.50%, 8/15/07	109,974
A3	400	PPL Electric Utilities Corp., Sec’d. Notes, 6.25%, 8/15/09	410,723

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	37

Portfolio of Investments

as of September 30, 2006 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

A3	$100	Southern California Edison Co., First Mtge. Bonds, 4.65%, 4/01/15	$94,599
A3	70	5.625%, 2/01/36	67,931
Baa1	120	Xcel Energy, Inc., Sr. Notes, 3.40%, 7/01/08	116,018
Baa1	35	7.00%, 12/01/10	37,099
Baa1	95	6.50%, 7/01/36	100,229

			4,376,177
Energy - Integrated 0.1%
A1	40	ConocoPhillips Holding Co., Sr. Notes, 6.95%, 4/15/29	46,131
Baa1	60	Marathon Oil Corp., Notes, 6.125%, 3/15/12	62,168
A1	500	Phillips Petroleum Co., Notes, 8.75%, 5/25/10	558,375
Baa2	110	TNK-BP Finance SA, (Luxembourg), Gtd. Notes, Private Placement, 144A, 7.50%, 7/18/16	114,919

			781,593

Energy - Other 0.2%
Baa2	190	Anadarko Petroleum Corp., Sr. Notes, 5.95%, 9/15/16	192,270
Baa2	45	Devon Financing Corp., ULC, Gtd. Notes, 7.875%, 9/30/31	54,843
Baa2	55	Encana Corp., (Canada), Bonds, 6.50%, 8/15/34	57,126
Baa1	30	Halliburton Co., Notes, 5.50%, 10/15/10	30,182
A3	340	Occidental Petroleum Corp., Sr. Notes, 6.75%, 1/15/12	363,352
Baa2	45	Talisman Energy, Inc., (Canada), Notes, 5.125%, 5/15/15	43,099
Baa3	30	Valero Energy Corp., Sr. Unsec. Notes, 7.50%, 4/15/32	34,752
Baa1	125	Weatherford International Inc., Gtd. Notes, 6.50%, 8/01/36	127,483

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Baa1	$265	Woodside Petroleum Ltd. (Australia), Gtd. Notes, 144A, 5.00%, 11/15/13	$256,586
Baa2	75	XTO Energy, Inc., Sr. Unsec. Notes, 5.65%, 4/01/16	74,403

			1,234,096

Foods 0.5%
A1	160	Anheuser-Busch Cos., Inc., Sr. Notes, 6.00%, 4/15/11	165,561
A2	60	Archer-Daniels-Midland Co., Debs., 8.125%, 6/01/12	68,166
A3	90	Bottling Group LLC, Notes, 5.50%, 4/01/16	90,595
Baa2	215	Bunge Ltd., Notes, 5.35%, 4/15/14	205,920
Baa2	160	Cadbury Schweppes US Finance LLC, Notes, 144A, 3.875%, 10/01/08	155,628
A2	375	Cargill, Inc., Notes, 144A, 3.625%, 3/04/09	361,913
Baa2	81	ConAgra Foods, Inc., Notes, 7.875%, 9/15/10	88,095
Baa2	260	HJ Heinz Co., Notes, 144A, 6.428%, 12/01/08	265,366
A3	375	Kellogg Co., Notes, Ser. B, 6.60%, 4/01/11	394,564
A3	50	Kraft Foods, Inc., Notes, 5.25%, 6/01/07	49,917
A3	185	Kraft Foods, Inc., Sr. Unsec. Notes, 5.625%, 11/01/11	186,914
Baa2	35	Kroger Co. (The), Gtd. Notes, 6.80%, 4/01/11	36,605
Baa2	250	Kroger Co. (The), Notes, 7.80%, 8/15/07	253,927
Baa2	140	Kroger Co. (The), Sr. Notes, 7.00%, 5/01/18	148,313
Baa1	295	PepsiAmericas, Inc., Notes, 6.375%, 5/01/09	301,579
Baa2	25	Safeway, Inc., Sr. Unsec. Notes, 7.25%, 2/01/31	26,761

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	39

Portfolio of Investments

as of September 30, 2006 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Baa2	$35	Tricon Global Restaurants, Inc., Sr. Notes, 8.875%, 4/15/11	$39,575
Ba2	20	Tyson Foods, Inc., Sr. Unsec. Notes, 8.25%, 10/01/11	21,498
Ba1	150	6.85%, 4/01/16	154,448

			3,015,345

Gaming 0.1%
Baa3	55	Harrah’s Operating Co., Inc., Gtd. Notes, 7.125%, 6/01/07	55,405
Baa3	150	5.50%, 7/01/10	147,726
Baa3	56	5.75%, 10/01/17	51,215
B1	1	Mandalay Resort Group, Sr. Sub. Notes, 9.375%, 2/15/10	1,069
Ba3	300	Station Casinos, Inc., Sr. Sub. Notes, 6.625%, 3/15/18	270,750

			526,165

Health Care & Pharmaceutical 0.6%
A1	385	Abbott Laboratories, Notes, 5.875%, 5/15/16	398,840
Ba1	200	AmerisourceBergen Corp., Gtd. Notes, 5.625%, 9/15/12	196,590
Baa1	170	Baxter International, Inc., Sr. Unsec. Notes, 5.196%, 2/16/08	169,393
Baa1	160	5.90%, 9/01/16	164,324
Baa3	410	Boston Scientific Corp., Sr. Notes, 6.40%, 6/15/16	413,479
A2	110	Bristol-Myers Squibb Co., Notes, 5.75%, 10/01/11	112,050
Baa2	50	Cardinal Health Inc., Notes, 144A 5.80%, 10/15/16	49,886
Baa2	260	Cardinal Health, Inc., Unsub. Notes, 5.85%, 12/15/17	259,551
A1	180	Genentech, Inc., Sr. Notes, 4.75%, 7/15/15	172,863
Baa3	145	Laboratory Corp., of America Holdings, Sr. Unsec. Notes, 5.625%, 12/15/15	143,909

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Aa3	$30	Merck & Co., Inc., Debs., 5.95%, 12/01/28	$30,497
Aaa	40	Pharmacia Corp., Debs., 6.60%, 12/01/28	45,592
Baa1	315	Schering-Plough Corp., Sr. Notes, 5.55%, 12/01/13	316,025
Baa2	255	Teva Pharmaceutical Finance LLC, Bonds, 6.15%, 2/01/36	245,408
Ba2	520	Ventas Realty LP, Sr. Notes, 6.625%, 10/15/14	521,301
Baa1	225	Wyeth, Unsub. Notes, 5.50%, 3/15/13	225,955
Baa1	35	5.50%, 2/01/14	35,148
Baa1	25	6.45%, 2/01/24	26,589

			3,527,400

Health Care Insurance 0.2%
A3	80	Aetna, Inc., Sr. Unsub. Notes, 5.75%, 6/15/11	81,298
Baa1	310	Anthem, Inc., Notes, 3.50%, 9/01/07	304,293
A2	290	United Health Group, Inc., Sr. Unsec. Notes, 5.25%, 3/15/11	289,536
A2	95	5.375%, 3/15/16	93,993
A2	105	5.80%, 3/15/36	103,106
Ba1	190	Coventry Health Care, Inc., Sr. Notes, 6.125%, 1/15/15	188,545
Baa1	170	WellPoint, Inc., Notes, 5.00%, 12/15/14	164,329
Baa1	105	5.95%, 12/15/34	103,020

			1,328,120

Insurance 0.2%
A1	200	Allstate Corp. (The), Sr. Notes, 7.20%, 12/01/09	211,969
A1	15	5.55%, 5/09/35	14,155
A1	65	5.95%, 4/01/36	64,953
Aa2	260	American International Group, Inc., Notes, 4.25%, 5/15/13	244,144

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	41

Portfolio of Investments

as of September 30, 2006 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

A3	$35	AXA SA (France), Sub. Notes, 8.60%, 12/15/30	$44,684
Baa3	180	Liberty Mutual Group, Inc., Bonds, 144A, 7.00%, 3/15/34	179,990
Baa2	50	Marsh & Mclennan Cos., Inc., Sr. Unsec. Notes, 5.15%, 9/15/10	49,262
A2	70	MetLife, Inc., Sr. Notes, 6.125%, 12/01/11	72,625
A2	15	6.375%, 6/15/34	15,898
A2	205	5.70%, 6/15/35	199,200
A3	140	St. Paul Travelers Companies, Inc., (The), Sr. Unsec. Notes, 6.75%, 6/20/36	150,834
Baa2	110	W.R. Berkley Corp., Sr. Notes, 5.60%, 5/15/15	108,006
Baa2	90	6.15%, 8/15/19	90,001
A3	15	XL Capital Ltd. (Cayman Islands), Sr. Notes, 5.25%, 9/15/14	14,602

			1,460,323

Lodging 0.1%
A3	440	Carnival Corp. (Panama), Gtd. Notes, 3.75%, 11/15/07	432,038
A3	50	Carnival PLC (United Kingdom), Notes, 7.30%, 6/01/07	50,537

			482,575

Media & Entertainment 0.2%
Baa3	75	CBS Corp., Gtd. Notes, 7.875%, 7/30/30	81,896
Baa3	115	Chancellor Media Corp., Gtd. Notes, 8.00%, 11/01/08	120,244
Baa3	45	Clear Channel Communications, Inc., Sr. Notes, 4.40%, 5/15/11	41,877
A3	50	Disney (Walt) Co., Notes, 5.375%, 6/01/07	50,033
Ba1	15	McClatchy Co., Debs., 6.875%, 3/15/29	14,316

See Notes to Financial Statements.

42	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Baa2	$125	News America, Inc., Gtd. Notes, 7.625%, 11/30/28	$137,858
Baa2	100	Time Warner, Inc., Debs., 9.15%, 2/01/23	124,241
Baa2	225	Time Warner, Inc., Gtd. Notes, 6.75%, 4/15/11	235,324
Baa2	160	7.25%, 10/15/17	172,703
Baa3	150	Viacom, Inc., Sr. Notes, 144A 6.25%, 4/30/16	148,684
Baa3	160	6.875%, 4/30/36	158,174

			1,285,350

Metals 0.1%
Baa1	20	Alcan, Inc. (Canada), Notes, 4.50%, 5/15/13	18,851
Baa1	115	5.00%, 6/01/15	109,701
Baa2	40	Noranda, Inc. (Canada), Notes 6.20%, 6/15/35	38,665
Baa2	195	Southern Copper Corp., Sr. Notes, 7.50%, 7/27/35	204,090
Ba1	160	United States Steel Corp., Sr. Notes 10.75%, 8/01/08	173,000
Baa3	110	Vale Overseas Ltd. (Cayman Islands), Gtd. Notes, 8.25%, 1/17/34	124,850

			669,157

Non Captive Finance 0.4%
Aaa	165	Berkshire Hathaway Finance Corp., Gtd. Notes, 4.75%, 5/15/12	161,406
Baa1	5	Capital One Bank, Sub. Notes, 6.50%, 6/13/13	5,229
Baa1	55	Capital One Financial Corp., Notes, 5.50%, 6/01/15	53,932
Baa1	125	Capital One Financial Corp., Sr. Notes, MTN 5.70%, 9/15/11	125,881
Baa2	40	Capital One Financial Corp., Sub. Notes, 6.15%, 9/01/16	40,475

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	43

Portfolio of Investments

as of September 30, 2006 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

A2	$135	CIT Group Funding Co. of Canada, (Canada), Gtd. Notes, 5.20%, 6/01/15	$131,571
A2	195	CIT Group, Inc., Sr. Notes, 5.50%, 11/30/07	195,535
A2	80	4.25%, 2/01/10	77,562
Aaa	110	General Electric Capital Corp., Notes, 4.875%, 10/21/10	109,005
Aaa	340	5.50%, 4/28/11	344,655
Aaa	315	6.75%, 3/15/32	360,057
Aa3	130	Household Finance Corp., Notes, 4.75%, 5/15/09	128,822
Aa3	170	6.375%, 10/15/11	177,689
Aa3	15	4.75%, 7/15/13	14,488
A1	120	International Lease Finance Corp., Unsub. Notes, 3.50%, 4/01/09	115,075
Baa3	350	Residential Capital Corp., Gtd. Notes, 6.00%, 2/22/11	349,573
Baa3	100	Residential Capital Corp., Sr. Unsec. Notes, 6.375%, 6/30/10	101,178

			2,492,133

Non-Corporate 0.1%
A3	170	Export-Import Bank of Korea (South Korea), Notes, 144A, 4.125%, 2/10/09	165,561
A3	240	Korea Development Bank (South Korea), Notes, 4.75%, 7/20/09	236,540
Baa1	270	Pemex Project Funding Master Trust, Gtd. Notes, 5.75%, 12/15/15	263,790
Baa2	195	Petrobras International Finance Co. (Cayman Islands), Bonds, 8.375%, 12/10/18	227,175

			893,066

See Notes to Financial Statements.

44	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Paper
Baa3	$140	Plum Creek Timberlands LP, Gtd. Notes, 5.875%, 11/15/15	$138,485
Baa2	90	Weyerhaeuser Co., Debs., 7.375%, 3/15/32	93,229

			231,714

Pipelines & Other 0.2%
Baa3	330	Atmos Energy Corp., Notes, 4.00%, 10/15/09	316,198
Baa2	365	Duke Energy Field Services LLC, Notes, 7.875%, 8/16/10	395,068
Baa3	35	Enterprise Products Operating LP, Gtd. Notes, 6.875%, 3/01/33	36,015
Baa3	150	Enterprise Products Operating LP, Sr. Notes, 4.00%, 10/15/07	147,719
Baa2	175	Kinder Morgan Finance (Canada), Gtd. Notes, 5.70%, 1/05/16	161,545
Baa2	250	ONEOK, Inc., Sr. Unsec. Notes, 5.51%, 2/16/08	250,096
Baa2	125	ONEOK Partners, L.P., Notes, 6.65%, 10/01/36	125,876
Baa1	120	Sempra Energy, Sr. Notes, 4.621%, 5/17/07	119,418
Baa1	15	Sempra Energy, Sr. Unsec. Notes, 6.00%, 2/01/13	15,368

			1,567,303

Railroads 0.2%
Baa1	135	Burlington Northern Santa Fe Corp., Debs., 6.70%, 8/01/28	147,793
Baa1	4	Norfolk Southern Corp., Sr. Notes, 7.80%, 5/15/27	4,929
Baa1	96	Norfolk Southern Corp., Sr. Unsec. Notes, 5.64%, 5/17/29	93,408

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	45

Portfolio of Investments

as of September 30, 2006 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Baa2	$275	Union Pacific Corp., Notes, 6.625%, 2/01/08	$279,511
Baa2	275	3.625%, 6/01/10	260,289
Baa2	152	6.65%, 1/15/11	159,685

			945,615

Real Estate Investment Trusts 0.2%
Baa3	265	Brandywine Operating Partnership, Notes, 5.75%, 4/01/12	266,608
Baa2	350	EOP Operating LP, Sr. Notes, 6.75%, 2/15/08	356,016
Baa1	70	ERP Operating LP, Notes, 5.125%, 3/15/16	67,620
Baa2	250	Mack-Cali Realty LP, Notes, 7.25%, 3/15/09	259,426
Baa3	135	Post Apartment Homes LP, Notes, 6.30%, 6/01/13	138,736
Baa3	90	Post Apartment Homes LP, Sr. Notes, 5.45%, 6/01/12	88,093
Baa1	280	Simon Property Group LP, Unsec’d Notes, 5.75%, 5/01/12	284,021

			1,460,520

Retail 0.2%
Baa3	250	Gap, Inc. (The), Notes, 6.90%, 9/15/07	252,477
Aa3	290	Home Depot, Inc., Sr. Notes, 5.40%, 3/01/16	288,086
Baa1	45	May Department Stores Co. (The), Gtd. Notes, 8.50%, 6/01/19	53,021
Baa1	40	May Department Stores Co. (The), Notes, 6.65%, 7/15/24	40,036
A1	140	Target Corp., Sr. Unsec. Notes, 7.50%, 8/15/10	151,347
Aa2	260	Wal-Mart Stores, Inc., Bonds, 5.25%, 9/01/35	243,154

			1,028,121

See Notes to Financial Statements.

46	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Structured Notes 0.1%
B1	$650	TRAINS HY-1 2006, 144A(g) Zero Coupon, 5/01/16	$650,293

Technology 0.3%
Ba1	25	Electronic Data System Corp., Notes, 7.45%, 10/15/29	27,434
Baa1	165	Equifax, Inc., Notes, 4.95%, 11/01/07	163,699
Ba1	300	Freescale Semiconductor, Inc., Sr. Notes, 6.875%, 7/15/11	315,751
A1	185	International Business Machines Corp., Debs., 5.875%, 11/29/32	189,357
Baa3	250	Jabil Circuit, Inc., Sr. Notes, 5.875%, 7/15/10	252,253
Baa2	190	Motorola, Inc., Notes 4.608%, 11/16/07	188,541
Baa2	20	8.00%, 11/01/11	22,319
A3	200	Oracle Corp. and Ozark Holding, Inc., Notes, 5.00%, 1/15/11	198,089
BB+(d)	245	Seagate Technology HDD Holdings (Cayman Islands), Gtd. Notes, 8.00%, 5/15/09	254,800
Ba1	216	Xerox Corp., Sr. Unsec. Notes,(g) 6.40%, 3/15/16	214,920

			1,827,163

Telecommunications 0.7%
A2	64	ALLTEL Ohio LP, Gtd. Notes, 144A, 8.00%, 8/15/10	69,497
A3	115	America Movil SA de CV (Mexico), Unsec. Notes, 6.375%, 3/01/35	109,906
A2	120	AT&T Corp., Sr. Notes, 8.00%, 11/15/31(g)	146,671
A2	220	AT&T, Inc., Notes, 4.125%, 9/15/09	213,043
A2	240	5.30%, 11/15/10	239,294

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	47

Portfolio of Investments

as of September 30, 2006 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

A2	$245	BellSouth Corp., Notes, 4.20%, 9/15/09	$237,618
Baa1	45	British Telecommunications PLC (United Kingdom), Bonds, 8.875%, 12/15/30	60,033
Baa1	220	British Telecommunications PLC (United Kingdom), Unsub. Notes, 7.00%, 5/23/07	221,797
Baa1	100	Cingular Wireless LLC, Sr. Notes, 7.125%, 12/15/31	109,451
Baa1	120	Cingular Wireless Services, Inc., Notes, 8.125%, 5/01/12	135,069
A3	60	Deutsche Telekom International Finance BV(Netherlands), Gtd. Notes, 8.25%, 6/15/30	73,301
Baa3	80	Embarq Corp., Notes, 7.082%, 6/01/16	81,608
Baa3	200	7.995%, 6/01/36	211,781
A3	75	France Telecom SA (France), Notes, 8.50%, 3/01/31	97,856
Baa2	105	Koninklijke (Royal) KPN NV (Netherlands), Sr. Unsub. Notes, 8.00%, 10/01/10	113,440
Baa1	110	New Cingular Wireless Services, Inc., Sr. Notes, 8.75%, 3/01/31	140,624
Baa3	240	Nextel Communications, Inc., Sr. Notes, 5.95%, 3/15/14	234,737
Baa3	185	Sprint Capital Corp., Gtd. Notes, 6.90%, 5/01/19	192,522
Baa2	90	Telecom Italia Capital SA (Luxembourg), Gtd. Notes, 5.25%, 11/15/13	85,219
Baa2	80	6.375%, 11/15/33	74,817
Baa2	330	7.20%, 7/18/36	339,173
Baa1	420	Telecomunicaciones de Puerto Rico, Inc. (Puerto Rico), Gtd. Notes, 6.80%, 5/15/09	430,354

See Notes to Financial Statements.

48	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Baa1	$150	Telefonica Emisiones Sau (Spain) 6.421%, 6/20/16	$154,324
Baa1	265	7.045%, 6/20/36	279,662
Baa2	250	TELUS Corp. (Canada), Notes, 8.00%, 6/01/11	275,576
Baa3	95	US Cellular Corp., Sr. Notes, 6.70%, 12/15/33	91,923
A3	155	Verizon Global Funding Corp., Bonds, 5.85%, 9/15/35	146,035
A3	55	Verizon Global Funding Corp., Notes, 7.75%, 12/01/30	63,048
A3	200	Vodafone Group PLC (United Kingdom), Sr. Notes, 7.75%, 2/15/10	214,459

			4,842,838

Tobacco
Baa2	60	Altria Group, Inc., Debs., 7.75%, 1/15/27	72,649
Baa2	120	Altria Group, Inc., Notes, 7.65%, 7/01/08	124,538

			197,187

		Total corporate bonds (cost $50,462,582)	50,380,111

ASSET BACKED SECURITIES 1.4%
Baa2	230	American Express Credit Account Master Trust, Ser. 2004-4, Class C, 144A, 5.80%, 3/15/12(h)	231,402
Baa2	148	American Express Credit Account Master Trust, Ser. 2004-C, Class C, 144A, 5.83%, 2/15/12(h)	148,274
AA+(d)	44	Amortizing Residential Collateral Trust, Ser. 2002-BC7, Class M2, 6.68%, 10/25/32(h)	43,774
Aa2	500	Amortizing Residential Collateral Trust, Series 2002-BC9, Class M1, 6.43%, 12/25/32(h)	500,074

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	49

Portfolio of Investments

as of September 30, 2006 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Baa2	$397	Bank One Issuance Trust, Ser. 2003-C1, Class C1, 4.54%, 9/15/10	$392,724
Aa2	248	CDC Mortgage Capital Trust, Ser. 2002-HE3, Class M1, 6.98%, 3/25/33(h)	248,373
Aa2	360	Centex Home Equity, Ser. 2005-A, Class M2, 5.83%, 1/25/35(h)	361,993
Aaa	650	Chase Issuance Trust, Ser. 2005-A4, Class A4, 4.23%, 1/15/13	634,085
Baa2	300	Citibank Credit Card Issuance Trust, Ser. 2006-C1, Class C1, 5.73%, 2/20/15(h)	300,982
Aaa	270	Credit-Based Asset Servicing and Securitization, Ser. 2005-CB6, Class AF3, 5.12%, 7/25/35	268,256
Aa2	260	Equity One ABS, Inc., Ser. 2004-3, Class M1, 5.70%, 7/25/34	258,746
Aa2	300	First Franklin Mortgage Loan Asset Backed Certs., Ser. 2005-FFH1, Class M2, 5.85%, 6/25/36(h)	302,615
A-(d)	384	GSAMP Trust, Ser. 2006-HE4A, Class N1, Private Placement, 144A 5.75%, 6/25/36	382,206
Aa1	167	HFC Home Equity Loan Asset Backed Certs., Ser. 2005-2, Class M2, 5.82%, 1/20/35(h)	167,306
Aaa	220	Home Equity Asset Trust, Ser. 2005-7, Class 2A4, 5.71%, 1/25/36(h)	221,023
Aa2	31	Household Mortgage Loan Trust, Ser. 2004-HC1, Class M, 5.83%, 2/20/34(h)	31,344
Aaa	2,400	MBNA Master Credit Card Trust, Ser. 1999-J, Class A, 7.00%, 2/15/12	2,533,187

See Notes to Financial Statements.

50	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

A2	$290	Morgan Stanley ABS Capital I, Ser. 2004-N3, Class M2, 6.43%, 3/25/34(h)	$292,125
Aaa	268	Morgan Stanley Dean Witter Capital I, Ser. 2002-NC4, Class M1, 6.18%, 9/25/32(h)	274,441
Aa2	350	Morgan Stanley Dean Witter Capital I, Series 2002-HE1, Class M1, 5.93%, 7/25/32(h)	353,505
Aaa	119	Prestige Auto Receivables Trust, Ser. 2004-1, Class A2, 144A, 3.69%, 6/15/11	117,799
Aa2	240	Saxon Asset Securities Trust, Ser. 2005-2, Class M2, 5.77%, 10/25/35(h)	241,539
Aaa	300	Securitized Asset Backed Receivables LLC Trust, Ser. 2006-FR3, Class A3, 5.576%, 5/25/36	300,426
Aa2	280	Securitized Asset Bank Receivables LLC Trust, Ser. 2004-OP1, Class M1, 5.84%, 2/25/34(h)	280,684
A3	133	WFS Financial Owner Trust, Ser. 2004-4, Class D, 3.58%, 5/17/12	130,325

		Total asset backed securities (cost $9,125,572)	9,017,208

COMMERCIAL MORTGAGE BACKED SECURITIES 3.3%
AAA(d)	400	Banc of America Commercial Mortgage, Inc., Ser. 2003-2, Class A3, 4.873%, 3/11/41	393,493
Aaa	560	Banc of America Commercial Mortgage, Inc., Ser. 2004-2, Class A4, 4.153%, 11/10/38	536,415
Aaa	1,400	Banc of America Commercial Mortgage, Inc., Ser. 2005-6, Class A4, 5.354%, 9/10/47	1,391,467

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	51

Portfolio of Investments

as of September 30, 2006 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

AAA(d)	$1,000	Banc of America Commerical Mortage, Inc., Ser. 2006-2, Class A4 5.9304%, 5/10/45	$1,035,381
Baa2	430	Bear Stearns Commercial Mortgage Securities, Ser. 2001-TOP4, Class E, 6.47%, 11/15/33	448,391
Aaa	350	Bear Stearns Commercial Mortgage Securities, Ser. 2005-T18, Class AAB, 4.823%, 2/13/42	341,356
Aaa	500	Bear Stearns Commercial Mortgage Securities, Ser. 2005-T20, Class AAB, 5.287%, 10/12/42	498,374
Aaa	430	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3, 5.9112%, 3/15/49	443,418
Aaa	62	Commercial Mortgage Asset Trust, Ser. 1999-C2, Class A1, 7.285%, 11/17/32	63,078
AAA(d)	2,540	Commercial Mortgage Pass-Through Certs., Ser. 2004-LB2A, Class X2, 144A, 0.978%, 3/10/39	74,654
Aaa	300	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-C4, Class A4, 4.283%, 10/15/39	287,650
AAA(d)	800	Credit Suisse Mtge. Capital Certs., Series 2006-C1, Class A4, 5.558%, 2/15/39	812,323
AAA(d)	600	DLJ Commercial Mortgage Corp., Ser. 2000-CF1, Class A1B, 7.62%, 6/10/33	645,228
Aaa	4,764	GE Commercial Mortgage Corp., Ser. 2004-C2, Class X2, 0.775%, 3/10/40	96,107
Aaa	1,300	Greenwich Capital Commercial Funding Corp., Ser. 2003-C1, Class A4, 4.111%, 7/05/35	1,219,362

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Aaa	$610	Greenwich Capital Commercial Funding Corp., Ser. 2003-C2, Class A3, 4.533%, 1/05/36	$594,440
AAA(d)	1,300	GS Mtge. Securities Corp. II, Series 2006-GG6, Class AAB, 5.587%, 4/10/38	1,318,355
Aaa	1,250	J.P. Morgan Chase Commercial Mortgage Securities Corp., Ser. 2004-C2, Class A3, 5.382%, 5/15/41	1,245,909
Aaa	700	J.P. Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP5, Class A4, 5.345%, 12/15/44	696,585
Aaa	700	J.P. Morgan Chase Commercial mortgage Securities Corp., Ser. 2006-CB16, Class ASB, 5.523%, 5/12/45	708,272
Aaa	500	J.P. Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP8, Class ASB, 5.37%, 5/15/45	501,170
Aaa	455	J.P. Morgan Chase Commercial Mortgage Securities, Ser. 2005-CB13, Class A4, 5.472%, 1/12/43	454,956
Aaa	1,000	J.P. Morgan Chase Commercial Mortgage Securities, Ser. 2005-LDP2, Class ASB, 4.659%, 7/15/42	969,362
Aaa	520	J.P. Morgan Chase Commercial Mortgage Securities, Ser. 2005-LDP4, Class A4, 4.918%, 10/15/42	504,184
Aaa	29,954	J.P. Morgan Chase Commercial Mtge. Securities, Series 2006-LDP6, Class X2, 0.256%, 4/15/43	181,593
Aaa	1,630	KeyCorp, Ser. 2000-C1, Class A2, 7.727%, 5/17/32	1,738,508

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	53

Portfolio of Investments

as of September 30, 2006 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

AAA(d)	$800	LB-UBS Commercial Mortgage Trust, Ser. 2004-C6, Class A5, 4.826%, 8/15/29	$784,195
Aaa	430	LB-UBS Commercial Mortgage Trust, Ser. 2005-C3, Class A5, 4.739%, 7/15/30	412,556
Aaa	1,000	LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A4, 5.661%, 3/15/39	1,023,464
Aaa	400	Merrill Lynch Mortgage Trust, Ser. 2004-Key2, Class A3, 4.615%, 8/12/39	387,066
Aaa	430	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-2, Class A4, 6.105%, 6/12/46	449,669
AAA(d)	1,100	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C3, Class A-2, 4.867%, 2/15/35	1,077,486

		Total commercial mortgage backed securities (cost $22,000,130)	21,334,467

COLLATERALIZED MORTGAGE OBLIGATIONS 0.5%
Aaa	238	Banc of America Mortgage Securities, Inc., Ser. 2005-A, Class 2A1, 4.458%, 2/25/35(h)	233,694
Aaa	237	Banc of America Mortgage Securities, Inc., Ser. 2005-B, Class 2A1, 4.3899%, 3/25/35(h)	232,424
Aaa	372	Bank of America Alternative Loan Trust, Ser. 2006-5, Class 3A1, 6.00%, 6/25/36	375,761
Aaa	926	Bank of America Alternative Loan Trust, Series 2005-12, Class 3CB1, 6.00%, 1/25/36	927,701
Aaa	383	Countrywide Alternative Loan Trust, Ser. 2004-18CB, Class 3A1, 5.25%, 9/25/19	374,588
Aaa	164	FNMA, Ser. 1993-55, Class K, 6.50%, 5/25/08	165,061

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Aaa	$463	Master Alternative Loan Trust, Ser. 2004-4, Class 4A1, 5.00%, 4/25/19	$451,747
Aaa	308	Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A-3, 4.17%, 2/25/34	303,751
AAA(d)	168	Washington Mutual Alternative Mortgage Pass-Through Certs., Ser. 2005-1, Class 3A5, 5.00%, 3/25/20	166,402

		Total collateralized mortgage obligations (cost $3,285,089)	3,231,129

MORTGAGE BACKED SECURITIES 10.4%
	2,784	Federal Home Loan Mortgage Corp., 5.00%, 7/01/18 - 5/01/34	2,725,391
	2,510	4.50%, 2/01/19 - 7/01/20	2,420,581
	756	7.00%, 10/01/31 - 11/01/33	779,340
	733	6.00%, 1/01/34	738,254
	1,828	5.50%, 5/01/34 - 7/01/34	1,806,349
	759	5.252%, 12/01/35(h)	750,792
	1,500	Federal Home Loan Mortgage Corp., 5.50%, TBA(c) 30 YR	1,477,968
	1,000	5.00%, TBA(c) 30 YR	961,249
	1,500	6.00%, TBA(c) 30 YR	1,506,562
	65	Federal National Mortgage Association, 7.50%, 12/01/07	64,946
	1,337	6.50%, 5/01/13 - 1/01/34	1,364,694
	4,829	4.50%, 11/01/18 - 3/01/34	4,640,076
	9,530	5.50%, 12/01/16 - 1/01/34	9,417,133
	4,945	6.00%, 9/01/17 - 1/01/35	4,981,452
	9,086	5.00%, 10/01/18 - 7/01/35	8,774,246
	399	4.00%, 5/01/19	377,762
	29	8.00%, 12/01/23	30,308
	21	8.50%, 2/01/28	22,219
	4,000	Federal National Mortgage Association, 5.50%, TBA(c) 30 YR	3,940,000
	2,500	5.50%, TBA(c) 15 YR	2,497,655
	500	5.00%, TBA(c) 15 YR	491,094

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	55

Portfolio of Investments

as of September 30, 2006 Cont’d.

Principal Amount (000)	Description	Value (Note 1)

$7,000	5.00%, TBA(c) 30 YR	$6,726,566
1,500	6.00%, TBA(c) 30 YR	1,506,563
3,000	6.50%, TBA(c) 30 YR	3,052,500
188	Government National Mortgage Association, 8.00%, 8/15/22 - 6/15/25	200,377
975	6.50%, 9/15/23 - 8/15/32	1,000,752
148	7.00%, 6/15/24	152,703
23	7.50%, 12/15/29 - 5/15/31	23,589
1,830	5.50%, 7/15/33 - 9/15/34	1,819,629
2,750	Government National Mortgage Association, 5.50%, TBA(c) 30 YR	2,731,093

	Total mortgage backed securities (cost $67,568,731)	66,981,843

U.S. GOVERNMENT AGENCY OBLIGATIONS 1.9%
1,040	Federal Farm Credit Bank, 5.375%, 7/18/11	1,058,442
305	Federal Home Loan Bank, 5.60%, 1/03/08	305,319
775	4.50%, 5/13/11	759,989
5,315	5.375%, 8/19/11	5,411,309
415	5.625%, 6/13/16	427,815
1,170	Federal Home Loan Mortgage Corp., 4.90%, 11/03/08	1,164,541
60	4.75%, 1/18/11	59,637
465	5.75%, 6/27/16	484,581
195	5.50%, 7/18/16	202,551
108	Federal National Mortgage Association, 4.25%, 7/27/07	107,175
1,625	4.50%, 2/15/11	1,601,267
395	5.25%, 9/15/16	402,704
200	Tennessee Valley Authority, 5.88%, 4/01/36	221,529

	Total U.S. Government agency obligations (cost $12,037,617)	12,206,859

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

U.S. GOVERNMENT TREASURY SECURITIES 2.5%
	$39	United States Treasury Bonds, 9.00%, 11/15/18(b)	$54,143
	914	8.875%, 2/15/19(b)	1,261,891
	2,235	8.125%, 8/15/19 - 8/15/21(b)	2,971,424
	245	8.75%, 8/15/20	341,909
	295	7.875%, 2/15/21	387,672
	1,398	6.00%, 2/15/26	1,599,509
	1,059	4.50%, 2/15/36(b)	1,014,737
	1,631	United States Treasury Inflation Index, 3.875%, 1/15/09	1,677,917
	1,480	United States Treasury Notes, 2.75%, 8/15/07(b)	1,452,250
	3,600	4.875%, 4/30/08 - 8/15/16(g)	3,660,357
	135	4.00%, 6/15/09	132,891
	26	4.125%, 8/15/10	25,572
	635	3.875%, 2/15/13	609,923
	1,770	United States Treasury Strips, Zero Coupon, 2/15/19 - 5/15/19	969,473

		Total U.S. Government treasury securities (cost $16,045,967)	16,159,668

MUNICIPAL BOND
Aa3	195	Illinois State Taxable Pension, GO, 5.10%, 6/01/33 (cost $167,451)	186,833

FOREIGN GOVERNMENT OBLIGATIONS 0.3%
A3	55	Government of Malaysia (Malaysia), Bonds, 7.50%, 7/15/11	59,902
AA-(d)	160	Italy Government International Bond (Italy), Notes, 5.375%, 6/15/33	159,514
Baa1	265	Mexico Government International Bond (Mexico), Notes, 7.50%, 1/14/12	290,838
Baa1	434	5.625%, 1/15/17(g)	428,791
Baa1	161	8.125%, 12/30/19	193,200
Aa3	115	Province of Quebec (Canada), Notes, 4.60%, 5/26/15(g)	110,524

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	57

Portfolio of Investments

as of September 30, 2006 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Aa3	$390	Province of Quebec (Canada), Sr. Unsub. Notes, 5.75%, 2/15/09	$396,514
Baa2	160	Russian Federation (Russia), Unsub. Notes, 144A, Private Placement, 11.00%, 7/24/18	229,800
Baa1	100	South Africa Government International Bond (South Africa), Notes, 6.50%, 6/02/14	105,000
Baa1	220	United Mexican States (Mexico), Notes, 6.75%, 9/27/34	233,530

		Total foreign government obligations (cost $2,161,277)	2,207,613

		Total long-term investments (cost $537,701,911)	594,789,809

SHORT-TERM INVESTMENTS 19.7%

CORPORATE BONDS 0.2%

Electric
Baa2	140	Duke Capital LLC, Sr. Notes, 4.331%, 11/16/06	139,768

Foods 0.1%
A3	510	Kraft Foods, Inc., Notes, 4.625%, 11/01/06	509,613
Ba2	75	Tyson Foods, Inc., Sr. Notes, 7.25%, 10/01/06	75,002

			584,615

Media & Entertainment
Baa2	130	British Sky Broadcasting PLC, (United Kingdom), Gtd. Notes, 7.30%, 10/15/06	130,060

Real Estate Investment Trusts 0.1%
Baa1	380	Simon Property Group LP, Gtd. Notes, 6.875%, 11/15/06	380,491

		Total corporate bonds (cost $1,237,732)	1,234,934

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

U.S. GOVERNMENT SECURITIES
	$250	United States Treasury Bill,(i) 4.77%, 12/14/06 (cost $247,549)	$247,610

Shares

AFFILATED MUTUAL FUNDS 19.5%
4,460,155	Dryden Core Investment Fund—Short Term Bond Series (Note 3)(f)	44,646,156
81,123,508	Dryden Core Investment Fund—Taxable Money Market Series (includes $49,526,319 of cash collateral for securities on loan) (Note 3)(e)(f)	81,123,508

	Total affiliated mutual funds (cost $125,743,742)	125,769,664

	Total short-term investments (cost $127,229,023)	127,252,208

	Total Investments 111.6% (cost $664,930,934; Note 5)	722,042,017
	Liabilities in excess of other assets(j) (11.6%)	(75,003,644)

	Net Assets 100.0%	$647,038,373

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to liquid.

GO—General Obligation

LLC—Limited Liability Company

MTN—Medium Term Notes

NA—National Association

TRAINS—Targeted Return Index Securities

ULC—Unlimited Liability Corporation

(a)	Non-income producing security.
(b)	All or partial amount of security is segregated as initial margin for financial futures transactions.
(c)	Principal amount of $25,250,000 represents a to-be announced (“TBA”) mortgage dollar roll.
(d)	Standard and Poor’s Rating.
(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund-Dryden Short-Term Bond Series and Taxable Money Market Series.

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	59

Portfolio of Investments

as of September 30, 2006 Cont’d.

(g)	Portion of securities on loan with an aggregate market value of $47,543,520; cash collateral of $49,526,319 was received with which the Portfolio purchased highly liquid short-term investments.
(h)	Variable rate instrument.
(i)	Rate quoted represents yield-to-maturity as of purchase date.
(j)	Lliabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures contracts and interest rate swaps as follows:

Open futures contracts outstanding at September 30, 2006:

Number of Contracts	Type	Expiration Date	Value at September 30, 2006	Value at Trade Date	Unrealized Appreciation (Depreciation)
Long Positions:
106	U.S. T-Notes 5-Yr.	Dec. 06	$11,184,656	$11,131,656	$53,000
80	U.S. T-Notes 2-Yr.	Dec. 06	16,360,000	16,345,045	14,955
61	U.S. Long Bond	Dec. 06	6,856,781	6,781,660	75,121

					143,076

Short Positions:
24	U.S. T-Notes 5-Yr.	Dec. 06	2,532,375	2,532,628	253
17	U.S. T-Notes 10-Yr.	Dec. 06	1,837,063	1,836,246	(817)

					(564)

					$142,512

Interest rate swap agreement outstanding at September 30, 2006:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Floating Rate	Unrealized Appreciation
Merrill Lynch Capital Services*	10/03/2011	$970,000	5.09%	3 month LIBOR	$558

*	Portfolio pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2006 were as follows:

Affiliated Mutual Funds (including 7.7% of collateral received for securities on loan)	19.5%
Mortgage Backed Securities	10.4
Oil, Gas & Consumable Fuels	4.6
Diversified Financial Services	3.5
Commercial Banks	3.4
Pharmaceuticals	3.3
Commercial Mortage Backed Securities	3.3
U.S. Government Treasury Securities	2.5
Software	2.5
Insurance	2.5
Capital Markets	2.4
Health Care Providers & Services	2.1
Aerospace & Defense	2.1
Computers & Peripherals	2.0
U.S. Government Agency Obligations	1.9
Semiconductors & Semiconductor Equipment	1.9
Media	1.7
Diversified Telecommunication Services	1.6
Beverages	1.6
Real Estate Investment Trusts	1.5
Communications Equipment	1.5
Specialty Retail	1.4
Machinery	1.4
Industrial Conglomerates	1.4
Health Care Equipment & Supplies	1.4
Asset Backed Securities	1.4
Hotels, Restaurants & Leisure	1.3
Multiline Retail	1.1
Metals & Mining	1.1
Energy Equipment & Services	1.1
Thrifts & Mortgage Finance	1.0
Biotechnology	1.0
Household Products	0.9
Food & Staples Retailing	0.9
Electric Utilities	0.9
Chemicals	0.9
Tobacco	0.8
Electronic Equipment & Instruments	0.8
Textiles, Apparel & Luxury Goods	0.7
Telecommunications	0.7
Electrical Equipment	0.7
Electric	0.7
Banking	0.7
Health Care & Pharmaceutical	0.6
Foods	0.6
Commercial Services & Supplies	0.6

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	61

Portfolio of Investments

as of September 30, 2006 Cont’d.

Multi-Utilities	0.5%
IT Services	0.5
Independent Power Producers & Energy Traders	0.5
Food Products	0.5
Collateralized Mortgage Obligations	0.5
Office Electronics	0.4
Non Captive Finance	0.4
Internet Software & Services	0.4
Capital Goods	0.4
Technology	0.3
Life Sciences, Tools & Services	0.3
Internet & Catalog Retail	0.3
Health Care Technology	0.3
Foreign Government Obligations	0.3
Diversified Consumer Services	0.3
Consumer Finance	0.3
Construction Materials	0.3
Construction & Engineering	0.3
Building Products	0.3
Brokerage	0.3
Air Freight & Logistics	0.3
Trading Companies & Distributors	0.2
Road & Rail	0.2
Retail	0.2
Real Estate Management & Development	0.2
Railroads	0.2
Pipelines & Other	0.2
Personal Products	0.2
Media & Entertainment	0.2
Leisure Equipment & Products	0.2
Health Care Insurance	0.2
Energy—Other	0.2
Cable	0.2
Automobiles	0.2
Airlines	0.2
Wireless Telecommunication Services	0.1
Structured Notes	0.1
Non-Corporate	0.1
Metals	0.1
Lodging	0.1
Household Durables	0.1
Gas Utilities	0.1
Gaming	0.1
Energy—Integrated	0.1
Containers & Packaging	0.1
Building Materials & Construction	0.1
Automotive	0.1

111.6
Liabilities in excess of other assets	(11.6)

100.0%

See Notes to Financial Statements.

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Financial Statements

SEPTEMBER 30, 2006	ANNUAL REPORT

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund

Statement of Assets and Liabilities

as of September 30, 2006

Assets
Investments at value, including securities on loan of $47,543,520
Unaffiliated Investments (cost $539,187,192)	$596,272,353
Affiliated Investments (cost $125,743,742)	125,769,664
Cash	227,201
Foreign currency, at value (cost $16,360)	16,352
Receivable for investments sold	18,159,190
Dividends and interest receivable	2,028,411
Receivable for Series shares sold	345,580
Foreign tax reclaim receivable	10,673
Unrealized appreciation on interest rate swap	558

Total assets	742,829,982

Liabilities
Payable to broker for collateral for securities on loan	49,526,319
Payable for investments purchased	43,933,768
Payable for Series shares reacquired	1,505,002
Management fee payable	344,312
Transfer agent fee payable	207,700
Distribution fee payable	140,364
Accrued expenses and other liabilities	122,176
Due to broker—variation margin	9,417
Deferred directors’ fees	2,551

Total liabilities	95,791,609

Net Assets	$647,038,373

Net assets were comprised of:
Common stock, at par	$45,629
Paid-in capital in excess of par	549,624,784

549,670,413
Undistributed net investment income	10,470,930
Accumulated net realized gain on investments and foreign currency transactions	29,643,620
Net unrealized appreciation on investments and foreign currencies	57,253,410

Net assets, September 30, 2006	$647,038,373

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($415,485,835 ÷ 29,331,379 shares of common stock issued and outstanding)	$14.17
Maximum sales charge (5.50% of offering price)	.82

Maximum offering price to public	$14.99

Class B
Net asset value, offering price and redemption price per share ($52,601,401 ÷ 3,727,491 shares of common stock issued and outstanding)	$14.11

Class C
Net asset value, offering price and redemption price per share ($13,287,100 ÷ 941,507 shares of common stock issued and outstanding)	$14.11

Class R
Net asset value, offering price and redemption price per share ($1,015,493 ÷ 71,697 shares of common stock issued and outstanding)	$14.16

Class Z
Net asset value, offering price and redemption price per share ($164,648,544 ÷ 11,556,886 shares of common stock issued and outstanding)	$14.25

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	65

Statement of Operations

Year Ended September 30, 2006

Net Investment Income
Income
Unaffiliated interest income	$8,610,087
Unaffiliated dividend income (net of foreign withholding taxes of $56,367)	8,428,291
Affiliated dividend income	3,516,996
Affiliated Income from securities loaned, net	130,671

Total income	20,686,045

Expenses
Management fee	4,299,274
Distribution fee—Class A	1,038,770
Distribution fee—Class B	640,483
Distribution fee—Class C	134,128
Distribution fee—Class R	1,463
Transfer agent’s fees and expenses (including affiliated expense of $640,000)	771,000
Custodian’s fees and expenses	170,000
Reports to shareholders	85,000
Registration fees	60,000
Legal fees and expenses	30,000
Audit fee	22,000
Insurance	21,000
Directors’ fees	20,000
Miscellaneous	24,261

Total expenses	7,317,379

Net investment income	13,368,666

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	35,019,803
Foreign currency transactions	(9,074)
Financial futures transactions	(452,975)
Options written transactions	6,740
Swap transactions	(56,495)

34,507,999

Net change in unrealized appreciation (depreciation) on:
Investments	2,121,772
Foreign currencies	(744)
Financial futures contracts	217,505
Options written	(2,740)
Swaps	558

2,336,351

Net gain on investments and foreign currencies	36,844,350

Net Increase In Net Assets Resulting From Operations	$50,213,016

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$13,368,666	$10,406,689
Net realized gain on investments and foreign currency transactions	34,507,999	55,882,882
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,336,351	3,603,235

Net increase in net assets resulting from operations	50,213,016	69,892,806

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(6,532,470)	(5,121,185)
Class B	(570,979)	(379,484)
Class C	(108,450)	(58,070)
Class R	(34)	—
Class Z	(3,092,429)	(2,510,153)

	(10,304,362)	(8,068,892)

Distributions from net realized gains
Class A	(20,133,621)	—
Class B	(3,512,317)	—
Class C	(651,364)	—
Class R	(125)	—
Class Z	(8,207,672)	—

	(32,505,099)	—

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	42,587,895	52,155,333
Net asset value of shares issued in reinvestment of dividends	40,940,668	7,702,120
Cost of shares reacquired	(128,908,871)	(141,029,407)

Net decrease in net assets from Series share transactions	(45,380,308)	(81,171,954)

Total decrease	(37,976,753)	(19,348,040)

Net Assets
Beginning of year	685,015,126	704,363,166

End of year(a)	$647,038,373	$685,015,126

(a) Includes undistributed net investment income of:	$10,470,930	$7,334,452

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	67

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was incorporated in Maryland on August 10, 1995 and consists of six series: Dryden Active Allocation Fund (the “Series”), Jennison Growth Fund, and Jennison Equity Opportunity Fund which are diversified funds and JennisonDryden Growth Allocation Fund, JennisonDryden Moderate Allocation Fund and JennisonDryden Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Dryden Active Allocation Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 7, 1996.

The Series’ investment objective is to seek income and long-term growth of capital by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series, in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at their last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained

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from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Director’s approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market-value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rate of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	69

Notes to Financial Statements

Cont’d

securities held at fiscal year end. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the

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financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase.

The Series’ principal reason for writing options is to realize, through receipt of premiums, greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the options.

If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Series, as a writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	71

Notes to Financial Statements

Cont’d

included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the trade date and settlement value. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Swaps: The Series may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Series enters into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Series with another party of their respective commitments to pay or receive interest and may involve payment/receipt of a premium at the time of initiation of the swap agreement. The Series’ swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Series will receive a payment from or make a payment to the counterparty. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Series’ cost basis in the swap and the proceeds of the closing transaction, including any fees.

During the period that the swap agreement is open, the Series may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Risk: Forward currency contracts, written options, financial futures contracts, and swap agreements involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities. Lower rated or unrated securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer’s inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Series to meet their obligations may be affected by economic developments in a specific industry or region.

Dollar Rolls: The Series may enter into mortgage dollar rolls in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously

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contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on the securities. The Series’ policy is to record the components of dollar rolls as purchase and sale transactions. The Series had dollar rolls outstanding as of September 30, 2006, which are included in Receivable for Investments Sold and Payable for Investments Purchased in the Statement of Assets and Liabilities. The Series maintains a segregated account of U.S. government securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to dollar rolls.

The Series is subject to the risk that the market value of the securities the Series is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Lending: The Series may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	73

Notes to Financial Statements

Cont’d

Net Investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

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The management fee paid to PI is computed daily and payable monthly at an annual rate of .65 of 1% of the Series’ daily average net assets up to $1 billion and .60 of 1% of the average net assets of the Series in excess of $1 billion. The effective management fee rate was .65 of 1% for the year ended September 30, 2006.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C and R Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75% of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. For the year ended September 30, 2006, PIMS contractually agreed to limit such fees to .25 of 1% and .50% of 1% of the average daily net assets of the Class A shares and Class R shares, respectively.

PIMS has advised the Series that it received approximately $187,500 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2006. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2006, it received approximately $98,600 and $600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	75

Notes to Financial Statements

Cont’d

portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Series did not borrow any amounts pursuant to the SCA during the year ended September 30, 2006.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2006, the Series incurred approximately $93,300 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

PIM is the securities lending agent for the Series. For the year ended September 30, 2006, PIM has been compensated by the Series approximately $56,100 for these services.

The Series invests in the Taxable Money Market Series and Short-Term Bond Series (the “Portfolios”), portfolios of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolios are a money market mutual fund and short term bond fund, respectively, registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities other than short-term investments and U.S. Government Securities, for the year ended September 30, 2006 were $400,913,505 and $488,991,003 respectively.

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Transactions in options written during the year ended September 30, 2006 were as follows:

	Number of Contracts	Premiums
Balance as of September 30, 2005	22	$6,740
Options expired	(22)	(6,740)

Balance as of September 30, 2006	—	$—

The amount of dollar rolls outstanding at September 30, 2006 was $24,891,252 (principal $25,250,000), which was 3.8% of total net assets.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income and accumulated net realized gain on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investments and foreign currency transactions. For the year ended September 30, 2006, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investments and foreign currency transactions by $72,174 due to differences in the treatment for books and tax purposes of certain transactions involving foreign securities and currencies, reclass of paydown gain/(loss) and reclass of swap income. Net investment income, net assets were not affected by this change.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2006 were as follows:

Tax Basis of Investments	Gross Appreciation	Gross (Depreciation)	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$667,588,444	$72,057,263	$(17,603,690)	$54,453,573	$(744)	$54,452,829

The difference between book basis and tax basis was attributable to deferred losses on wash sales and marking to market of unrealized appreciation on passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables and payables.

The Fund has elected to treat net currency losses of approximately $9,100 incurred between November 1, 2005 and September 30, 2006 as being incurred during the fiscal year ending September 30, 2007.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	77

Notes to Financial Statements

Cont’d

For the year ended September 30, 2006, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets were $10,424,431, from ordinary income and $32,385,030 from long-term capital gains. The respective amount for the year ended September 30, 2005 was $8,068,892 of ordinary income. As of September 30, 2006, the accumulated undistributed ordinary income and long-term capital gains on a tax basis were $27,888,335 and $15,038,421, respectively.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% if they sell these shares within 12 months of purchase, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares have a CDSC of 1% during the first 12 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of $.001 par value common stock of the Series, designated Class A, Class B, Class C, Class R and Class Z, each of which consists of 200 million authorized shares. As of September 30, 2006, Prudential owned 197 Class R shares of the Series.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year Ended September 30, 2006:
Shares sold	1,207,306	$16,530,272
Shares issued in reinvestment of dividends	1,871,525	25,115,868
Shares reacquired	(5,317,814)	(72,756,694)

Net increase (decrease) in shares outstanding before conversion	(2,238,983)	(31,110,554)
Shares issued upon conversion from Class B	1,262,933	17,123,600

Net increase (decrease) in shares outstanding	(976,050)	$(13,986,954)

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Class A	Shares	Amount
Year ended September 30, 2005:
Shares sold	1,209,573	$16,429,897
Shares issued in reinvestment of dividends	358,065	4,776,588
Shares reacquired	(5,961,132)	(80,969,767)

Net increase (decrease) in shares outstanding before conversion	(4,393,494)	(59,763,282)
Shares issued upon conversion from Class B	1,537,386	21,156,164

Net increase (decrease) in shares outstanding	(2,856,108)	$(38,607,118)

Class B
Year Ended September 30, 2006:
Shares sold	298,838	$4,089,717
Shares issued in reinvestment of dividends	292,092	3,931,553
Shares reacquired	(906,248)	(12,384,879)

Net increase (decrease) in shares outstanding before conversion	(315,318)	(4,363,609)
Shares reacquired upon conversion into Class A	(1,262,994)	(17,123,600)

Net increase (decrease) in shares outstanding	(1,578,312)	$(21,487,209)

Year ended September 30, 2005:
Shares sold	639,726	$8,653,946
Shares issued in reinvestment of dividends	27,284	364,781
Shares reacquired	(1,231,741)	(16,680,645)

Net increase (decrease) in shares outstanding before conversion	(564,731)	(7,661,918)
Shares reacquired upon conversion into Class A	(1,539,246)	(21,156,164)

Net increase (decrease) in shares outstanding	(2,103,977)	$(28,818,082)

Class C
Year Ended September 30, 2006:
Shares sold	179,302	$2,445,244
Shares issued in reinvestment of dividends	44,408	597,728
Shares reacquired	(250,211)	(3,435,760)

Net increase (decrease) in shares outstanding	(26,501)	$(392,788)

Year ended September 30, 2005:
Shares sold	275,525	$3,730,608
Shares issued in reinvestment of dividends	3,805	50,876
Shares reacquired	(435,023)	(5,886,259)

Net increase (decrease) in shares outstanding	(155,693)	$(2,104,775)

Class R
Year Ended September 30, 2006:
Shares sold	71,505	$975,738
Shares issued in reinvestment of dividends	12	159
Shares reacquired	(5)	(75)

Net increase (decrease) in shares outstanding	71,512	$975,822

Period ended September 30, 2005*:
Shares sold	185	$2,500

Net increase (decrease) in shares outstanding	185	$2,500

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	79

Notes to Financial Statements

Cont’d

Class Z	Shares	Amount
Year Ended September 30, 2006:
Shares sold	1,347,983	$18,546,924
Shares issued in reinvestment of dividends	838,557	11,295,360
Shares reacquired	(2,931,906)	(40,331,463)

Net increase (decrease) in shares outstanding	(745,366)	$(10,489,179)

Year ended September 30, 2005:
Shares sold	1,713,034	$23,338,382
Shares issued in reinvestment of dividends	187,584	2,509,875
Shares reacquired	(2,751,402)	(37,492,736)

Net increase (decrease) in shares outstanding	(850,784)	$(11,644,479)

*	Commenced operations on December 17, 2004.

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and interim periods within those fiscal years and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

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Financial Highlights

SEPTEMBER 30, 2006	ANNUAL REPORT

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund

Financial Highlights

Class A
Year Ended September 30, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.00

Income (loss) from investment operations
Net investment income	.28
Net realized and unrealized gain (loss) on investment transactions	.79

Total from investment operations	1.07

Less Distributions
Dividends from net investment income	(.22)
Distributions from net realized gains	(.68)

Total distributions	(.90)

Net asset value, end of year	$14.17

Total Return(b):	7.98%
Ratios/Supplemental Data:
Net assets, end of year (000)	$415,486
Average net assets (000)	$415,508
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.08%
Expenses, excluding distribution and service (12b-1) fees	.83%
Net investment income	2.05%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	152%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c)	The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended September 30,
2005(a)	2004(a)	2003(a)	2002(a)

$12.83	$11.47	$9.60	$11.08

.21	.14	.12	.18
1.12	1.31	1.96	(1.37)

1.33	1.45	2.08	(1.19)

(.16)	(.09)	(.21)	(.29)
—	—	—	—

(.16)	(.09)	(.21)	(.29)

$14.00	$12.83	$11.47	$9.60

10.41%	12.68%	21.91%	(11.18)%

$424,341	$425,614	$410,597	$369,410
$428,897	$429,046	$385,242	$461,051

1.09%	1.07%	1.11%	1.11%
.84%	.82%	.86%	.86%
1.52%	1.13%	1.12%	1.51%

119%	170%	212%	215%

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	83

Financial Highlights

Cont’d

Class B
Year Ended September 30, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.94

Income (loss) from investment operations
Net investment income	.18
Net realized and unrealized gain (loss) on investment transactions	.78

Total from investment operations	.96

Less Distributions
Dividends from net investment income	(.11)
Distributions from net realized gains	(.68)

Total distributions	(.79)

Net asset value, end of year	$14.11

Total Return(b):	7.14%
Ratios/Supplemental Data:
Net assets, end of year (000)	$52,601
Average net assets (000)	$64,048
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.83%
Expenses, excluding distribution and service (12b-1) fees	.83%
Net investment income	1.29%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended September 30,
2005(a)	2004(a)	2003(a)	2002(a)

$12.78	$11.42	$9.56	$11.00

.11	.05	.04	.10
1.10	1.31	1.95	(1.36)

1.21	1.36	1.99	(1.26)

(.05)	—	(.13)	(.18)
—	—	—	—

(.05)	—	(.13)	(.18)

$13.94	$12.78	$11.42	$9.56

9.50%	11.91%	20.96%	(11.73)%

$73,983	$94,667	$104,308	$124,201
$88,854	$104,847	$113,112	$169,928

1.84%	1.82%	1.86%	1.86%
.84%	.82%	.86%	.86%
.77%	.38%	.38%	.77%

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	85

Financial Highlights

Cont’d

Class C
Year Ended September 30, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.95

Income (loss) from investment operations
Net investment income	.18
Net realized and unrealized gain (loss) on investment transactions	.77

Total from investment operations	.95

Less Distributions
Dividends from net investment income	(.11)
Distributions from net realized gains	(.68)

Total distributions	(.79)

Net asset value, end of year	$14.11

Total Return(b):	7.14%
Ratios/Supplemental Data:
Net assets, end of year (000)	$13,287
Average net assets (000)	$13,413
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.83%
Expenses, excluding distribution and service (12b-1) fees	.83%
Net investment income	1.30%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class C
Year Ended September 30,
2005(a)	2004(a)	2003(a)	2002(a)

$12.78	$11.42	$9.56	$11.00

.11	.05	.04	.08
1.11	1.31	1.95	(1.34)

1.22	1.36	1.99	(1.26)

(.05)	—	(.13)	(.18)
—	—	—	—

(.05)	—	(.13)	(.18)

$13.95	$12.78	$11.42	$9.56

9.50%	11.91%	20.96%	(11.73)%

$13,500	$14,357	$12,655	$11,268
$14,221	$13,380	$12,132	$15,577

1.84%	1.82%	1.86%	1.86%
.84%	.82%	.86%	.86%
.78%	.38%	.37%	.76%

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	87

Financial Highlights

Cont’d

	Class R
	Year Ended September 30, 2006(b)	December 17, 2004(a) Through September 30, 2005(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.00	$13.53

Income from investment operations
Net investment income	.24	.12
Net realized and unrealized gain on investment transactions	.78	.35

Total from investment operations	1.02	.47

Less Distributions
Dividends from net investment income	(.18)	—
Distributions from net realized gains	(.68)	—

Total distributions	(.86)	—

Net asset value, end of period	$14.16	$14.00

Total Return(c):	7.70%	3.40%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,015	$3
Average net assets (000)	$293	$2
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.33%	1.34	%(e)
Expenses, excluding distribution and service (12b-1) fees	.83%	.84	%(e)
Net investment income	1.94%	1.48	%(e)

(a)	Commencement of operations.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(d)	The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% on the average daily net assets of the Class R shares.
(e)	Annualized.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Financial Highlights

Cont’d

Class Z
Year Ended September 30, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.08

Income (loss) from investment operations
Net investment income	.32
Net realized and unrealized gain (loss) on investment transactions	.78

Total from investment operations	1.10

Less Distributions
Dividends from net investment income	(.25)
Distributions from net realized gains	(.68)

Total distributions	(.93)

Net asset value, end of year	$14.25

Total Return(b):	8.29%
Ratios/Supplemental Data:
Net assets, end of year (000)	$164,649
Average net assets (000)	$168,165
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.83%
Expenses, excluding distribution and service (12b-1) fees	.83%
Net investment income	2.30%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class Z
Year Ended September 30,
2005(a)	2004(a)	2003(a)	2002(a)

$12.90	$11.53	$9.66	$11.14

.24	.17	.14	.21
1.13	1.32	1.97	(1.37)

1.37	1.49	2.11	(1.16)

(.19)	(.12)	(.24)	(.32)
—	—	—	—

(.19)	(.12)	(.24)	(.32)

$14.08	$12.90	$11.53	$9.66

10.63%	12.96%	22.11%	(10.86)%

$173,188	$169,725	$167,039	$166,036
$176,256	$171,470	$172,708	$206,376

.84%	.82%	.86%	.86%
.84%	.82%	.86%	.86%
1.76%	1.38%	1.36%	1.76%

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	91

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Prudential Investment Portfolios, Inc.—Dryden Active Allocation Fund:

We have audited the accompanying statement of assets and liabilities of The Prudential Investment Portfolios, Inc.—Dryden Active Allocation Fund (one of the portfolios constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended September 30, 2004, were audited by another independent registered public accounting firm, whose report dated, November 25, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2006

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series’ fiscal year end September 30, 2006, as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended September 30, 2006, dividends paid from net investment income were $0.222 per share for Class A shares, $0.113 per share for Class B and C shares, $0.188 for Class R shares and $0.258 per share for Class Z shares, which are taxable as ordinary income. In addition, the Series paid to Class A, B, C, R and Z shareholders long-term capital gain distribution of $0.674, which is taxable as such.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 3.76% of the dividends paid from ordinary income in the fiscal year ended September 30, 2006 qualify for each of these states’ tax exclusion.

We also wish to advise you that 76.75% of the dividends paid from ordinary income in the fiscal year ended September 30, 2006 qualified for the corporate dividends received deduction available to corporate taxpayers.

The Series intends to designate 79.90% of ordinary income dividends as qualified for the reduced tax rate (QDI) under the Jobs and Growth Tax Relief Reconciliation Act of 2003, allowable. The Series intends to designate 24.08% of the ordinary income dividends as qualified interest income (QII) under The American Jobs Creation Act of 2004.

In January 2007, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2006.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	93

Management of the Fund

(Unaudited)

Information pertaining to the Directors of The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (54), Director since 2005(3) Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Director since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Director since 1995(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 1995(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

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Stephen G. Stoneburn (63), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 1996(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (58), President since 2003 and Director since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (59), Vice President and Director since 1996(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	95

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Andrew R. French (43), Assistant Secretary since October 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer since October 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

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†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Directors, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Directors and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	97

Approval of Advisory Agreements

The Board of Directors (the “Board”) of The Prudential Investment Portfolios, Inc. oversees the management of the Dryden Active Allocation Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with each of Quantitative Management Associates LLC (“QMA”) and Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor that was dispositive and each Director attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each of QMA and PIM, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund

Approval of Advisory Agreements (continued)

Several of the material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI, QMA and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA and PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA and PIM, and also reviewed the qualifications, backgrounds and responsibilities of the QMA and PIM portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, QMA’s and PIM’s organizational structures, senior management, investment operations, and other relevant information pertaining to PI, QMA and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI, QMA and PIM. The Board noted that both QMA and PIM are affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each of QMA and PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, QMA and PIM under the management and subadvisory agreements.

Performance of Dryden Active Allocation Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the third quartile over a one-year period, though it was in the first quartile over a three-year period, and in the second quartile over a five-year period ending December 31 in

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relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund had outperformed against its benchmark index over the same time periods.

The Board concluded that the Fund’s performance was satisfactory.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Board considered that the Fund’s management fee (which reflects any fee waivers, expense caps or subsidies) ranked in the third quartile in its Peer Group. In light of the Fund’s performance, however, the Board concluded that the management and subadvisory fees were reasonable.

The Board further noted that during 2005 and continuing through 2006, several initiatives had commenced which, when fully implemented, were expected to result in cost savings and expense reductions for the Fund.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadvisers, affiliates of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund

Approval of Advisory Agreements (continued)

economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI, QMA and PIM

The Board considered potential ancillary benefits that might be received by PI, QMA and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA and PIM included their ability to use soft dollar credits, brokerage commissions received by affiliates of QMA and PIM, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI, QMA and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/06
	One Year	Five Years	Ten Years	Since Inception
Class A	2.04%	6.57%	N/A	6.26% (11/7/96)
Class B	2.14	6.84	N/A	6.10 (11/7/96)
Class C	6.14	6.99	N/A	6.10 (11/7/96)
Class R	7.70	N/A	N/A	6.20 (12/17/04)
Class Z	8.29	8.05	7.41%	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/06
	One Year	Five Years	Ten Years	Since Inception
Class A	7.98%	7.78%	N/A	6.87% (11/7/96)
Class B	7.14	6.99	N/A	6.10 (11/7/96)
Class C	7.14	6.99	N/A	6.10 (11/7/96)
Class R	7.70	N/A	N/A	6.20 (12/17/04)
Class Z	8.29	8.05	7.41%	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden Active Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), the Lehman Brothers U.S. Aggregate Bond Index, and the Customized Blend Index by portraying the initial account values at the commencement of operations for Class A shares (November 7, 1996) and the account values at the end of the current fiscal year (September 30, 2006) as measured on a quarterly basis. The S&P 500 Index, Lehman Brothers U.S. Aggregate Bond Index, and the Customized Blend Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. The Customized Blend Index is made up of the S&P 500 Index (57.5%), the Lehman Brothers U.S. Aggregate Bond Index (40.0%), and the T-Bill 3-Month Blend (2.5%). The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of balanced/allocation stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of up to 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% from the date of purchase and an annual 12b-1 fee of up to 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary •
Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Prudential Investment Management, Inc. Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102 Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Active Allocation Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under The Prudential Investment Portfolios, Inc. name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Active Allocation Fund
Share Class	A	B	C	R	Z
NASDAQ	PIBAX	PBFBX	PABCX	PALRX	PABFX
CUSIP	74437E883	74437E875	74437E867	74437E636	74437E859

MF185E    IFS-A126685    Ed. 11/2006

Jennison Growth Fund

SEPTEMBER 30, 2006	ANNUAL REPORT

FUND TYPE

Medium- to large- capitalization stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

November 15, 2006

Dear Shareholder:

We hope you find the annual report for the Jennison Growth Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Growth Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns as of 9/30/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	3.07%	26.24%	91.93%	—
Class B	2.34	21.59	78.28	—
Class C	2.34	21.59	78.28	—
Class R	3.11	N/A	N/A	12.49% (12/17/04)
Class Z	3.37	27.85	96.95	—
S&P 500 Index[2]	10.78	40.05	127.88	**
Russell 1000® Growth Index[3]	6.04	24.13	70.09	***
Lipper Large-Cap Growth Funds Avg.[4]	3.53	19.84	71.11	****

Average Annual Total Returns[5] as of 9/30/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–2.60%	3.59%	6.13%	—
Class B	–2.66	3.81	5.95	—
Class C	1.34	3.99	5.95	—
Class R	3.11	N/A	N/A	6.80% (12/17/04)
Class Z	3.37	5.04	7.01	—
S&P 500 Index[2]	10.78	6.97	8.59	**
Russell 1000® Growth Index[3]	6.04	4.42	5.46	***
Lipper Large-Cap Growth Funds Avg.[4]	3.53	3.60	5.37	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns.

2The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

3The Russell 1000 Growth Index is an unmanaged index comprising those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit relatively high price-to-book ratios, price-to-earnings ratios, forecasted growth rates, and relatively low dividend yields.

4The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Russell 1000 Growth Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

**S&P 500 Index Closest Month-End to Inception cumulative total return is 13.84% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return is 7.69% for Class R.

***Russell 1000 Growth Index Closest Month-End to Inception cumulative total return is 8.39% for Class R. Russell 1000 Growth Index Closest Month-End to Inception average annual total return is 4.71% for Class R.

****Lipper Average Closest Month-End to Inception cumulative total return is 6.11% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 3.42% for Class R.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	3

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 9/30/06 (excluding short-term investments)
Google, Inc. (Class A Stock), Internet Software & Services	3.2%
PepsiCo, Inc., Beverages	2.8
Adobe Systems, Inc., Software	2.8
Roche Holdings AG ADR, Pharmaceuticals	2.7
Gilead Sciences, Inc., Biotechnology	2.6

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/06 (excluding short-term investments)
Pharmaceuticals	9.6%
Communications Equipment	9.0
Software	7.6
Capital Markets	7.3
Biotechnology	6.7

Industry weightings are subject to change.

4	Visit our website at www.jennisondryden.com

Investment Adviser’s Report

Jennison Associates LLC

Performance overview

The 12 months ended September 30, 2006, were a difficult market for growth investors. Although the Fund’s Class A shares trailed the Russell 1000 Growth Index, their return was approximately in line with the Lipper Large-Cap Growth Funds Average. Among the Index’s major sectors, financials and industrials had the largest gains, but the smaller telecommunication services and utilities sectors also made substantial advances. Energy was the only sector to lose ground.

Market environment

The beginning of the Fund’s fiscal year was marked by a series of disruptive events, notably train bombings in London and hurricanes Katrina and Rita. The economic fallout from the Gulf Coast storms produced lingering economic effects in the fourth quarter of 2005 that were reflected in sharply higher prices for refined oil products and natural gas. The economy rebounded strongly during the first quarter of 2006, growing solidly across most fronts. However, higher commodity prices, inflation concerns, and rising interest rates led many investors to fear an economic slowdown. As a result, the second quarter of 2006 was poor for many markets. Although growth cooled from the first quarter’s 5.6% annualized rate to 2.9%, the U.S. economy continued to grow.

Between May and the end of the Fund’s fiscal year in September, perceptions fluctuated about the prospects for growth, inflation, and interest rates, making it a difficult market for investors. After more than two years of raising the Federal Funds rate a quarter of a percentage point each time it met, the Federal Open Market Committee took no action at its August meeting. The significance of this pause was the subject of debate between those pointing to signs of economic strength and inflation and those already seeing deceleration. A marked decline in oil and natural gas prices, along with moderation in the prices of other commodities, lifted consumer confidence as the fiscal year drew to a close, allaying worries that consumer discretionary spending would wane. On the negative side, both the housing and automotive sectors posted their weakest showings in many years. Weaker trends in consumer activity did little to diminish the overall strength of corporate profits during 2006’s third quarter, but expectations for profits and activity in the fourth quarter were scaled back.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	5

Investment Adviser’s Report (continued)

Positive contributions in the energy, financials, and consumer sectors

The Fund’s highest returns—by a wide margin—were earned in the energy sector, followed by the financials and consumer sectors. Stock selection in the energy sector also made the largest difference to performance relative to the Russell 1000 Growth Index. Schlumberger, Suncor Energy, and Occidental Petroleum posted solid gains as persistent global supply/demand imbalances drove up the price of crude oil through most of the reporting period. Schlumberger’s earnings through the first three calendar quarters of the Fund’s reporting period beat analysts’ estimates, driven by the company’s largest expansion of its operating margin in more than 20 years. Exploration and production company Suncor Energy became increasingly profitable, enabling it to spend more to increase production and replenish its reserves. Occidental Petroleum delivered what we consider a great combination of earnings, production growth, and free cash flow.

The Fund benefited from an overweight compared to the Russell 1000 Growth Index and good stock selection in the financials sector as positions in Merrill Lynch, Charles Schwab, and Goldman Sachs performed well. Their strong profit improvement reflected the health of the financial markets. Goldman Sachs and Merrill Lynch benefited from trading and merger and acquisition activity, while Schwab continued to enjoy the fruits of its repositioned asset management services for individual and institutional investors.

In contrast, the Fund’s performance was hurt by both its overweight and its stock selection in the technology sector, despite stellar returns on positions in Google (see Comments on Largest Holdings), Apple Computer, Adobe Systems (see Comments on Largest Holdings), and Cisco Systems. Apple Computer is seeing extraordinary growth, driven by the continued strength of iPod sales, which have created a “halo effect” for Macintosh computer sales. The company has been introducing new products at a rapid pace and appears to be solidifying its dominant position in the portable/downloadable music market. Other new product introductions have expanded into the video/photography product categories. Cisco Systems surged on strong revenue and earnings growth. It is the world’s largest maker of routers and the switches that direct Internet traffic and enable computer networks. It appears to be gaining share in all of its markets, especially in high-end routers. We believe Cisco Systems has demonstrated its ability to deliver solid results in a difficult environment, and we expect the company to continue to benefit as telecommunications companies upgrade their networks to handle next-generation services.

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Technology and telecommunication services posted losses

A number of technology positions declined significantly, including Broadcom, eBay, Maxim Integrated Products, and Qualcomm. Broadcom, a maker of computer chips for consumer devices, was particularly affected by general concerns about the outlook for growth as well as by issues about restricted stock options it had granted in the past. We believe the excess inventory of Broadcom’s switching chips is short term. We expect its product story and excellent penetration in the fastest-growing semiconductor markets—broadband communication, wireless, and networking—to drive annual sales growth of 25% or more over the next three years.

Shares of Qualcomm, the world’s second largest maker of mobilephone chips, suffered from issues about its restricted stock option grants and from uncertainty over royalty talks with Nokia, the world’s biggest handset maker. We expect that Nokia and Qualcomm will eventually come to a mutually satisfactory agreement. We believe its intellectual property rights give Qualcomm a unique position in the mobile phone industry. It is benefiting as carriers update existing Qualcomm technology or move to the next generation of phones.

We eliminated two substantial detractors during the reporting period, eBay and Maxim Integrated Products. eBay stock has suffered from signs that search engines and other vehicles are eroding its on-line auction business. In addition, its PayPal business faces serious competition, and investors have become concerned about the impact of eBay Express, a shopping-cart feature that permits buyers to select items from multiple sellers, on its profitability. Maxim Integrated Products, which makes certain special-purpose integrated circuits, declined on disappointing earnings results. Its diverse client base and applications are thought to make it less vulnerable to business swings than many other semiconductor companies, but its exposure to industrial and automotive markets could slow revenue growth in the second half of 2006 and in 2007. Maxim generally enjoys high margins, but its push to increase sales in lower-margin businesses has weighed on investors’ minds.

The Fund suffered in comparison with the Russell 1000 Growth Index from lower weightings in the relatively strong industrials and consumer staples sectors and from a weak selection of consumer staples stocks.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	7

Investment Adviser’s Report (continued)

Outlook

While the Federal Reserve’s (the Fed’s) pause in monetary tightening is but two meetings old, accumulating readings on U.S. economic activity suggest that we are at the end of its current cycle of short-term interest-rate increases. If so, overall market valuation levels are expected to rise as the pressure on price-to-earnings multiples from higher interest rates eases. Barring an unexpectedly sharp deceleration in corporate profits, equity prices appear poised to build on their third-quarter gains. If overall corporate profit growth slows, companies that can better sustain their growth should be rewarded by higher share prices.

We enter the final quarter of 2006 with a portfolio that appears set to deliver approximately 20% EPS growth for the current year while offering the prospect of growth in the mid to high teens in 2007. In our opinion, these are not only attractive rates of growth, they are likely to be better than those of the Russell 1000 Growth and S&P 500 Indexes over these periods.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

8	Visit our website at www.jennisondryden.com

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 9/30/06.

3.2%	Google, Inc./Internet Software & Services

Google has repeatedly reported better-than-expected revenue and earnings growth. We believe the company will remain in an exceptional, if slower, phase of revenue and earnings growth and that its long-term valuation will be driven by significant growth in revenues, earnings, and cash flows. We believe Google’s technological lead and dominant position in Internet search is a unique strength that has enabled it to monetize search traffic at a rate meaningfully higher than those of its competitors. Its continued investment in facilities and research & development should lead to new streams of revenue through product innovation, new formats, and new technologies.

2.8%	PepsiCo, Inc./Beverages

PepsiCo’s strong sales and earnings growth has been supported by a broad product portfolio. Sales from Frito-Lay, Pepsi International, Gatorade, Aquafina, and Propel, which account for more than 80% of Pepsi’s revenue, are growing at a rate in the high single digits. Only Pepsi’s U.S. cola business, now little more than 15% of company sales, is growing slowly. Many of the non-cola products, such as snack foods, have higher profit margins than soda syrup.

2.8%	Adobe Systems, Inc./Software

Adobe makes Acrobat, the program for sharing digital documents, as well as Photoshop and other design and graphics applications. We believe the launch of Acrobat 8 late in 2006 and CS3 early in 2007 should contribute to strong results. We remain enthusiastic about the potential for the Adobe-Macromedia combined product offerings and like the operating leverage created by the new entity.

2.7%	Roche Holdings AG/Pharmaceuticals

Roche Holdings, the world’s largest producer of cancer drugs, has beaten earnings and income expectations thanks to strong growth in cancer drugs and soaring margins. Clinical data recently confirmed that Rituxan, the company’s best-selling cancer therapy, also inhibits structural damage of joints caused by rheumatoid arthritis. This represents the latest example of the company’s ability to bolster sales of its cancer treatments by expanding their use to other cancer and non-cancer conditions.

2.6%	Gilead Sciences, Inc./Biotechnology

Gilead Sciences continues to strengthen its dominant AIDS franchise, and has received Food and Drug Administration approval for several of its new anti-HIV drugs, including Atripla, a stand-alone, once-a-day treatment. The company’s AIDS treatment and Tamiflu royalty stream should enable it to develop its early pipeline and perhaps to license in more products.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2006, at the beginning of the period, and held through the six-month period ended September 30, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

10	Visit our website at www.jennisondryden.com

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Growth Fund		Beginning Account Value April 1, 2006	Ending Account Value September 30, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$963.40	1.03%	$5.07
	Hypothetical	$1,000.00	$1,019.90	1.03%	$5.22

Class B	Actual	$1,000.00	$960.10	1.78%	$8.75
	Hypothetical	$1,000.00	$1,016.14	1.78%	$9.00

Class C	Actual	$1,000.00	$960.10	1.78%	$8.75
	Hypothetical	$1,000.00	$1,016.14	1.78%	$9.00

Class R	Actual	$1,000.00	$965.60	1.28%	$6.31
	Hypothetical	$1,000.00	$1,018.65	1.28%	$6.48

Class Z	Actual	$1,000.00	$965.00	0.78%	$3.84
	Hypothetical	$1,000.00	$1,021.16	0.78%	$3.95

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2006, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2006 (to reflect the six-month period).

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	11

Portfolio of Investments

as of September 30, 2006

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 100.0%
COMMON STOCKS

Aerospace & Defense 3.9%
748,500	Boeing Co.(b)	$59,019,225
910,200	United Technologies Corp.	57,661,170

		116,680,395

Beverages 2.8%
1,276,900	PepsiCo, Inc.	83,330,494

Biotechnology 6.7%
618,300	Amgen, Inc.(a)	44,226,999
933,600	Genentech, Inc.(a)	77,208,720
1,132,700	Gilead Sciences, Inc.(a)(b)	77,816,490

		199,252,209

Capital Markets 7.3%
2,942,800	Charles Schwab Corp. (The)	52,676,120
250,800	Goldman Sachs Group, Inc.	42,427,836
569,500	Merrill Lynch & Co., Inc.	44,546,290
1,303,600	UBS AG	77,316,516

		216,966,762

Chemicals 0.3%
193,400	Monsanto Co.	9,091,734

Communications Equipment 9.0%
2,973,900	Cisco Systems, Inc.(a)	68,399,700
1,639,900	Corning, Inc.(a)	40,029,959
2,664,900	Motorola, Inc.	66,622,500
1,539,700	Nokia OYJ ADR (Finland)	30,316,693
1,554,700	QUALCOMM, Inc.	56,513,345
81,500	Research In Motion Ltd.(a)(b)	8,366,790

		270,248,987

Computers & Peripherals 2.4%
949,300	Apple Computer, Inc.(a)(b)	73,124,579

Consumer Finance 2.0%
1,089,500	American Express Co.(b)	61,099,160

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	13

Portfolio of Investments

as of September 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

Diversified Financial Services 2.0%
1,140,700	KKR Private Equity Investors LLP, RDU, 144A (cost $28,417,880; purchased 5/04/06 - 5/08/06)(a)(e)(f)(g)	$24,239,875
464,400	NYSE Group, Inc.(a)(b)	34,713,900

		58,953,775

Electronic Equipment & Instruments 1.0%
949,500	Agilent Technologies, Inc.(a)(b)	31,039,155

Energy Equipment & Services 1.7%
809,700	Schlumberger Ltd.	50,225,691

Food & Staples Retailing 1.9%
966,400	Whole Foods Market, Inc.	57,433,152

Health Care Equipment & Supplies 3.6%
606,400	Alcon, Inc.	69,432,800
1,125,300	St. Jude Medical, Inc.(a)	39,711,837

		109,144,637

Health Care Providers & Services 5.0%
825,800	Caremark Rx, Inc.	46,798,086
787,200	UnitedHealth Group, Inc.	38,730,240
836,500	WellPoint, Inc.(a)	64,452,325

		149,980,651

Hotels, Restaurants & Leisure 2.6%
109,800	Chipotle Mexican Grill, Inc. (Class A Stock)(a)(b)	5,453,766
1,113,700	Marriott International, Inc. (Class A Stock)	43,033,368
882,000	Starbucks Corp.(a)(b)	30,032,100

		78,519,234

Household Products 2.0%
985,890	Procter & Gamble Co.	61,105,462

Industrial Conglomerates 2.3%
1,946,700	General Electric Co.	68,718,510

Insurance 2.1%
927,600	American International Group, Inc.	61,462,776

Internet Software & Services 3.2%
238,100	Google, Inc. (Class A Stock)(a)(b)	95,692,390

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Media 3.4%
2,314,700	Disney (Walt) Co.(b)	$71,547,377
1,553,900	News Corp. (Class A Stock)	30,534,135

		102,081,512

Multiline Retail 4.7%
1,590,000	Federated Department Stores, Inc.	68,703,900
356,200	Kohl’s Corp.(a)	23,124,504
865,400	Target Corp.	47,813,350

		139,641,754

Oil, Gas & Consumable Fuels 2.6%
818,600	Occidental Petroleum Corp.	39,382,846
520,800	Suncor Energy, Inc.	37,523,640

		76,906,486

Pharmaceuticals 9.6%
889,700	Abbott Laboratories	43,203,832
1,309,500	Novartis AG ADR (Switzerland)	76,527,180
524,700	Pfizer, Inc.	14,880,492
939,200	Roche Holdings AG ADR (Switzerland)	80,966,178
387,500	Sanofi-Aventis (France)	34,494,237
82,600	Sanofi-Aventis ADR (France)	3,673,222
633,600	Wyeth	32,212,224

		285,957,365

Semiconductors & Semiconductor Equipment 4.6%
1,491,500	Broadcom Corp. (Class A Stock)(a)(b)	45,252,110
2,829,200	Marvell Technology Group Ltd.(a)	54,801,604
1,105,300	Texas Instruments, Inc.	36,751,225

		136,804,939

Software 7.6%
2,213,900	Adobe Systems, Inc.(a)	82,910,555
972,000	Electronic Arts, Inc.(a)(b)	54,120,960
1,977,000	Microsoft Corp.	54,031,410
756,500	SAP AG ADR (Germany)(b)	37,446,750

		228,509,675

Specialty Retail 1.1%
515,700	Lowe’s Cos., Inc.(b)	14,470,542
535,500	Williams-Sonoma, Inc.(b)	17,344,845

		31,815,387

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	15

Portfolio of Investments

as of September 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

Textiles, Apparel & Luxury Goods 3.1%
1,577,500	Coach, Inc.(a)	$54,266,000
432,500	Nike, Inc. (Class B Stock)(b)	37,895,650

		92,161,650

Wireless Telecommunication Services 1.5%
720,600	NII Holdings, Inc.(a)(b)	44,792,496

	Total long-term investments (cost $2,286,043,236)	2,990,741,017

SHORT-TERM INVESTMENT 9.3%

Affiliated Money Market Mutual Fund
	Dryden Core Investment Fund - Taxable Money Market Series
279,343,725	(cost $279,343,725; includes $268,886,535 of cash collateral received from securities on loan) (Note 3)(c)(d)	279,343,725

	Total Investments 109.3% (cost $2,565,386,961; Note 5)	3,270,084,742
	Liabilities in excess of other assets (9.3%)	(278,878,677)

	Net Assets 100.0%	$2,991,206,065

The following abbreviation is used in portfolio descriptions:

ADR—American Depositary Receipt

RDU—Restricted Depositary Unit

(a)	Non-income producing security.
(b)	All or portion of security on loan. The aggregate market value of such securities is $261,616,272; cash collateral of $268,886,535 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investment LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(e)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(f)	Indicates a restricted security. The aggregate cost of the security is $28,417,880. The aggregate market value of $24,239,875 represents 0.8% of net assets.
(g)	As of September 30, 2006, one security representing $24,239,875 or 0.8% of net assets was fair valued in accordance with policies adopted by the Board of Directors.

See Notes to Financial Statements.

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The Industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2006 were as follows:

Pharmaceuticals	9.6%
Affiliated Money Market Mutual Fund	9.3
Communications Equipment	9.0
Software	7.6
Capital Markets	7.3
Biotechnology	6.7
Health Care Providers & Services	5.0
Multiline Retail	4.7
Semiconductors & Semiconductor Equipment	4.6
Aerospace & Defense	3.9
Health Care Equipment & Supplies	3.6
Media	3.4
Internet Software & Services	3.2
Textiles, Apparel & Luxury Goods	3.1
Beverages	2.8
Hotels, Restaurants & Leisure	2.6
Oil, Gas & Consumable Fuels	2.6
Computers & Peripherals	2.4
Industrial Conglomerates	2.3
Insurance	2.1
Consumer Finance	2.0
Diversified Financial Services	2.0
Household Products	2.0
Food & Staples Retailing	1.9
Energy Equipment & Services	1.7
Wireless Telecommunication Services	1.5
Specialty Retail	1.1
Electronic Equipment & Instruments	1.0
Chemicals	0.3

109.3
Liabilities in excess of other assets	(9.3)

100.0%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	17

Statement of Assets and Liabilities

as of September 30, 2006

Assets
Investments at value, including securities on loan of $261,616,272:
Unaffiliated investments (cost $2,286,043,236)	$2,990,741,017
Affiliated investments (cost $279,343,725)	279,343,725
Receivable for investments sold	5,796,364
Receivable for Series shares sold	4,296,910
Dividends receivable	1,637,401
Foreign tax reclaim receivable	510,125

Total assets	3,282,325,542

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	268,886,535
Payable for investments purchased	12,270,698
Payable for Series shares reacquired	5,517,617
Management fee payable	1,383,604
Transfer agent fee payable	1,327,850
Accrued expenses	839,605
Distribution fee payable	566,206
Payable to custodian	315,452
Deferred directors’ fees	11,910

Total liabilities	291,119,477

Net Assets	$2,991,206,065

Net assets were comprised of:
Common stock, at par	$189,310
Paid-in capital in excess of par	3,917,226,725

3,917,416,035
Accumulated net investment loss	(37,155)
Accumulated net realized loss on investments and foreign currency transactions	(1,630,870,596)
Net unrealized appreciation on investments and foreign currencies	704,697,781

Net assets, September 30, 2006	$2,991,206,065

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($1,481,912,697 ÷ 93,884,879 shares of common stock issued and outstanding)	$15.78
Maximum sales charge (5.50% of offering price)	.92

Maximum offering price to public	$16.70

Class B
Net asset value, offering price and redemption price per share
($243,951,142 ÷ 16,913,844 shares of common stock issued and outstanding)	$14.42

Class C
Net asset value, offering price and redemption price per share
($83,122,926 ÷ 5,762,933 shares of common stock issued and outstanding)	$14.42

Class R
Net asset value, offering price and redemption price per share
($179,270 ÷ 12,285 shares of common stock issued and outstanding)	$14.59

Class Z
Net asset value, offering price and redemption price per share
($1,182,040,030 ÷ 72,735,869 shares of common stock issued and outstanding)	$16.25

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	19

Statement of Operations

Year Ended September 30, 2006

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $1,026,716)	$24,570,626
Affiliated dividend income	1,742,781
Affiliated income from securities loaned, net	635,979

Total income	26,949,386

Expenses
Management fee	17,923,689
Distribution fee—Class A	3,483,704
Distribution fee—Class B	3,220,424
Distribution fee—Class C	873,847
Distribution fee—Class R	273
Transfer agent’s fee and expenses (including affiliated expense of $3,745,000)	5,725,000
Custodian’s fees and expenses	325,000
Reports to shareholders	195,000
Registration fees	125,000
Insurance	88,000
Directors’ fees	68,000
Legal fees and expenses	35,000
Audit fee	17,000
Commitment fees	15,000
Miscellaneous	6,530

Total expenses	32,101,467

Net investment loss	(5,152,081)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	205,221,973
Foreign currency transactions	(44,107)

205,177,866

Net change in unrealized appreciation (depreciation) on:
Investments	(102,728,072)
Foreign currencies	9,951

(102,718,121)

Net gain on investments and foreign currencies	102,459,745

Net Increase In Net Assets Resulting From Operations	$97,307,664

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$(5,152,081)	$743,412
Net realized gain on investments and foreign currency transactions	205,177,866	218,340,747
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(102,718,121)	326,036,307

Net increase in net assets resulting from operations	97,307,664	545,120,466

Series share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	815,349,963	556,475,402
Net asset value of shares issued in connection with merger (Note 7)	—	1,510,490
Cost of shares reacquired	(1,120,617,856)	(956,691,647)

Net decrease in net assets from Series share transactions	(305,267,893)	(398,705,755)

Total increase (decrease)	(207,960,229)	146,414,711

Net Assets
Beginning of year	3,199,166,294	3,052,751,583

End of year	$2,991,206,065	$3,199,166,294

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	21

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company was incorporated in Maryland on August 10, 1995 and consists of six series: Jennison Growth Fund (the “Series”), Jennison Equity Opportunity Fund and Dryden Active Allocation Fund which are diversified funds and JennisonDryden Growth Allocation Fund, JennisonDryden Moderate Allocation Fund and JennisonDryden Conservative Allocation Fund which are non-diversified funds. These financial statements relate to the Jennison Growth Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 2, 1995.

The Series’ investment objective is to achieve long-term growth of capital. The Series seeks to achieve its objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been effected by events occurring after the close of the security’s foreign market and before the Series’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable

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securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of September 30, 2006, there were no securities valued in accordance with such procedures.

Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Securities Lending: The Series may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Series may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Series receives compensation, net of any rebate, for lending its securities in the form of interest or dividends on the collateral received on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	23

Notes to Financial Statements

Cont’d

in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class), realized and unrealized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. The Company’s expenses are allocated to the respective Series on the basis of relative net assets except for expenses that are charged directly to the Series level.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually. Distributions of net realized capital and currency gains, if any, annually. Dividends and distributions, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent

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book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Series in the Company is treated as a separate tax-paying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In the connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .600 of 1% of the Series’ average daily net assets up to $300 million, .575 of 1% of the next $2.7 billion and .550 of 1% of the Series’ average daily net assets in excess of $3 billion. The effective management fee rate was .577 of 1% of the Series’ average daily net assets for the year ended September 30, 2006.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	25

Notes to Financial Statements

Cont’d

incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C and R Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares and .50 of 1% of the average daily net assets of the Class R shares.

PIMS has advised the Series that it received approximately $743,500 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2006. From these fees, PIMS paid such sales charges to affiliated broker/dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2006, it received approximately $392,400 and $4,400 in contingent deferred sales charges imposed upon redemptions by certain Class B and C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. For the period October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemption. The Series did not borrow any amounts pursuant to the SCA during the year ended September 30, 2006.

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Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. First Clearing Corporation, an affiliate of PI, serves as broker/dealer. For the year ended September 30, 2006, the Series incurred approximately $848,900 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended September 30, 2006, Prudential Equity Group, LLC, an indirect, wholly-owned subsidiary of Prudential, and Wachovia Securities, LLC, an affiliate of PI, earned approximately $98,900 and $10,900, respectively, in broker commissions from portfolio transactions executed on behalf of the Series.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended September 30, 2006, PIM has been compensated approximately $274,000 for these services.

The Series invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2006 were $2,195,518,598 and $2,490,741,960, respectively.

Note 5. Distributions and Tax Information

In order to present accumulated net investment loss, accumulated net realized loss on investments and foreign currency transactions and paid-in capital on the Statement of

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	27

Notes to Financial Statements

Cont’d

Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, accumulated net investment loss and accumulated net realized loss on investments and foreign currency transactions. For the fiscal year ended September 30, 2006, the adjustments were to decrease accumulated net investment loss by $5,311,023, increase accumulated net realized loss on investments and foreign currency transactions by $13,880,630 and increase paid-in capital in excess of par by $8,569,607 primarily due to foreign currency transactions, reclassification of a net operating loss and redemption in-kind transactions. Net investment loss and net assets were not affected by these reclassifications.

There were no distributions paid during the years ended September 30, 2006 and September 30, 2005.

As of September 30, 2006, the Series had no undistributed ordinary income or long-term capital gains on a tax basis.

The United States federal income tax basis of the Series’ investments and net unrealized appreciation as of September 30, 2006 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$2,587,059,299	$722,766,676	$(39,741,233)	$683,025,443

The differences between book and tax basis are primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Series had a capital loss carryforward as of September 30, 2006 of approximately $1,609,198,000 of which $713,580,000 expires in 2010, $827,428,000 expires in 2011 and $68,190,000 expires in 2012. In addition, the Series utilized approximately $185,420,000 of its prior year capital loss carryforward to offset net taxable gains realized in the fiscal year ended September 30, 2006. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. The Series has elected to treat post-October currency losses of approximately $25,000 incurred in the eleven months ended September 30, 2006 as having been incurred in the next fiscal year.

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Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 6.25 billion shares of $.001 par value common stock of the Company authorized which are divided into six series. There are 1.25 billion shares authorized for the Series divided into five classes, designated Class A, Class B, Class C, Class R and Class Z, each of which consists of 208,333,333 million authorized shares. The Series also may offer Class I shares, of which 208,333,333 million shares are authorized, but none are currently issued and outstanding. As of September 30, 2006, Prudential Investments Fund Management LLC owned 8 Class A shares, 8 Class B shares and 193 Class R shares of the Series.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2006:
Shares sold	30,179,573	$482,718,582
Shares reacquired	(30,064,684)	(468,190,279)

Net increase (decrease) in shares outstanding before conversion	114,889	14,528,303
Shares issued upon conversion from Class B	5,706,729	88,832,209

Net increase (decrease) in shares outstanding	5,821,618	$103,360,512

Year ended September 30, 2005:
Shares sold	15,519,269	$217,671,367
Shares issued in connection with the merger	31,573	442,212
Shares reacquired	(27,925,177)	(391,108,978)

Net increase (decrease) in shares outstanding before conversion	(12,374,335)	(172,995,399)
Shares issued upon conversion from Class B	6,944,689	99,654,807

Net increase (decrease) in shares outstanding	(5,429,646)	$(73,340,592)

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	29

Notes to Financial Statements

Cont’d

Class B	Shares	Amount
Year ended September 30, 2006:
Shares sold	1,246,990	$18,234,865
Shares reacquired	(4,472,560)	(64,515,718)

Net increase (decrease) in shares outstanding before conversion	(3,225,570)	(46,280,853)
Shares reacquired upon conversion into Class A	(6,226,270)	(88,832,209)

Net increase (decrease) in shares outstanding	(9,451,840)	$(135,113,062)

Year ended September 30, 2005:
Shares sold	1,357,829	$17,347,458
Shares issued in connection with the merger	69,002	857,320
Shares reacquired	(8,017,108)	(103,292,759)

Net increase (decrease) in shares outstanding before conversion	(6,590,277)	(85,087,981)
Shares reacquired upon conversion into Class A	(7,521,116)	(99,654,807)

Net increase (decrease) in shares outstanding	(14,111,393)	$(184,742,788)

Class C
Year ended September 30, 2006:
Shares sold	1,274,795	$18,683,730
Shares reacquired	(1,628,475)	(23,497,600)

Net increase (decrease) in shares outstanding	(353,680)	$(4,813,870)

Year ended September 30, 2005:
Shares sold	597,689	$7,763,311
Shares issued in connection with the merger	19,988	210,958
Shares reacquired	(2,586,238)	(33,443,434)

Net increase (decrease) in shares outstanding	(1,968,561)	$(25,469,165)

Class R
Year ended September 30, 2006:
Shares sold	14,438	$213,159
Shares reacquired	(2,346)	(34,136)

Net increase (decrease) in shares outstanding	12,092	$179,023

Period ended September 30, 2005*:
Shares sold	193	$2,500
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	193	$2,500

*	Commencement of operations on December 17, 2004.

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Class Z	Shares	Amount
Year ended September 30, 2006:
Shares sold	18,239,433	$295,499,627
Shares reacquired	(34,137,694)	(564,380,123)

Net increase (decrease) in shares outstanding	(15,898,261)	$(268,880,496)

Year ended September 30, 2005:
Shares sold	21,785,045	$313,690,766
Shares reacquired	(30,088,424)	(428,846,476)

Net increase (decrease) in shares outstanding	(8,303,379)	$(115,155,710)

Note 7. Reorganization

On October 29, 2004, Jennison Growth Fund acquired all of the net assets of Strategic Partners Managed Large Cap Growth Fund pursuant to a plan of reorganization approved by the Strategic Partners Managed Large Cap Growth Fund shareholders on January 23, 2004. The acquisition was accomplished by a tax-free issue of Class A, Class B, Class C and Class Z shares for corresponding classes of Strategic Partners Managed Large Cap Growth and Class L being exchanged for Class A and Class M and Class X for Class B of Jennison Growth Fund.

Strategic Partners Managed Large Cap Growth Fund		Jennison Growth Fund
Class	Shares	Class	Shares	Value
A	7,878	A	31,573	$442,212
B	1,413	B	69,002	857,320
C	27,712	C	19,988	210,958
L	38,655
M	79,801
X	14,618

The aggregate net assets and unrealized appreciation of Strategic Partners Managed Large Cap Growth Fund immediately before the acquisition was $1,510,490 and $112,267, respectively. The aggregate net assets of Jennison Growth Fund immediately before the acquisition were $3,115,007,120.

Note 8. In-Kind Redemption

During the year ended September 30, 2006, shareholders redeemed fund shares in exchange for Series’ portfolio securities valued at $122,469,608. The Fund realized a gain of $13,924,737 related to the in-kind redemption transactions. This gain is not taxable for Federal Income Tax purposes.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	31

Notes to Financial Statements

Cont’d

Note 9. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and interim periods within those fiscal years and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

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Financial Highlights

SEPTEMBER 30, 2006	ANNUAL REPORT

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

Financial Highlights

Class A
Year Ended September 30, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.31

Income (loss) from investment operations:
Net investment income (loss)(a)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50

Total from investment operations	.47

Net asset value, end of year	$15.78

Total Return(b):	3.07%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,481,913
Average net assets (000)	$1,393,481
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.04%
Expenses, excluding distribution and service (12b-1) fees	.79%
Net investment income (loss)	(.18)%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	72%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c)	The distributor of the Series has contractually agreed to limit its distribution and service 12b-1 fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended September 30,
2005	2004	2003	2002

$12.84	$11.77	$9.73	$12.50

.01	(.04)	(.02)	(.04)
2.46	1.11	2.06	(2.73)

2.47	1.07	2.04	(2.77)

$15.31	$12.84	$11.77	$9.73

19.24%	9.09%	20.97%	(22.16)%

$1,348,039	$1,200,078	$1,134,839	$1,011,241
$1,258,500	$1,237,249	$1,034,231	$1,358,013

1.06%	1.05%	1.17%	1.08%
.81%	.80%	.92%	.83%
.04%	(.27)%	(.21)%	(.28)%

57%	68%	64%	71%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	35

Financial Highlights

Cont’d

Class B
Year Ended September 30, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.09

Income (loss) from investment operations:
Net investment loss(a)	(.13)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.46

Total from investment operations	.33

Net asset value, end of year	$14.42

Total Return(b):	2.34%
Ratios/Supplemental Data:
Net assets, end of year (000)	$243,951
Average net assets (000)	$322,042
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.79%
Expenses, excluding distribution and service (12b-1) fees	.79%
Net investment loss	(.91)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended September 30,
2005	2004	2003	2002

$11.90	$11.00	$9.16	$11.86

(.09)	(.12)	(.10)	(.13)
2.28	1.02	1.94	(2.57)

2.19	.90	1.84	(2.70)

$14.09	$11.90	$11.00	$9.16

18.40%	8.18%	20.09%	(22.77)%

$371,561	$481,876	$565,727	$653,338
$439,078	$560,217	$602,105	$1,007,499

1.81%	1.80%	1.92%	1.83%
.81%	.80%	.92%	.83%
(.66)%	(1.02)%	(.95)%	(1.03)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	37

Financial Highlights

Cont’d

Class C
Year Ended September 30, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.09

Income (loss) from investment operations:
Net investment loss(a)	(.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.47

Total from investment operations	.33

Net asset value, end of year	$14.42

Total Return(b):	2.34%
Ratios/Supplemental Data:
Net assets, end of year (000)	$83,123
Average net assets (000)	$87,385
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.79%
Expenses, excluding distribution and service (12b-1) fees	.79%
Net investment loss	(.99)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class C
Year Ended September 30,
2005	2004	2003	2002

$11.90	$11.00	$9.16	$11.86

(.08)	(.12)	(.10)	(.13)
2.27	1.02	1.94	(2.57)

2.19	.90	1.84	(2.70)

$14.09	$11.90	$11.00	$9.16

18.40%	8.18%	20.09%	(22.77)%

$86,198	$96,253	$106,850	$103,956
$91,313	$107,401	$105,518	$159,096

1.81%	1.80%	1.92%	1.83%
.81%	.80%	.92%	.83%
(.61)%	(1.02)%	(.96)%	(1.03)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	39

Financial Highlights

Cont’d

	Class R
	Year Ended September 30, 2006	December 17, 2004(a) Through September 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.15	$12.97

Income (loss) from investment operations:
Net investment loss(b)	(.06)	(.05)
Net realized and unrealized gain on investment and foreign currency transactions	.50	1.23

Total from investment operations	.44	1.18

Net asset value, end of period	$14.59	$14.15

Total Return(c):	3.11%	9.10%
Ratios/Supplemental Data:
Net assets, end of period (d)	$179,270	$2,727
Average net assets(d)	$54,657	$2,528
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(e)	1.29%	1.31	%(f)
Expenses, excluding distribution and service (12b-1) fees	.79%	.81	%(f)
Net investment loss	(.47)%	(.52	)%(f)

(a)	Inception date of Class R shares.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(d)	Amount is actual and not rounded.
(e)	The distributor of the Series has contractually agreed to limit its distribution and service 12b-1 fees to .50 of 1% of the average daily net assets of the Class R shares.
(f)	Annualized.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Financial Highlights

Cont’d

Class Z
Year Ended September 30, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.72

Income (loss) from investment operations:
Net investment income (loss)(a)	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52

Total from investment operations	.53

Net asset value, end of year	$16.25

Total Return(c):	3.37%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,182,040
Average net assets (000)	$1,305,889
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.79%
Expenses, excluding distribution and service (12b-1) fees	.79%
Net investment income (loss)	.08%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Less than $.005 per share.
(c)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class Z
Year Ended September 30,
2005	2004	2003	2002

$13.15	$12.03	$9.92	$12.71

.04	— (b)	— (b)	— (b)
2.53	1.12	2.11	(2.79)

2.57	1.12	2.11	(2.79)

$15.72	$13.15	$12.03	$9.92

19.54%	9.31%	21.27%	(21.95)%

$1,393,365	$1,274,544	$1,360,076	$1,108,026
$1,324,754	$1,441,730	$1,226,178	$1,545,628

.81%	.80%	.92%	.83%
.81%	.80%	.92%	.83%
.28%	(.02)%	.03%	(.03)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	43

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of

The Prudential Investment Portfolios, Inc.—Jennison Growth Fund:

We have audited the accompanying statement of assets and liabilities of The Prudential Investment Portfolios, Inc.—Jennison Growth Fund (one of the portfolios constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Series”), including the portfolio of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended September 30, 2004, were audited by another independent registered public accounting firm, whose report dated November 20, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Series as of September 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2006

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Management of the Fund

(Unaudited)

Information pertaining to the Directors of The Prudential Investment Portfolios, Inc./Jennison Growth Fund (the ”Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (54), Director since 2005(3) Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Director since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Director since 1996(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Director since 1995(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 1995(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	45

Stephen G. Stoneburn (63), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 1996(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (58), President since 2003 and Director since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (59), Vice President and Director since 1996(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

46	Visit our website at www.jennisondryden.com

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Andrew R. French (43), Assistant Secretary since October 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer since October 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	47

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	”Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Director and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

48	Visit our website at www.jennisondryden.com

Approval of Advisory Agreements

The Board of Directors (the “Board”) of The Prudential Investment Portfolios, Inc. oversees the management of the Jennison Growth Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor that was dispositive and each Director attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

Approval of Advisory Agreements (continued)

Several of the material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison Growth Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the first quartile over one-year and three-year periods, and performance that was in the second quartile over five-year and 10-year periods ending December 31 in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund

Visit our website at www.jennisondryden.com

had outperformed against its benchmark index over the same one-year, three-year and five-year time periods and had outperformed against its Peer Universe over the same time periods. The Board concluded that the Fund’s performance was satisfactory.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s management fee ranked in the first quartile in its Peer Group. The Board concluded that the management and subadvisory fees were reasonable.

The Board further noted that during 2005 and continuing through 2006, several initiatives had commenced which, when fully implemented, were expected to result in cost savings and expense reductions for the Fund.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/06
	One Year	Five Years	Ten Years	Since Inception
Class A	–2.60%	3.59%	6.13%	—
Class B	–2.66	3.81	5.95	—
Class C	1.34	3.99	5.95	—
Class R	3.11	N/A	N/A	6.80% (12/17/04)
Class Z	3.37	5.04	7.01	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/06
	One Year	Five Years	Ten Years	Since Inception
Class A	3.07%	4.77%	6.74%	—
Class B	2.34	3.99	5.95	—
Class C	2.34	3.99	5.95	—
Class R	3.11	N/A	N/A	6.80% (12/17/04)
Class Z	3.37	5.04	7.01	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Jennison Growth Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Growth Index by portraying the initial account values at the commencement of operations for Class A shares (November 2, 1996) and the account values at the end of the current fiscal year (September 30, 2006) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of medium- to large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Growth Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under The Prudential Investment Portfolios, Inc. name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Growth Fund
Share Class	A	B	C	R	Z
NASDAQ	PJFAX	PJFBX	PJFCX	JGRCR	PJFZX
CUSIP	74437E107	74437E206	74437E305	74437E651	74437E404

MF168E    IFS-A126682    Ed. 11/2006

Jennison Equity Opportunity Fund

SEPTEMBER 30, 2006	ANNUAL REPORT

FUND TYPE

Small-, mid-, and large-capitalization stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

November 15, 2006

Dear Shareholder:

We hope you find the annual report for the Jennison Equity Opportunity Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Equity Opportunity Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns as of 9/30/06
	One Year	Five Years	Since Inception[1]
Class A	10.68%	55.61%	220.40%
Class B	9.83	49.93	197.58
Class C	9.83	49.93	197.58
Class R	10.12	N/A	16.50
Class Z	10.92	57.50	228.66
S&P 500 Index[2]	10.78	40.05	**
Lipper Multi-Cap Core Funds Avg.[3]	8.38	44.35	***

Average Annual Total Returns[4] as of 9/30/06
	One Year	Five Years	Since Inception[1]
Class A	4.59%	8.02%	11.84%
Class B	5.18	8.29	11.65
Class C	8.90	8.44	11.65
Class R	10.12	N/A	8.92
Class Z	10.92	9.51	12.77
S&P 500 Index[2]	10.78	6.97	**
Lipper Multi-Cap Core Funds Avg.[3]	8.38	7.41	***

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, Class B, Class C, and Class Z, 11/7/96; and Class R, 12/17/04.

2The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

3The Lipper Multi-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds in the Lipper Average typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

4The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

**S&P 500 Index Closest Month-End to inception cumulative total returns are 121.77% for Class A, B, C, and Z, and 13.84% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns are 8.36% for Class A, B, C, and Z and 7.69% for Class R.

***Lipper Average Closest Month-End to Inception cumulative total returns are 130.21% for Class A, B, C, and Z, and 12.90% for Class R. Lipper Average Closest Month-End to Inception average annual total returns are 8.18% for Class A, B, C, and Z, and 7.14% for Class R.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/06
E.I. DuPont de Nemours & Co., Chemicals	2.0%
American International Group, Inc., Insurance	2.0
Diebold, Inc., Computers & Peripherals	2.0
Charles Schwab Corp. (The), Capital Markets	1.9
Royal Bank of Scotland Group PLC (United Kingdom), Commercial Banks	1.9

Holdings are subject to change.

Five Largest Long-Term Industries expressed as a percentage of net assets as of 9/30/06
Pharmaceuticals	8.9%
Media	7.9
Capital Markets	6.5
Software	6.3
Insurance	5.4

Industry weightings are subject to change.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	3

Investment Adviser’s Report

Jennison Associates LLC

Performance overview

Jennison Equity Opportunity Fund Class A shares performed in line with the broad market as measured by the S&P 500 Index and outperformed the Lipper Multi-Cap Core Funds Average by more than two percentage points over the 12 months ended September 30, 2006. We found opportunities throughout the market; the Fund’s top 10 contributors were in six different sectors, and each posted a double-digit return.

Market environment

The beginning of the Fund’s fiscal year was marked by a series of disruptive events, notably train bombings in London and hurricanes Katrina and Rita. The economic fallout from the Gulf Coast storms produced lingering economic effects in the fourth quarter of 2005 that were reflected in sharply higher prices for refined oil products and natural gas. The economy rebounded strongly during the first quarter of 2006, growing solidly across most fronts. However, higher commodity prices, inflation concerns, and rising interest rates led many investors to fear an economic slowdown. As a result, the second quarter of 2006 was poor for many markets. Although growth cooled from the first quarter’s 5.6% annualized rate to 2.9%, the U.S. economy continued to grow.

Between May and the end of the Fund’s fiscal year in September, perceptions fluctuated about the prospects for growth, inflation, and interest rates. It was a difficult market for investors. After more than two years of raising the Federal Funds rate 0.25 percentage points each time it met, the Federal Open Market Committee took no action at its August meeting. The significance of this pause was the subject of debate between those pointing to signs of economic strength and inflation and those already seeing deceleration. A marked decline in oil and natural gas prices, along with moderation in the prices of other commodities, lifted consumer confidence as the fiscal year drew to a close, allaying worries that consumer discretionary spending would wane. On the negative side, both the housing and automotive sectors posted their weakest showings in many years. Weaker trends in consumer activity did little to diminish the overall strength of corporate profits during 2006’s third quarter, but expectations for profits and activity in the fourth quarter were scaled back.

The financials sector led the Fund’s returns

Capital markets positions Lazard, Nuveen Investments, Charles Schwab, and reinsurer Axis Capital Holdings, and our diversified financial services position in JPMorgan Chase were among the top contributors to the Fund’s return. We entered a position in Lazard after its shares dropped almost 20% below their price at the firm’s initial public offering of stock in 2005. They were priced at 13 times the firm’s estimated earnings over the next 12 months, about half the earnings multiple of other firms

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focused on mergers and acquisitions (M&A). Shares of Lazard gained ground as it reported solid profits amid strong M&A activity. Even though Lazard does not have market share comparable to the top brokers, it scores very highly in “wallet” share. That is, even if it is not the lead banker on a transaction, it is well compensated as a trusted adviser that adds value to the process for its clients. It also operates throughout the deal-size spectrum and does very well in the underserved midtier segment. While we remain confident in Lazard, we have taken some profits and trimmed the position to reflect the changing balance of risk and potential reward as its share price rises. Nuveen Investments is a leading investment management company and one of the premier players in closed-end funds and managed accounts, two growth areas where Nuveen’s scale gives it an advantage. Nuveen also has industry-leading margins and distribution relationships with the top financial services firms. As its share price appreciated toward our target, we trimmed the position.

Stock selection in industrials worked well

An array of industries in the industrials sector provided winners. Railroad CSX reported solid earnings in the first and second quarters of 2006, exceeding expectations primarily because of pricing gains, a fuel surcharge, and an improved mix of businesses. CSX also improved its service performance and train management. It has shown substantially improved safety metrics, which are often leading indicators of operational performance. Its new chief operating officer and chief financial officer are demonstrating marked improvement over past leaders, and it is improving free cash flow, which could be returned to shareholders. Moreover, CSX has an attractive valuation, on an absolute basis and relative basis to its peers.

Manpower, a global provider of temporary employees, generated a double-digit return for the reporting period. Almost all geographic regions made a positive impact on revenue and margin expansion. Its Jefferson Wells division showed strength in both Sarbanes-Oxley and non-Sarbanes-Oxley work, which we view as a favorable balance. Although we are watching French pricing trends carefully, the rest of Europe seems to be pulling itself out of its recent economic malaise. Manpower has made progress toward its 2007 margin goal of 4%. We initiated the Fund’s position in August 2004, and have been taking profits and trimming the position as its share price approaches our target.

Other industrials that contributed notably to the Fund’s return included Allied Waste Industries and Aramark.

We had mixed results in the energy and consumer discretionary sectors

We expect the prices of commodities such as oil, natural gas, and gold to correct from time to time and the stocks of companies that produce them to fluctuate in

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	5

Investment Adviser’s Report (continued)

response as the market focuses on near-term supply and demand data. We are experiencing just such a correction now, but we remain convinced that the bull market for natural resources is a long-term trend. During the third quarter of 2006, the price for both crude oil and natural gas fell sharply. Utility and industrial demand switched from coal to the cheaper fuels, reducing overall demand for coal and hurting shares of coal producers Massey Energy and Alpha Natural Resources.

A position in the global oil field services firm Schlumberger was a bright spot. It posted stellar earnings for the fourth quarter of 2005 and the first quarter of 2006, both above expectations. Strong performance came despite the negative impact of adverse weather in Russia, confirming that many things are going right elsewhere, especially in North America. We continue to be impressed by its expanding margins and believe Schlumberger could see several years of robust growth, driven by increased spending on energy exploration.

In the Fund’s consumer discretionary holdings, casino operator Pinnacle Entertainment gained nearly 63%. We purchased its stock in September 2005 after the Gulf Coast hurricanes devastated local gaming operators. The vast majority of Pinnacle’s cash flow is derived from operations in New Orleans, Biloxi, and Lake Charles. Although the Biloxi property was destroyed, we believe it is fully insured and the insurance proceeds can be used to build new operations in St. Louis. Moreover, the New Orleans and Lake Charles properties were unharmed and could operate in a severely supply-constrained environment. We purchased the shares at an attractive multiple of 2006 cash flow, adjusting for insurance proceeds and undeveloped real estate assets. We sold the position and took our profits when the stock price reached our price target.

We bought shares of publisher Pearson, expecting it to benefit in 2006 from a strong elementary to high school textbook cycle and from turnarounds in Penguin publishing and the Financial Times newspaper. The gains from the textbook cycle and the Financial Times materialized. We expect the Penguin segment to gain traction this year. We believe Pearson’s stock price does not fully incorporate the value of its underperforming non-education divisions. In our view, they already have begun to turn around and the share price should come to be valued appropriately as the turnaround is completed.

Positions in Radio One, Career Education, and OSI Restaurant Partners offset some of the gains in this sector. Radio One, a radio broadcasting company that caters to African-Americans, issued a disappointing first-quarter outlook due to low ratings primarily in Los Angeles. Career Education provides for-profit postsecondary

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education through two operating segments: colleges, schools and universities and Online Education Group. The stock declined primarily on poor enrollment trends. The company has taken steps in its on-line education segment to improve enrollments.

Portfolio outlook

The current market is seeing wide fluctuations in individual share prices across market capitalizations and investment styles. Stock selection is the key to outperforming broad market indexes. Our fundamental research is leading us to overlooked stocks in many sectors that have company-specific catalysts that we believe will drive the market to recognize their value. Although we construct our portfolio from the bottom up, we are mindful of macroeconomic trends that may adversely affect our holdings. We have trimmed and are monitoring our basic materials, energy, and consumer-oriented positions, which would be hurt by a slowing economy. We believe many healthcare stocks have been excessively punished and may offer value.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	7

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 9/30/06.

2.0%	E.I. DuPont de Nemours & Co./Chemicals

We purchased shares of DuPont, a specialty chemicals company, after it sold its low-margin commodity polyester business, which should raise valuations for its high-margin specialty businesses. It didn’t lose customers when it recently raised its prices to cope with higher raw materials prices and to reinvest. It is improving margins through cutting costs and reducing working capital. We believe that its ongoing restructuring should raise its valuation, and its stock is trading at one of its lowest multiples of earnings in many years.

2.0%	American International Group, Inc./Insurance

AIG is in the foreign life insurance, retirement services, and U.S. and foreign property/casualty insurance businesses. We believe premium growth and profitability in the property/casualty business are strong. Its reserves for 2005 appear adequate and currently, anticipated losses for 2006 are below 2005 levels. We believe AIG is attractively valued currently selling at a 25% price-to-earnings discount to the stocks in the S&P 500 Index and is poised to continue increasing revenue and earnings, especially from its international insurance business, particularly in Asia.

2.0%	Diebold, Inc./Computers & Peripherals

Diebold supplies self-service transaction systems, electronic and physical security systems, banking software and equipment, and electronic voting terminals. We believe it has an attractive reward to risk outlook. Its growth in U.S. ATMs is strong and its security business should continue to enjoy double-digit growth. We are encouraged by the improvements in its Enterprise Resource Planning unit in Europe, and we like its focus on shareholder value via stock buybacks.

1.9%	Charles Schwab Corp. (The)/Capital Markets

Charles Schwab now offers diversified financial services. With its turnaround, already in progress, and positive expense leverage from prior head count reduction, we believe the stock should continue to deliver solid results. Its Registered Investment Advisor channel’s asset base of $450 billion has continued strong growth well into 2006, with the ultimate goal of $1 trillion by 2010. This revenue stream is relatively reliable and the market’s realization that Schwab is more of an asset manager than an Internet broker have contributed to raising its price-to-earnings ratio and a higher stock price.

1.9%	Royal Bank of Scotland Group PLC (United Kingdom)/Commercial Banks

Royal Bank of Scotland is a top 10 global bank. It has Citizen’s and Charter One retail franchises in the United States and Nat West and Royal Bank of Scotland retail outlets in the United Kingdom, as well as a U.S. capital markets franchise, Greenwich Capital. Its shares are priced below 10 times per-share earnings and it should be in a position to buy back significant stock in 2006 as it rebuilds its capital ratios with solid organic growth.

Holdings are subject to change.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2006, at the beginning of the period, and held through the six-month period ended September 30, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	9

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Equity Opportunity Fund		Beginning Account Value April 1, 2006	Ending Account Value September 30 , 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,011.50	1.05%	$5.29
	Hypothetical	$1,000.00	$1,019.80	1.05%	$5.32

Class B	Actual	$1,000.00	$1,007.40	1.80%	$9.06
	Hypothetical	$1,000.00	$1,016.04	1.80%	$9.10

Class C	Actual	$1,000.00	$1,007.40	1.80%	$9.06
	Hypothetical	$1,000.00	$1,016.04	1.80%	$9.10

Class R	Actual	$1,000.00	$1,010.40	1.30%	$6.55
	Hypothetical	$1,000.00	$1,018.55	1.30%	$6.58

Class Z	Actual	$1,000.00	$1,012.50	0.80%	$4.04
	Hypothetical	$1,000.00	$1,021.06	0.80%	$4.05

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2006, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2006 (to reflect the six-month period).

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Portfolio of Investments

as of September 30, 2006

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 92.9%
COMMON STOCKS 91.6%

Aerospace & Defense 1.6%
237,800	Honeywell International, Inc.	$9,726,020

Capital Markets 6.5%
290,900	Bank of New York Co., Inc. (The)	10,257,134
647,600	Charles Schwab Corp. (The)	11,592,040
210,700	Eaton Vance Corp.	6,080,802
132,300	Lazard Ltd., “Class A”(b)	5,289,354
114,000	Nuveen Investments, Inc. “Class A”	5,840,220

		39,059,550

Chemicals 4.7%
283,300	E.I. du Pont de Nemours & Co.	12,136,572
264,400	Huntsman Corp.(a)	4,812,080
375,600	Nalco Holdings Co.(a)	6,956,112
193,000	Rockwood Holdings, Inc.(a)	3,856,140

		27,760,904

Commercial Banks 1.9%
332,755	Royal Bank of Scotland Group PLC (United Kingdom)	11,457,553

Commercial Services & Supplies 4.6%
887,800	Allied Waste Industries, Inc.(a)(b)	10,005,506
92,100	Manpower, Inc.	5,642,967
286,600	Navigant Consulting, Inc.(a)(b)	5,749,196
160,000	Waste Management, Inc.	5,868,800

		27,266,469

Communications Equipment 1.2%
352,900	Nokia Corp. (ADR) (Finland)	6,948,601

Computers & Peripherals 2.0%
270,000	Diebold, Inc.(b)	11,753,100

Containers & Packaging 0.9%
126,900	Temple-Inland, Inc.	5,088,690

Diversified Consumer Services 1.9%
257,600	Career Education Corp.(a)(b)	5,796,000
254,800	DeVry, Inc.(a)(b)	5,419,596

		11,215,596

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	11

Portfolio of Investments

as of September 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

Diversified Financial Services 3.6%
112,600	Citigroup, Inc.	$5,592,842
145,772	J.P. Morgan Chase & Co.	6,845,453
433,800	KKR Private Equity Investors LLP, RDU- Physical, Private Placement 144A (cost $10,830,083; purchased 5/03/06 - 5/05/06)(a)(f)(g)(h)	9,218,250

		21,656,545

Diversified Telecommunication Services 0.8%
329,500	IDT Corp., “Class B”(a)(b)	4,751,390

Electronic Equipment & Instruments 1.1%
197,015	Agilent Technologies, Inc.(a)	6,440,420

Energy Equipment & Services 3.0%
71,100	National-Oilwell Varco, Inc.(a)	4,162,905
138,600	Rowan Cos., Inc.	4,383,918
153,300	Schlumberger Ltd.	9,509,199

		18,056,022

Food & Staples Retailing 4.8%
484,600	Kroger Co. (The)	11,213,644
324,900	Performance Food Group Co.(a)(b)	9,126,441
169,600	Wal-Mart Stores, Inc.	8,364,672

		28,704,757

Food Products 3.3%
980,300	Cadbury Schweppes PLC (United Kingdom)	10,434,581
375,100	ConAgra Foods, Inc.	9,182,448

		19,617,029

Health Care Providers & Services 3.7%
154,000	Community Health Systems, Inc.(a)	5,751,900
63,300	Medco Health Solutions, Inc.(a)	3,804,963
97,600	Omnicare, Inc.(b)	4,205,584
171,400	UnitedHealth Group, Inc.	8,432,880

		22,195,327

Hotels, Restaurants & Leisure 2.3%
373,600	Bally Technologies, Inc.(a)(b)	6,575,360
99,200	Boyd Gaming Corp.(b)	3,813,248
105,200	OSI Restaurant Partners, Inc.(b)	3,335,892

		13,724,500

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Independent Power Producers & Energy Traders 1.5%
201,200	NRG Energy, Inc.(a)	$9,114,360

Insurance 5.4%
180,300	American International Group, Inc.	11,946,678
260,400	Axis Capital Holdings Ltd.	9,033,276
1,126,600	Benfield Group Ltd. (United Kingdom)	7,709,792
196,100	Montpelier Re Holdings Ltd.	3,802,379

		32,492,125

Internet & Catalog Retail 1.9%
387,800	IAC/InterActiveCorp.(a)(b)	11,153,128

Internet Software & Services 0.7%
438,400	Digitas, Inc.(a)(b)	4,217,408

Machinery 1.6%
206,200	Dover Corp.	9,782,128

Media 7.9%
448,000	Discovery Holding Co., “Class A”(a)(b)	6,478,080
138,800	Entercom Communications Corp.	3,497,760
1,914,400	Gemstar-TV Guide International, Inc.(a)	6,355,808
278,837	Liberty Global Inc., Series C(a)	6,987,655
638,400	Pearson PLC (United Kingdom)	9,090,288
228,800	Tribune Co.	7,486,336
187,343	Viacom, Inc. “Class B”(a)	6,965,413

		46,861,340

Metals & Mining 1.3%
183,200	Alpha Natural Resources, Inc.(a)	2,887,232
170,000	Arch Coal, Inc.	4,914,700

		7,801,932

Multi-Utilities 1.4%
171,900	Sempra Energy	8,637,975

Oil, Gas & Consumable Fuels 3.9%
82,200	Apache Corp.	5,195,040
82,000	Exxon Mobil Corp.(b)	5,502,200
141,700	Occidental Petroleum Corp.	6,817,187
228,000	Range Resources Corp.(b)	5,754,720

		23,269,147

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	13

Portfolio of Investments

as of September 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

Pharmaceuticals 8.9%
213,200	Abbott Laboratories	$10,352,993
237,700	Endo Pharmaceuticals Holdings, Inc.(a)	7,737,135
233,700	Medicis Pharmaceutical Corp. “Class A”(b)	7,560,195
97,800	Novartis AG ADR (Switzerland)	5,715,432
257,500	Pfizer, Inc.	7,302,700
81,200	Sanofi-Aventis (France)	7,228,212
273,700	Watson Pharmaceuticals, Inc.(a)	7,162,729

		53,059,396

Road & Rail 1.6%
295,400	CSX Corp.	9,697,982

Software 6.3%
386,700	BEA Systems, Inc.(a)(b)	5,877,840
165,200	CA, Inc.	3,913,588
202,100	Fair Isaac Corp.	7,390,797
333,900	Manhattan Associates, Inc.(a)	8,060,346
203,600	Microsoft Corp.	5,564,388
767,300	TIBCO Software, Inc.(a)	6,890,354

		37,697,313

Specialty Retail 1.3%
890,200	Blockbuster, Inc., “Class A”(a)(b)	3,418,368
240,400	Urban Outfitters, Inc.(a)	4,252,676

		7,671,044

	Total common stocks (cost $481,739,288)	546,877,751

See Notes to Financial Statements.

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Principal Amount (000)		Moody’s Rating (Unaudited)	Interest Rate	Maturity Date
CORPORATE BONDS 1.3%

Biotechnology
	Amgen, Inc.(f)	A2	0.125%	2/01/11
$7,410	(cost $7,080,791)				$7,484,100

	Total long-term investments (cost $488,820,079)				554,361,851

SHORT-TERM INVESTMENTS 18.4%

U.S. Government Security
	United States Treasury Bill
155	5.05%, 12/21/06(d) (cost $103,808)				103,890

Shares

Affiliated Money Market Mutual Fund 18.4%
	Dryden Core Investment Fund - Taxable Money Market Series
109,974,787	(cost $109,974,787; includes $87,042,512 of cash collateral received for securities on loan)(c)(e)	109,974,787

	Total short-term investments (cost $110,078,595)	110,078,677

	Total Investments 111.3% (cost $598,898,674; Note 5)	664,440,528
	Liabilities in excess of other assets (11.3%)	(67,616,628)

	Net Assets 100%	$596,823,900

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt

RDU—Restricted Depository Unit

(a)	Non-income producing security.
(b)	All or portion of security on loan. The aggregate market value of such securities is $83,167,785; cash collateral of $87,042,512 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Rate quoted represents yield-to-maturity as of purchase date.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(f)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(g)	Indicates a restricted security. The aggregate cost of the security is $10,830,083. The aggregate market value of $9,218,250 represents 1.5% of net assets.
(h)	As of September 30, 2006, one security representing $9,218,250 and 1.4% of the total market value of the Portfolio was fair valued in accordance with the policies adopted by the Board of Directors.

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	15

Portfolio of Investments

as of September 30, 2006 Cont’d.

The Industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2006 were as follows:

Affiliated Money Market Mutual Fund (including 14.6% of collateral received for securities on loan)	18.4%
Pharmaceuticals	8.9
Media	7.9
Capital Markets	6.5
Software	6.3
Insurance	5.4
Food & Staples Retailing	4.8
Chemicals	4.7
Commercial Services & Supplies	4.6
Oil, Gas & Consumable Fuels	3.9
Health Care Providers & Services	3.7
Diversified Financial Services	3.6
Food Products	3.3
Energy Equipment & Services	3.0
Hotels, Restaurants & Leisure	2.3
Computers & Peripherals	2.0
Commercial Banks	1.9
Diversified Consumer Services	1.9
Internet & Catalog Retail	1.9
Aerospace & Defense	1.6
Machinery	1.6
Road & Rail	1.6
Independent Power Producers & Energy Traders	1.5
Mult-Utilities	1.4
Biotechnology	1.3
Metals & Mining	1.3
Specialty Retail	1.3
Communications Equipment	1.2
Electronic Equipment & Instruments	1.1
Containers & Packaging	0.9
Diversified Telecommunication Services	0.8
Internet Software & Services	0.7

111.3
Liabilities in excess of other assets	(11.3)

100.0%

See Notes to Financial Statements.

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Financial Statements

SEPTEMBER 30, 2006	ANNUAL REPORT

Jennison Equity Opportunity Fund

Statement of Assets and Liabilities

as of September 30, 2006

Assets
Investments at value, including securities on loan of $83,167,785:
Unaffiliated investments (cost $488,923,887)	$554,465,741
Affiliated investments (cost $109,974,787)	109,974,787
Foreign currency, at value (cost $1,458)	1,437
Receivable for investments sold	31,386,301
Receivable for Series shares sold	939,279
Dividends receivable	441,106

Total assets	697,208,651

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	87,042,512
Payable for investments purchased	9,201,621
Payable for Series shares reacquired	1,555,475
Payable to custodian	1,208,461
Accrued expenses	512,127
Transfer agent fee payable	353,947
Management fee payable	286,488
Distribution fee payable	221,164
Deferred directors’ fees	2,956

Total liabilities	100,384,751

Net Assets	$596,823,900

Net assets were comprised of:
Common stock, at par	$34,963
Paid-in capital in excess of par	468,098,398

468,133,361
Undistributed net investment income	448,186
Accumulated net realized gain on investment and foreign currency transactions	62,703,058
Net unrealized appreciation on investments and foreign currencies	65,539,295

Net assets, September 30, 2006	$596,823,900

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($306,423,755 ÷ 17,633,261 shares of common stock issued and outstanding)	$17.38
Maximum sales charge (5.50% of offering price)	1.01

Maximum offering price to public	$18.39

Class B
Net asset value, offering price and redemption price per share ($143,053,491 ÷ 8,752,661 shares of common stock issued and outstanding)	$16.34

Class C
Net asset value, offering price and redemption price per share ($50,717,382 ÷ 3,103,256 shares of common stock issued and outstanding)	$16.34

Class R
Net asset value, offering price and redemption price per share ($2,917 ÷ 177 shares of common stock issued and outstanding)	$16.48

Class Z
Net asset value, offering price and redemption price per share ($96,626,355 ÷ 5,473,154 shares of common stock issued and outstanding)	$17.65

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	19

Statement of Operations

Year Ended September 30, 2006

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $124,707)	$8,839,462
Affiliated dividend income	972,377
Affiliated income from securities loaned, net	162,817
Unaffiliated interest	96,974

Total income	10,071,630

Expenses
Management fee	4,184,580
Distribution fee—Class A	786,627
Distribution fee—Class B	1,615,649
Distribution fee—Class C	540,509
Distribution fee—Class R	14
Transfer agent’s fee and expenses (including affiliated expense of $1,147,000)	1,580,000
Custodian’s fees and expenses	105,000
Reports to shareholders	90,000
Registration fees	50,000
Legal fees and expenses	33,000
Insurance	25,000
Directors’ fees	24,000
Audit fee	17,000
Dividends paid for short sales	14,479
Miscellaneous	31,174

Total expenses	9,097,032

Net investment income	974,598

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	74,415,602
Foreign currency transactions	(94,557)
Short sales	814,333

75,135,378

Net change in unrealized appreciation (depreciation) on:
Investments	(2,957,474)
Foreign currencies	318

(2,957,156)

Net gain on investments and foreign currencies	72,178,222

Net Increase In Net Assets Resulting From Operations	$73,152,820

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$974,598	$5,204,720
Net realized gain on investments and foreign currency transactions	75,135,378	123,530,427
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,957,156)	(9,584,465)

Net increase in net assets resulting from operations	73,152,820	119,150,682

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(1,531,153)	(640,443)
Class B	—	—
Class C	—	—
Class R	(7)	—
Class Z	(1,996,423)	(1,463,623)

	(3,527,583)	(2,104,066)

Distributions from net realized gains
Class A	(47,030,702)	(7,429,109)
Class B	(27,242,728)	(4,847,431)
Class C	(8,923,183)	(1,477,210)
Class R	(407)	—
Class Z	(39,374,021)	(7,386,849)

	(122,571,041)	(21,140,599)

Series share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	90,684,853	165,985,562
Net asset value of shares issued in reinvestment of dividends and distributions	121,430,386	22,350,003
Cost of shares reacquired	(406,136,327)	(404,867,626)

Net decrease in net assets from Series share transactions	(194,021,088)	(216,532,061)

Total decrease	(246,966,892)	(120,626,044)

Net Assets
Beginning of year	843,790,792	964,416,836

End of year (a)	$596,823,900	$843,790,792

(a) Includes undistributed net investment income of:	$448,186	$3,095,728

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	21

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was incorporated in Maryland on August 10, 1995 and consists of six series: Jennison Equity Opportunity Fund (the “Series”), Jennison Growth Fund and Dryden Active Allocation Fund which are diversified funds and JennisonDryden Growth Allocation Fund, JennisonDryden Moderate Allocation Fund and JennisonDryden Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Jennison Equity Opportunity Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 7, 1996.

The Series’ investment objective is to achieve long-term growth of capital. The Series seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price (“NOCP”) on the day of valuation or if there was no NOCP at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor; to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Director’s approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the

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markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of September 30, 2006, there were no securities valued in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term securities which mature in more than sixty days are valued at current market quotations. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) Purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, unrealized and realized foreign currency gains or losses are included in the reported net unrealized and realized gains or losses on investments and investment transactions, respectively.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	23

Notes to Financial Statements

Cont’d

appreciation (depreciation) on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Short Sales: The Series may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Series makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Series may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open on record date are recorded on the ex-date as an expense. A gain, limited to the price at which the Series sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Series maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to short sales.

Securities Lending: The Series may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal at all times, to the market value of the securities loaned. The Series may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Series receives compensation, net of any rebate, for lending its securities in the form of interest or dividends on the collateral received for the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis. Net investment income or (loss) (other than distribution fees which are charged directly to the respective class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

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Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and distributions of net realized capital gains, if any, at least annually. Dividends and distributions, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate tax paying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series up to $300 million and .575 of 1% of the average daily net assets of the Series over $300 million. The effective management fee rate was .585 of 1% of the Series average daily net assets for the year ended September 30, 2006.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	25

Notes to Financial Statements

Cont’d

distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C and R Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% and .50 of 1% of the Class A and Class R shares, respectively.

PIMS has advised the Series that it received approximately $149,600 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2006. From these fees PIMS paid such sales charges to affiliated brokers/dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2006, it received approximately $251,700 and $2,300 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Series did not borrow any amount pursuant to the SCA during the year ended September 30, 2006.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer

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agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2006, the Series incurred approximately $291,900 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended September 30, 2006, Prudential Equity Group, LLC, a wholly-owned subsidiary of Prudential, earned approximately $29,600 in broker commissions from portfolio transactions executed on behalf of the Fund.

Prudential Investment Management, Inc., (“PIM”), an indirect wholly-owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended September 30, 2006, PIM has been compensated approximately $69,500 for these services.

The Series invests in the Taxable Money Market Series (the “portfolio”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2006 were $520,655,227 and $842,306,233 respectively.

As of September 30, 2006, the Series had securities on loan with an aggregate market value of $83,167,785. The Series received $87,042,512 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Note 5. Distribution and Tax Information

In order to present undistributed net investment income and accumulated net realized gain on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain on investments and foreign currency transactions and paid-in capital in excess of par. For the year ended September 30, 2006, the adjustments were to decrease undistributed

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	27

Notes to Financial Statements

Cont’d

net investment income by $94,557, decrease accumulated net realized gain on investments and foreign currency transactions by $4,425,648 and to increase paid-in capital in excess of par by $4,520,205 primarily due to the treatment of foreign currency gains and redemption in kind transaction. Net investment income, net realized gains and net assets were not affected by this change.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2006 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$602,197,711	$75,565,590	$13,322,773	$62,242,817	$(2,559)	$62,240,258

The differences between book and tax basis are primarily attributable to deferred losses on wash sales and market to market on open foreign currency, receivables and payables.

For the fiscal year ended September 30, 2006, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets were $56,650,819 from ordinary income and $69,447,805 from long-term capital gains. For the fiscal year ended September 30, 2005, the tax character of distributions paid were $3,452,112 from ordinary income and $19,792,553 from long-term capital gains.

As of September 30, 2006, the Fund had undistributed net investment income on a tax basis of $24,827,302 and long-term capital gains of $41,696,371.

Additionally, the Fund elected to treat post-October foreign currency losses of approximately $70,400 incurred in the eleven months ended September 30, 2006 as having been incurred in the next fiscal year.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.5%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. The CDSC for Class C shares is 1% for shares redeemed within

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12 months of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of $.001 par value common stock of the Series, designated Class A, Class B, Class C, Class R and Class Z, each of which consists of 200 million authorized shares. As of September 30, 2006 Prudential owned 177 Class R shares of the Series.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2006:
Shares sold	3,459,635	$58,557,989
Shares issued in reinvestment of dividends and distributions	2,881,469	46,020,666
Shares reacquired	(7,370,017)	(124,945,112)

Net increase (decrease) in shares outstanding before conversion	(1,028,913)	(20,366,457)
Shares issued upon conversion from Class B	986,512	16,309,114

Net increase (decrease) in shares outstanding	(42,401)	$(4,057,343)

Year ended September 30, 2005:
Shares sold	4,108,177	$71,382,443
Shares issued in reinvestment of dividends and distributions	440,194	7,544,923
Shares reacquired	(8,789,869)	(153,356,495)

Net increase (decrease) in shares outstanding before conversion	(4,241,498)	(74,429,129)
Shares issued upon conversion from Class B	1,537,272	27,205,176

Net increase (decrease) in shares outstanding	(2,704,226)	$(47,223,953)

Class B
Year ended September 30, 2006:
Shares sold	319,502	$5,125,849
Shares issued in reinvestment of distributions	1,709,368	25,828,553
Shares reacquired	(2,507,055)	(39,982,484)

Net increase (decrease) in shares outstanding before conversion	(478,185)	(9,028,082)
Shares reacquired upon conversion into Class A	(1,045,628)	(16,309,114)

Net increase (decrease) in shares outstanding	(1,523,813)	$(25,337,196)

Year ended September 30, 2005:
Shares sold	702,740	$11,611,254
Shares issued in reinvestment of distributions	279,826	4,586,347
Shares reacquired	(2,542,350)	(42,288,527)

Net increase (decrease) in shares outstanding before conversion	(1,559,784)	(26,090,926)
Shares reacquired upon conversion into Class A	(1,613,037)	(27,205,176)

Net increase (decrease) in shares outstanding	(3,172,821)	$(53,296,102)

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	29

Notes to Financial Statements

Cont’d

Class C	Shares	Amount
Year ended September 30, 2006:
Shares sold	239,767	$3,851,189
Shares issued in reinvestment of distributions	560,702	8,472,207
Shares reacquired	(1,079,738)	(17,235,091)

Net increase (decrease) in shares outstanding	(279,269)	$(4,911,695)

Year ended September 30, 2005:
Shares sold	282,336	$4,678,785
Shares issued in reinvestment of distributions	85,347	1,398,834
Shares reacquired	(1,160,978)	(19,338,342)

Net increase (decrease) in shares outstanding	(793,295)	$(13,260,723)

Class R
Year ended September 30, 2006:
Shares sold	4	$75
Shares issued in reinvestment of dividends and distributions	28	414
Shares reacquired	(4)	(75)

Net increase (decrease) in shares outstanding	28	$414

Period ended September 30, 2005*:
Shares sold	149	$2,500
Shares issued in reinvestment of dividends	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	149	$2,500

*Commenced operations on December 17, 2004.
Class Z
Year ended September 30, 2006:
Shares sold	1,341,443	$23,149,751
Shares issued in reinvestment of dividends and distributions	2,533,841	41,108,546
Shares reacquired	(13,200,434)	(223,973,565)

Net increase (decrease) in shares outstanding	(9,325,150)	$(159,715,268)

Year ended September 30, 2005:
Shares sold	4,451,463	$78,310,580
Shares issued in reinvestment of dividends and distributions	508,352	8,819,899
Shares reacquired	(10,733,093)	(189,884,262)

Net increase (decrease) in shares outstanding	(5,773,278)	$(102,753,783)

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Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the likely-than-not threshold would be recorded in the year in which they arise. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and interim periods within those fiscal years and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	31

Financial Highlights

Class A
Year Ended September 30, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.47

Income (loss) from investment operations
Net investment income	.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.70

Total from investment operations	1.72

Less Dividends and Distributions
Dividends from net investment income	(.09)
Distributions from net realized gains	(2.72)

Total dividends and distributions	(2.81)

Net asset value, end of year	$17.38

Total Return(b):	10.68%
Ratios/Supplemental Data:
Net assets, end of year (000)	$306,424
Average net assets (000)	$314,651
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.11%
Expenses, excluding distribution and service (12b-1) fees	.86%
Net investment income	.10%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	75%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c)	The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended September 30,
2005	2004	2003	2002(a)

$16.60	$14.22	$11.48	$14.03

.13	.02	.01	.02
2.14	2.36	2.73	(1.92)

2.27	2.38	2.74	(1.90)

(.03)	—	—	—
(.37)	—	—	(.65)

(.40)	—	—	(.65)

$18.47	$16.60	$14.22	$11.48

13.91%	16.74%	23.87%	(14.59)%

$326,512	$338,249	$261,252	$205,215
$336,880	$318,726	$232,395	$227,305

1.12%	1.07%	1.15%	1.09%
.87%	.82%	.90%	.84%
.68%	.11%	.07%	.11%

93%	102%	115%	94%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	33

Financial Highlights

Cont’d

Class B
Year Ended September 30, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$17.56

Income (loss) from investment operations
Net investment loss	(.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.54

Total from investment operations	1.50

Less Dividends and Distributions
Dividends from net investment income	—
Distributions from net realized gains	(2.72)

Total dividends and distributions	(2.72)

Net asset value, end of year	$16.34

Total Return(b):	9.83%
Ratios/Supplemental Data:
Net assets, end of year (000)	$143,053
Average net assets (000)	$161,565
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.86%
Expenses, excluding distribution and service (12b-1) fees	.86%
Net investment loss	(.26)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended September 30,
2005	2004	2003	2002(a)

$15.88	$13.71	$11.15	$13.74

(.01)	(.11)	(.09)	(.09)
2.06	2.28	2.65	(1.85)

2.05	2.17	2.56	(1.94)

—	—	—	—
(.37)	—	—	(.65)

(.37)	—	—	(.65)

$17.56	$15.88	$13.71	$11.15

13.12%	15.83%	22.96%	(15.21)%

$180,496	$213,606	$234,421	$220,609
$202,371	$235,162	$225,579	$272,070

1.87%	1.82%	1.90%	1.84%
.87%	.82%	.90%	.84%
(.05)%	(.63)%	(.68)%	(.63)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	35

Financial Highlights

Cont’d

Class C
Year Ended September 30, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$17.56

Income (loss) from investment operations
Net investment loss	(.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.55

Total from investment operations	1.50

Less Dividends and Distributions
Dividends from net investment income	—
Distributions from net realized gains	(2.72)

Total dividends and distributions	(2.72)

Net asset value, end of year	$16.34

Total Return(b):	9.83%
Ratios/Supplemental Data:
Net assets, end of year (000)	$50,717
Average net assets (000)	$54,051
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.86%
Expenses, excluding distribution and service (12b-1) fees	.86%
Net investment loss	(.35)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class C
Year Ended September 30,
2005	2004	2003	2002(a)

$15.88	$13.71	$11.15	$13.74

(.01)	(.11)	(.09)	(.09)
2.06	2.28	2.65	(1.85)

2.05	2.17	2.56	(1.94)

—	—	—	—
(.37)	—	—	(.65)

(.37)	—	—	(.65)

$17.56	$15.88	$13.71	$11.15

13.12%	15.83%	22.96%	(15.21)%

$59,409	$66,322	$66,683	$65,417
$63,559	$70,174	$65,790	$78,162

1.87%	1.82%	1.90%	1.84%
.87%	.82%	.90%	.84%
(.06)%	(.64)%	(.68)%	(.63)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	37

Financial Highlights

Cont’d

	Class R
	Year Ended September 30, 2006(b)	December 17, 2004(a) Through September 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$17.70	$16.73

Income from investments operations
Net investment income	.04	.04
Net realized and unrealized gain on investments and foreign currency transactions	1.51	.93

Total from investment operations	1.55	.97

Less Dividends and Distributions
Dividends from net investment income	(.05)	—
Distributions from net realized gains	(2.72)	—

Total dividends and distributions	(2.77)	—

Net asset value, end of period	$16.48	$17.70

Total Return(c):	10.12%	5.80%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3	$3
Average net assets (000)	$3	$3
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.36%	1.37	%(e)
Expenses, excluding distribution and service (12b-1) fees	.86%	.87	%(e)
Net investment income	.23%	.27	%(e)

(a)	Commencement of operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(d)	During the period, the distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(e)	Annualized.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Financial Highlights

Cont’d

Class Z
Year Ended September 30, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.74

Income (loss) from investment operations
Net investment income	.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.66

Total from investment operations	1.78

Less Dividends and Distributions
Dividends from net investment income	(.15)
Distributions from net realized gains	(2.72)

Total dividends and distributions	(2.87)

Net asset value, end of year	$17.65

Total Return(b):	10.92%
Ratios/Supplemental Data:
Net assets, end of year (000)	$96,626
Average net assets (000)	$184,440
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.86%
Expenses, excluding distribution and service (12b-1) fees	.86%
Net investment income	.69%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class Z
Year Ended September 30,
2005	2004	2003	2002(a)

$16.83	$14.38	$11.59	$14.12

.18	.06	.04	.05
2.17	2.39	2.75	(1.93)

2.35	2.45	2.79	(1.88)

(.07)	—	—	—
(.37)	—	—	(.65)

(.44)	—	—	(.65)

$18.74	$16.83	$14.38	$11.59

14.23%	17.04%	24.07%	(14.34)%

$277,372	$346,241	$265,048	$208,615
$313,971	$323,831	$232,369	$228,798

.87%	.82%	.90%	.84%
.87%	.82%	.90%	.84%
.96%	.36%	.33%	.37%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	41

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of

The Prudential Investment Portfolios, Inc.—Jennison Equity Opportunity Fund:

We have audited the accompanying statement of assets and liabilities of The Prudential Investment Portfolios, Inc.—Jennison Equity Opportunity Fund (one of the portfolios constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended September 30, 2004, were audited by another independent registered public accounting firm whose report dated November 20, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2006

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (September 30, 2006) as to the federal income tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during its fiscal year ended September 30, 2006, the Fund paid ordinary dividends for Class A, Class B, Class C, Class R and Class Z shares of $1.27 per share, $1.18 per share, $1.18 per share, $1.23 per share and $1.33 per share, respectively, which represents net investment income. Additionally, the Fund paid long-term capital gain distribution for Class A, Class B, Class C, Class R and Class Z shares of $1.54, respectively.

Further, we wish to advise you that 25.71% of the ordinary income dividends paid in the fiscal year ended September 30, 2006 qualified for the corporate dividend received deduction available to corporate taxpayers.

For the fiscal year ended September 30, 2006, the Fund designated 24.57% as qualified dividend income for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2007, you will be advised on IRS 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2006.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	43

Management of the Fund

(Unaudited)

Information pertaining to the Directors of The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (54), Director since 2005(3) Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Director since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Director since 1996(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Director since 1995(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 1995(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

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Stephen G. Stoneburn (63), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 1996(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (58), President since 2003 and Director since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (59), Vice President and Director since 1996(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	45

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Andrew R. French (43), Assistant Secretary (since October 2006)(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer (since October 2006)(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

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†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Directors, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Directors and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	47

Approval of Advisory Agreements

The Board of Directors (the “Board”) of The Prudential Investment Portfolios, Inc. oversees the management of the Jennison Equity Opportunity Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor that was dispositive and each Director attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

Several of the material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison Equity Opportunity Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the third quartile over one-year and three-year periods, and performance that was in the second quartile over a five-year period ending December 31 in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund had

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outperformed against its benchmark index over the same time periods and had outperformed against its Peer Universe over the five-year time period.

The Board concluded that the Fund’s performance was satisfactory.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s management fee ranked in the first quartile in its Peer Group. The Board concluded that the management and subadvisory fees were reasonable.

The Board further noted that during 2005 and continuing through 2006, several initiatives had commenced which, when fully implemented, were expected to result in cost savings and expense reductions for the Fund.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/06
	One Year	Five Years	Since Inception
Class A	4.59%	8.02%	11.84%
Class B	5.18	8.29	11.65
Class C	8.90	8.44	11.65
Class R	10.12	N/A	8.92
Class Z	10.92	9.51	12.77

Average Annual Total Returns (Without Sales Charges) as of 9/30/06
	One Year	Five Years	Since Inception
Class A	10.68%	9.25%	12.48%
Class B	9.83	8.44	11.65
Class C	9.83	8.44	11.65
Class R	10.12	N/A	8.92
Class Z	10.92	9.51	12.77

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

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Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, Class B, Class C, and Class Z, 11/7/96; and Class R, 12/17/04.

The graph compares a $10,000 investment in the Jennison Equity Opportunity Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class A shares (November 7, 1996) and the account values at the end of the current fiscal year (September 30, 2006) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary •
Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary •
Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer •
M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Equity Opportunity Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under The Prudential Investment Portfolios, Inc. name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Equity Opportunity Fund
Share Class	A	B	C	R	Z
NASDAQ	PJIAX	PJIBX	PJGCX	JEOPR	PJGZX
CUSIP	74437E503	74437E602	74437E701	74437E644	74437E800

MF172E    IFS-A126683    Ed. 11/2006

JennisonDryden Asset Allocation Funds

SEPTEMBER 30, 2006	ANNUAL REPORT

JennisonDryden Conservative Allocation Fund

Objective: Current income and a reasonable level of capital appreciation

JennisonDryden Moderate Allocation Fund

Objective: Capital appreciation and a reasonable level of current income

JennisonDryden Growth Allocation Fund

Objective: Long-term capital appreciation

FUND TYPE

Balanced/allocation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

JENNISONDRYDEN ASSET ALLOCATION FUNDS

November 15, 2006

Dear Shareholder:

We hope you find the annual report for the JennisonDryden Asset Allocation Funds informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

JennisonDryden Asset Allocation Funds

JennisonDryden Asset Allocation Funds	1

Investment Adviser’s Report

Market Overview

The 12-month period ended September 30, 2006, was moderately good for diversified investors. Economies around the world were growing, but several threats kept investors on edge through much of the period. Chief among these were high oil prices and potential disruptions to supply. Rising U.S. interest rates and the possibility that consumer spending would slow were others. Toward the end of the period, however, both the oil and interest-rate concerns abated considerably.

Equity markets

Early in the reporting period, analysts were more sanguine about the economy and growth stocks performed slightly better than value, but the markets became much more conservative in 2006. Growth stocks dropped sharply from May through July. Over the full reporting period, they substantially trailed value stocks in both large- and small-cap markets. Small caps peaked in March, whereas large caps, particularly large-cap value stocks, rose relatively steadily over the period. However, individual securities and industries varied widely in performance, offsetting one another in the broad-based indexes. There was ample room for active managers to make a difference, either positive or negative. For both large and small caps, energy stocks, excluding integrated oil companies, were particularly volatile and finished the period substantially lower. The large-cap S&P 500 Index was led by the large financial services sector and the small telecommunication services and materials sectors. The small-cap Russell 2000 Index was led by its materials & processing sector.

Foreign developed market stocks substantially outperformed domestic stocks. As in the United States, the financials sector was strong and energy sources weak. However, energy equipment & services was strong in the developed international markets. Despite a sharp drop in May, emerging market economies also outperformed domestic stocks over the reporting period. China, India, and Russia, three of the four largest emerging market economies, had exceptionally high returns.

Fixed income markets

The fixed income markets were roiled by concerns about how the U.S. Federal Reserve (the Fed) would handle the opposing threats of rising inflation and slowing economic growth. The Fed had been steadily ratcheting up short-term interest rates. If it stopped too soon, inflation might take hold; if it continued too long, rising borrowing rates might choke off growth. Early in the period, the strong economy favored borrowers with lower credit ratings that issued high yield (“junk”) bonds. The amount of extra yield issuers had to pay to compensate for their additional risk shrank, and the prices of their bonds rose. They were the strongest performers over the full reporting period. As the economy slowed and the Fed suspended its steady stream of interest-rate tightenings, longer-term yields fell. The prices of bonds move in the opposite direction of yields, so longer-duration bonds jumped in value during the third quarter of 2006. Over the full reporting period, most bond sectors had moderate returns.

2	Visit our website at www.jennisondryden.com

Your Fund’s Performance

SEPTEMBER 30, 2006	ANNUAL REPORT

JennisonDryden Conservative Allocation Fund

Your Fund’s Performance

Fund objective

The investment objective of the JennisonDryden Conservative Allocation Fund (the Fund) is current income and a reasonable level of capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns as of 9/30/06
	One Year	Since Inception[1]
Class A	6.71%	17.42%
Class B	5.91	15.21
Class C	5.91	15.21
Class Z	7.05	18.40
S&P 500 Index[2]	10.78	24.12
Russell 1000 Index[3]	10.25	25.42
JDAA Conservative Customized Blend[4]	7.67	16.29
Lipper Mixed-Asset Target Allocation Moderate Funds Avg.[5]	7.33	17.30

Average Annual Total Returns[6] as of 9/30/06
	One Year	Since Inception[1]
Class A	0.84%	4.24%
Class B	0.91	4.71
Class C	4.91	5.82
Class Z	7.05	6.98
S&P 500 Index[2]	10.78	9.03
Russell 1000 Index[3]	10.25	9.48
JDAA Conservative Customized Blend[4]	7.67	6.22
Lipper Mixed-Asset Target Allocation Moderate Funds Avg.[5]	7.33	6.57

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

4	Visit our website at www.jennisondryden.com

Sources: Prudential Investments LLC, Lipper Inc., and Ibbotson Associates, Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date: 3/30/04. The Since Inception returns for the S&P 500 Index, Russell 1000 Index, JDAA Conservative Customized Blend, and Lipper Mixed-Asset Target Allocation Moderate Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

3The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.

4The JennisonDryden Asset Allocation (JDAA) Conservative Customized Blend is a model portfolio consisting of the S&P 500 Index (5%), the S&P 500/Citigroup Growth Index (10%), the S&P 500/Citigroup Value Index (10%), the Russell 2500 Index (5%), the MSCI EAFE Index (10%), the Lehman Brothers U.S. Corporate High Yield Index (5%), the Lehman Brothers Intermediate Government Index (25%), the Merrill Lynch (ML) 1-3 Year Corporate Index (20%), and the 90-Day Treasury Bill (10%). Each component of the JDAA Conservative Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Conservative Customized Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The JDAA Conservative Customized Blend does not reflect deductions for any sales charges, operating expenses of a mutual fund, or taxes.

5The Lipper Average represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Moderate Funds category. Funds in the Lipper Average normally seek a high level of current income through investing in income-producing stocks, bonds, and money market instruments.

6 The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the S&P 500 Index, Russell 1000 Index, and JDAA Conservative Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

JennisonDryden Asset Allocation Funds	5

Performance Target—JDAA Conservative Customized Blend

The JennisonDryden Conservative Allocation Fund seeks to beat a performance target—the JDAA Conservative Customized Blend—consisting of a weighted average return of nine securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2006, and their weightings in the JennisonDryden Conservative Customized Blend. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The JennisonDryden Conservative Allocation Fund seeks to beat this target by holding positions in specific JennisonDryden mutual funds. In response to market developments, the Fund’s investment adviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The S&P 500/Citigroup Value Index contains the market-weighted half of the S&P 500 Index with lower book-to-price ratios.

The S&P 500/Citigroup Growth Index contains the market-weighted half of the S&P 500 Index with higher book-to-price ratios.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

The Russell 2500 Index includes the smallest 2,500 securities in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the U.S. equity market.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Lehman Brothers Intermediate Government Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies with between 1 and less than 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, below-investment-grade debt securities with at least one year remaining to maturity. The Lehman Brothers U.S. Corporate High Yield Index gives a broad look at how high yield (“junk”) bonds have performed.

The Merrill Lynch 1-3 Year Corporate Index consists of fixed-rate, coupon-bearing corporate bonds with a maturity of one to three years and a rating of BBB/Baa3 and above.

The 90-Day Treasury Bill is derived from secondary market interest rates as published by the Federal Reserve Bank in release H.15 and reflects the return of a constant maturity 90-Day Treasury Bill.

6	Visit our website at www.jennisondryden.com

Investment Adviser’s Report

Conservative Allocation Fund Performance

The JennisonDryden Conservative Allocation Fund seeks to achieve returns higher than the customized benchmark described on the preceding page by investing in JennisonDryden mutual funds. Ibbotson Associates determines the long-term strategic allocations to the mutual funds it holds primarily by analyzing each fund’s characteristic exposure to different asset classes and investment styles. Quantitative Management Associates (QMA) oversees the day-to-day allocation with current market conditions and the tax sensitivity of the Fund’s investors in mind.

Over the past year, Ibbotson recommended several shifts in the allocation to the underlying mutual funds. The most significant was a reduction in the level of cash from 20% to 7%, primarily in favor of short-duration bonds, which was implemented in November 2005. Changes of this magnitude are likely to be infrequent. In May 2006, we shifted 2% of the target allocations from the Dryden International Equity Fund to the Jennison Value Fund. QMA phased in these changes primarily using cash flow to avoid significant tax consequences. The Fund’s holdings at the end of its fiscal year are listed on p. 23.

The Conservative Allocation Fund slightly underperformed its customized benchmark, which does not include the impact of mutual fund operating expenses, as well as the Lipper Mixed-Asset Target Allocation Moderate Funds Average, which does. The performance relative to the customized benchmark can be analyzed into two components:

•	Asset allocation decisions, which are a blend of Ibbotson’s longer-term strategic shifts and QMA’s shorter-term day-to-day management of the fund

•	Fund manager’s performance, which is how the underlying JennisonDryden mutual funds performed

Asset allocation decisions

During the reporting period, the key driver of performance was the Fund’s 40% target exposure to U.S. and international stocks. Relative to this target, it had a modest overweight in large-cap stocks through the Dryden Large-Cap Core Fund and the Dryden International Stock Fund. These tilts helped performance over the period.

Bond returns overall were modest, making a small positive contribution to the Fund’s total return. The reduction in cash allocation in favor of bonds, discussed above, had a neutral effect on the Fund during this reporting period. Over the long run, we expect the higher bond allocation to make a larger contribution to return than cash would have made.

JennisonDryden Asset Allocation Funds	7

Investment Adviser’s Report (continued)

Fund manager performance

On average, active management of the underlying mutual funds had a positive effect on returns. The most significant outperformers relative to their benchmarks were the U.S. Emerging Growth Fund, the Jennison 20/20 Focus Fund, and the Dryden Large-Cap Core Equity Fund. The only fund to underperform its benchmark was the Jennison Growth Fund. This performance drag was more than offset by the positive contributions of the other JennisonDryden funds relative to their benchmarks.

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Your Fund’s Performance

SEPTEMBER 30, 2006	ANNUAL REPORT

JennisonDryden Moderate Allocation Fund

Your Fund’s Performance

Fund objective

The investment objective of the JennisonDryden Moderate Allocation Fund (the Fund) is capital appreciation and a reasonable level of current income. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns as of 9/30/06
	One Year	Since Inception[1]
Class A	8.91%	25.25%
Class B	8.17	22.93
Class C	7.80	22.82
Class Z	8.83	25.85
S&P 500 Index[2]	10.78	24.12
Russell 1000 Index[3]	10.25	25.42
JDAA Moderate Customized Blend[4]	9.88	23.13
Lipper Mixed-Asset Target Allocation Growth Funds Avg.[5]	7.96	19.08

Average Annual Total Returns[6] as of 9/30/06
	One Year	Since Inception[1]
Class A	2.92%	6.96%
Class B	3.17	7.52
Class C	6.80	8.55
Class Z	8.83	9.61
S&P 500 Index[2]	10.78	9.03
Russell 1000 Index[3]	10.25	9.48
JDAA Moderate Customized Blend[4]	9.88	8.68
Lipper Mixed-Asset Target Allocation Growth Funds Avg.[5]	7.96	7.19

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

10	Visit our website at www.jennisondryden.com

Sources: Prudential Investments LLC, Lipper Inc., and Ibbotson Associates, Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date: 3/30/04. The Since Inception returns for the S&P 500 Index, Russell 1000 Index, JDAA Moderate Customized Blend and Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

3The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.

4The JennisonDryden Asset Allocation (JDAA) Moderate Customized Blend is a model portfolio consisting of the S&P 500 Index (8%), the S&P 500/Citigroup Growth Index (14%), the S&P 500/Citigroup Value Index (14%), the Russell 2500 Index (12%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (17%), the Lehman Brothers U.S. Corporate High Yield Index (5%), the Lehman Brothers Intermediate Government Index (15%), the Merrill Lynch (ML) 1-3 Year Corporate Index (10%), and the 90-Day Treasury Bill (5%). Each component of the JDAA Moderate Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Moderate Customized Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The JDAA Moderate Customized Blend does not reflect deductions for any sales charges, operating expenses of a mutual fund, or taxes.

5The Lipper Average represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. Funds in the Lipper Average have a primary objective to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%.

6The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the S&P 500 Index, Russell 1000 Index, and JDAA Moderate Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

JennisonDryden Asset Allocation Funds	11

Performance Target—JDAA Moderate Customized Blend

The JennisonDryden Moderate Allocation Fund seeks to beat a performance target—the JDAA Moderate Customized Blend—consisting of a weighted average return of nine securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2006, and their weightings in the JennisonDryden Moderate Customized Blend. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The JennisonDryden Moderate Allocation Fund seeks to beat this target by holding positions in specific JennisonDryden mutual funds. In response to market developments, the Fund’s investment adviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The S&P 500/Citigroup Value Index contains the market-weighted half of the S&P 500 Index with lower book-to-price ratios.

The S&P 500/Citigroup Growth Index contains the market-weighted half of the S&P 500 Index with higher book-to-price ratios.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

The Russell 2500 Index includes the smallest 2,500 securities in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the U.S. equity market.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Lehman Brothers Intermediate Government Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies with between 1 and less than 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, below-investment-grade debt securities with at least one year remaining to maturity. The Lehman Brothers U.S. Corporate High Yield Index gives a broad look at how high yield (“junk”) bonds have performed.

The Merrill Lynch 1-3 Year Corporate Index consists of fixed-rate, coupon-bearing corporate bonds with a maturity of one to three years and a rating of BBB/Baa3 and above.

The 90-Day Treasury Bill is derived from secondary market interest rates as published by the Federal Reserve Bank in release H.15 and reflects the return of a constant maturity 90-Day Treasury Bill.

12	Visit our website at www.jennisondryden.com

Investment Adviser’s Report

Moderate Allocation Fund Performance

The JennisonDryden Moderate Allocation Fund seeks to achieve returns higher than the customized benchmark represented on the preceding page by investing in JennisonDryden mutual funds. Ibbotson Associates determines the long-term strategic allocation to the mutual funds primarily by analyzing their characteristic exposure to different asset classes and investment styles. Quantitative Management Associates (QMA) oversees the day-to-day allocation with current market conditions and the tax sensitivity of the Fund’s investors in mind.

Over the past year, Ibbotson recommended several shifts in allocations to the underlying mutual funds. In November 2005, we increased the target for the Jennison Value Fund by 3% and decreased the target for the Jennison Equity Opportunity Fund by 3%. In May 2006, we further increased the target for the Jennison Value Fund by 4%. This was offset by reducing the targets for the Jennison Growth Fund by 1% and the Dryden International Equity Fund by 3%. The Fund’s holdings at the end of its fiscal year are listed on p. 25.

The Moderate Allocation Fund slightly underperformed its customized benchmark, which does not include the impact of mutual fund operating expenses. It outperformed the Lipper Mixed-Asset Target Allocation Growth Funds Average, which does include expenses. The performance relative to the customized benchmark can be analyzed into two components:

•	Asset allocation decisions, which are a blend of Ibbotson’s longer-term strategic shifts and QMA’s shorter-term day-to-day management of the Fund

•	Fund manager’s performance, which is how the underlying JennisonDryden mutual funds performed

Asset allocation decisions

During the reporting period, the key driver of performance was the Fund’s 65% target exposure to U.S. and international stocks. Relative to this target, it had a modest overweight in large-cap stocks through the Dryden Large-Cap Core Fund and the Dryden International Stock Fund. These tilts helped performance over the period.

Bond returns overall were modest, making a small positive contribution to the Fund’s total return.

Fund manager performance

On average, active management of the underlying mutual funds had a positive effect on returns. The most significant outperformers relative to their benchmarks were the Jennison U.S. Emerging Growth Fund, the Jennison 20/20 Focus Fund, and the Dryden Large-Cap Core Equity Fund. The only fund to underperform its benchmark was the Jennison Growth Fund. This performance drag was more than offset by the positive contributions of the other JennisonDryden funds relative to their benchmarks.

JennisonDryden Asset Allocation Funds	13

Your Fund’s Performance

SEPTEMBER 30, 2006	ANNUAL REPORT

JennisonDryden Growth Allocation Fund

Fund objective

The investment objective of the JennisonDryden Growth Allocation Fund (the Fund) is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns as of 9/30/06
	One Year	Since Inception[1]
Class A	10.61%	32.89%
Class B	9.95	30.62
Class C	9.68	30.52
Class Z	10.77	33.76
S&P 500 Index[2]	10.78	24.12
Russell 1000 Index[3]	10.25	25.42
JDAA Growth Customized Blend[4]	12.01	30.00
Lipper Multi-Cap Core Funds Avg.[5]	8.38	22.14

Average Annual Total Returns[6] as of 9/30/06
	One Year	Since Inception[1]
Class A	4.53%	9.52%
Class B	4.95	10.23
Class C	8.68	11.22
Class Z	10.77	12.31
S&P 500 Index[2]	10.78	9.03
Russell 1000 Index[3]	10.25	9.48
JDAA Growth Customized Blend[4]	12.01	11.07
Lipper Multi-Cap Core Funds Avg.[5]	8.38	8.26

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

JennisonDryden Asset Allocation Funds	15

Your Fund’s Performance

Sources: Prudential Investments LLC, Lipper Inc., and Ibbotson Associates, Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date: 3/30/04. The Since Inception returns for the S&P 500 Index, Russell 1000 Index, JDAA Growth Customized Blend, and Lipper Multi-Cap Core Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

3The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.

4The JennisonDryden Asset Allocation (JDAA) Growth Customized Blend is a model portfolio consisting of the S&P 500 Index (9%), the S&P 500/Citigroup Growth Index (18%), the S&P 500/Citigroup Value Index (18%), the Russell 2500 Index (20%), the MSCI EAFE Index (25%), the Lehman Brothers U.S. Corporate High Yield Index (2%), and the Lehman Brothers Intermediate Government Index (8%). Each component of the JDAA Growth Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Growth Customized Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The JDAA Growth Customized Blend does not reflect deductions for any sales charges, operating expenses of a mutual fund, or taxes.

5The Lipper Average represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index.

6The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the S&P 500 Index, Russell 1000 Index, and JDAA Growth Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Performance Target—JDAA Growth Customized Blend

The JennisonDryden Growth Allocation Fund seeks to exceed a performance target—the JDAA Growth Customized Blend—consisting of a weighted average return of seven securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2006, and their weightings in the JennisonDryden Growth Customized Blend. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The JennisonDryden Growth Allocation Fund seeks to exceed this target by holding positions in specific JennisonDryden mutual funds. In response to market developments, the Fund’s investment adviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The S&P 500/Citigroup Value Index contains the market-weighted half of the S&P 500 Index with lower book-to-price ratios.

The S&P 500/Citigroup Growth Index contains the market-weighted half of the S&P 500 Index with higher book-to-price ratios.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

The Russell 2500 Index includes the smallest 2,500 securities in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the U.S. equity market.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Lehman Brothers Intermediate Government Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies with between 1 and less than 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, below-investment-grade debt securities with at least one year remaining to maturity. The Lehman Brothers U.S. Corporate High Yield Index gives a broad look at how high yield (“junk”) bonds have performed.

JennisonDryden Asset Allocation Funds	17

Investment Adviser’s Report

Growth Allocation Fund Performance

The JennisonDryden Growth Allocation Fund seeks to achieve returns higher than the customized benchmark represented on the preceding page by investing in JennisonDryden mutual funds. Ibbotson Associates determines the long-term strategic allocation to the mutual funds primarily by analyzing their characteristic exposure to different asset classes and investment styles. Quantitative Management Associates (QMA) oversees the day-to-day allocation with current market conditions and the tax sensitivity of the Fund’s investors in mind.

Over the past year, Ibbotson recommended several shifts in the allocations to the underlying mutual funds. In November 2005, we increased the target for the Jennison Value Fund by 4% and decreased the target for the Jennison Equity Opportunity Fund by 4%. In May 2006, we further increased the target for the Jennison Value Fund by 5%. This was offset by reducing the targets for the Jennison Growth Fund by 2% and the Dryden International Equity Fund by 3%. The Fund’s holdings at the end of its fiscal year are listed on p. 27.

The Growth Allocation Fund underperformed its customized benchmark, which does not include the impact of mutual fund operating expenses. It outperformed the Lipper Multi-Cap Core Funds Average, which does include expenses. The performance relative to the customized benchmark can be analyzed into two components:

•	Asset allocation decisions, which are a blend of Ibbotson’s longer-term strategic shifts and QMA’s shorter-term day-to-day management of the fund

•	Fund manager’s performance, which is how the underlying JennisonDryden mutual funds performed

Asset allocation decisions

During the reporting period, the key driver of performance was the Fund’s 90% target exposure to U.S. and international equities. Relative to this target, it had a modest overweight in large-cap stocks through the Dryden Large-Cap Core Fund and the Dryden International Stock Fund. These tilts helped performance over the period.

Bond returns overall were modest, making a small positive contribution to the Fund’s total return.

Fund manager performance

On average, active management of the underlying mutual funds had a positive effect on returns. The most significant outperformers relative to their benchmarks were the U.S. Emerging Growth Fund, the Jennison 20/20 Focus Fund, and the Dryden Large-Cap Core Equity Fund. The only fund to underperform its benchmark was the Jennison Growth Fund. This performance drag was more than offset by the positive contributions of the other JennisonDryden funds relative to their benchmarks.

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Fees and Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2006, at the beginning of the period, and held through the six-month period ended September 30, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

JennisonDryden Asset Allocation Funds	19

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

JennisonDryden Conservative Allocation Fund		Beginning Account Value April 1, 2006	Ending Account Value September 30, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,023.20	0.79%	$4.01
	Hypothetical	$1,000.00	$1,021.31	0.79%	$4.00

Class B	Actual	$1,000.00	$1,020.30	1.54%	$7.80
	Hypothetical	$1,000.00	$1,017.55	1.54%	$7.79

Class C	Actual	$1,000.00	$1,019.30	1.54%	$7.80
	Hypothetical	$1,000.00	$1,017.55	1.54%	$7.79

Class Z	Actual	$1,000.00	$1,025.30	0.54%	$2.74
	Hypothetical	$1,000.00	$1,022.56	0.54%	$2.74

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JennisonDryden Moderate Allocation Fund		Beginning Account Value April 1, 2006	Ending Account Value September 30, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,019.20	0.77%	$3.90
	Hypothetical	$1,000.00	$1,021.21	0.77%	$3.90

Class B	Actual	$1,000.00	$1,015.90	1.52%	$7.68
	Hypothetical	$1,000.00	$1,017.45	1.52%	$7.69

Class C	Actual	$1,000.00	$1,014.20	1.52%	$7.67
	Hypothetical	$1,000.00	$1,017.45	1.52%	$7.69

Class Z	Actual	$1,000.00	$1,019.20	0.52%	$2.63
	Hypothetical	$1,000.00	$1,022.46	0.52%	$2.64

JennisonDryden Growth Allocation Fund		Beginning Account Value April 1, 2006	Ending Account Value September 30, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,001.50	0.78%	$3.91
	Hypothetical	$1,000.00	$1,021.16	0.78%	$3.95

Class B	Actual	$1,000.00	$996.59	1.53%	$7.66
	Hypothetical	$1,000.00	$1,017.40	1.53%	$7.74

Class C	Actual	$1,000.00	$995.79	1.53%	$7.65
	Hypothetical	$1,000.00	$1,017.40	1.53%	$7.74

Class Z	Actual	$1,000.00	$1,003.51	0.53%	$2.66
	Hypothetical	$1,000.00	$1,022.41	0.53%	$2.69

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2006, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2006 (to reflect the six-month period).

JennisonDryden Asset Allocation Funds	21

JennisonDryden Conservative Allocation Fund

Portfolio of Investments

as of September 30, 2006

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.6%

Affiliated Registered Investment Companies
Dryden Government Income Fund, Inc. (Class Z)	705,722	$6,196,240
Dryden High Yield Fund, Inc. (Class Z)	213,670	1,222,191
Dryden International Equity Fund (Class Z)	264,980	2,204,635
Dryden Large-Cap Core Equity Fund (Class Z)	101,273	1,292,249
Dryden Short-Term Corporate Bond Fund (Class Z)	455,124	4,919,894
Dryden Ultra Short Bond Fund (Class Z)	177,646	1,721,394
Jennison 20/20 Focus Fund (Class Z)	77,954	1,230,106
Jennison Equity Opportunity Fund (Class Z)	27,355	482,813
Jennison Growth Fund (Class Z)	122,919	1,997,429
Jennison U.S. Emerging Growth Fund, Inc. (Class Z)	22,739	490,484
Jennison Value Fund (Class Z)	112,732	2,475,597

Total long-term investments (cost $22,639,508)		24,233,032

SHORT-TERM INVESTMENT 2.1%

Affiliated Money Market Mutual Fund
Dryden Core Investment Fund - Taxable Money Market Series (cost $503,986; Note 3)	503,986	503,986

Total Investments(a) 101.7% (cost $23,143,494; Note 5)		24,737,018
Liabilities in excess of other assets (1.7%)		(423,973)

Net Assets 100.0%		$24,313,045

(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	23

JennisonDryden Conservative Allocation Fund

Portfolio of Investments

as of September 30, 2006 Cont’d.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2006 were as follows:

Short-Term Debt	27.3%
U.S. Government Debt	25.5
Large-Cap Core	10.4
Large-Cap Value	10.2
International	9.0
Large-Cap Growth	8.2
High Yield	5.0
Multi-Cap Value	2.0
Small/Mid-Cap Growth	2.0

99.6
Short-Term Investments	2.1
Liabilities in excess of other assets	(1.7)

100.0%

See Notes to Financial Statements.

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Jennison Dryden Moderate Allocation Fund

Portfolio of Investments

as of September 30, 2006

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 98.7%

Affiliated Registered Investment Companies
Dryden Government Income Fund, Inc. (Class Z)	1,125,968	$9,885,999
Dryden High Yield Fund, Inc. (Class Z)	490,458	2,805,420
Dryden International Equity Fund (Class Z)	1,334,876	11,106,169
Dryden Large-Cap Core Equity Fund (Class Z)	408,492	5,212,357
Dryden Short-Term Corporate Bond Fund, Inc. (Class Z)	794,467	8,588,184
Dryden Small-Cap Core Equity Fund, Inc. (Class Z)	111,515	2,108,755
Dryden Ultra Short Bond Fund (Class Z)	157,599	1,527,130
Jennison 20/20 Focus Fund (Class Z)	364,362	5,749,634
Jennison Equity Opportunity Fund (Class Z)	117,061	2,066,126
Jennison Growth Fund (Class Z)	521,954	8,481,756
Jennison U.S. Emerging Growth Fund, Inc. (Class Z)	69,600	1,501,266
Jennison Value Fund (Class Z)	523,237	11,490,290

Total long-term investments (cost $62,507,368)		70,523,086

SHORT-TERM INVESTMENT 1.9%

Affiliated Money Market Mutual Fund
Dryden Core Investment Fund - Taxable Money Market Series (cost $1,364,800; Note 3)	1,364,800	1,364,800

Total Investments(a) 100.6% (cost $63,872,168; Note 5)		71,887,886
Liabilities in excess of other assets (0.6%)		(458,609)

Net Assets 100.0%		$71,429,277

(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	25

Jennison Dryden Moderate Allocation Fund

Portfolio of Investments

as of September 30, 2006 Cont’d.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2006 was as follows:

Large-Cap Value	16.1%
International	15.5
Large-Cap Core	15.3
Short-Term Debt	14.2
Government Debt	13.8
Large-Cap Growth	11.9
High Yield	3.9
Small-Cap Core	3.0
Multi-Cap Value	2.9
Small/Mid-Cap Growth	2.1

98.7
Short-Term Investments	1.9
Liabilities in excess of other assets	(0.6)

100%

See Notes to Financial Statements.

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JennisonDryden Growth Allocation Fund

Portfolio of Investments

as of September 30, 2006

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 98.3%

Affiliated Registered Investment Companies
Dryden International Equity Fund (Class Z)	1,107,245	$9,212,280
Dryden Large-Cap Core Equity Fund (Class Z)	280,346	3,577,221
Dryden Small-Cap Core Equity Fund, Inc. (Class Z)	141,278	2,671,564
Dryden Total Return Bond Fund, Inc. (Class Z)	200,762	2,511,531
Jennison 20/20 Focus Fund (Class Z)	244,862	3,863,930
Jennison Equity Opportunity Fund (Class Z)	87,451	1,543,507
Jennison Growth Fund (Class Z)	379,733	6,170,657
Jennison U.S. Emerging Growth Fund, Inc. (Class Z)	70,917	1,529,671
Jennison Value Fund (Class Z)	316,916	6,959,469

Total long-term investments (cost $32,345,583)		38,039,830

SHORT-TERM INVESTMENT 1.5%

Affiliated Money Market Mutual Fund
Dryden Core Investment Fund - Taxable Money Market Series (cost $595,364; Note 3)	595,364	595,364

Total Investments(a) 99.8% (cost $32,940,947; Note 5)		38,635,194
Other assets in excess of liabilities 0.2%		64,153

Net Assets 100.0%		$38,699,347

(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	27

JennisonDryden Growth Allocation Fund

Portfolio of Investments

as of September 30, 2006 Cont’d.

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 2006 were as follows:

International	23.8%
Large-Cap Core	19.2
Large-Cap Value	18.0
Large-Cap Growth	15.9
Small-Cap Core	6.9
Multi-Sector Debt	6.5
Multi-Cap Value	4.0
Small/Mid-Cap Growth	4.0

98.3
Short-Term Investment	1.5
Other assets in excess of liabilities	0.2

100.0%

See Notes to Financial Statements.

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Financial Statements

SEPTEMBER 30, 2006	ANNUAL REPORT

JennisonDryden Asset Allocation Funds

Statement of Assets and Liabilities

as of September 30, 2006

JennisonDryden Conservative Allocation Fund
Assets
Affiliated investments, at value (cost $23,143,494)	$24,737,018
Receivable for Fund shares sold	65,365
Dividends receivable	14,654
Receivable due from manager	1,746

Total assets	24,818,783

Liabilities
Payable for Fund shares reacquired	302,179
Payable to custodian	125,000
Accrued expenses	58,156
Distribution fee payable	12,666
Transfer agent fee payable	7,070
Deferred directors’ fees	667

Total liabilities	505,738

Net Assets	$24,313,045

Net assets were comprised of:
Common stock, at par	$2,172
Paid-in capital in excess of par	22,414,031

22,416,203
Undistributed net investment income	99,188
Accumulated net realized gain on investment transactions	204,130
Net unrealized appreciation on investments	1,593,524

Net assets, September 30, 2006	$24,313,045

See Notes to Financial Statements.

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JennisonDryden Conservative Allocation Fund
Class A
Net asset value and redemption price per share
($11,278,471 ÷ 1,005,946 shares of common stock issued and outstanding)	$11.21
Maximum sales charge (5.50% of offering price)	.65

Maximum offering price to public	$11.86

Class B
Net asset value, offering price and redemption price per share
($9,949,881 ÷ 889,821 shares of common stock issued and outstanding)	$11.18

Class C
Net asset value, offering price and redemption price per share
($2,955,250 ÷ 264,273 shares of common stock issued and outstanding)	$11.18

Class Z
Net asset value, offering price and redemption price per share
($129,443 ÷ 11,510 shares of common stock issued and outstanding)	$11.25

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	31

Statement of Assets and Liabilities

as of September 30, 2006

JennisonDryden Moderate Allocation Fund
Assets
Affiliated investments, at value (cost $63,872,168)	$71,887,886
Receivable for Fund shares sold	183,816
Dividends receivable	25,446

Total assets	72,097,148

Liabilities
Payable to custodian	300,000
Payable for Fund shares reacquired	192,173
Accrued expenses	114,335
Distribution fee payable	37,921
Management fee payable	11,447
Transfer agent fee payable	11,326
Deferred directors’ fees	669

Total liabilities	667,871

Net Assets	$71,429,277

Net assets were comprised of:
Common stock, at par	$5,879
Paid-in capital in excess of par	62,320,347

62,326,226
Undistributed net investment income	198,727
Accumulated net realized gain on investment transactions	888,606
Net unrealized appreciation on investments	8,015,718

Net assets, September 30, 2006	$71,429,277

See Notes to Financial Statements.

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JennisonDryden Moderate Allocation Fund
Class A
Net asset value and redemption price per share
($30,263,389 ÷ 2,484,354 shares of common stock issued and outstanding)	$12.18
Maximum sales charge (5.50% of offering price)	.71

Maximum offering price to public	$12.89

Class B
Net asset value, offering price and redemption price per share
($31,076,688 ÷ 2,562,916 shares of common stock issued and outstanding)	$12.13

Class C
Net asset value, offering price and redemption price per share
($8,509,357 ÷ 702,333 shares of common stock issued and outstanding)	$12.12

Class Z
Net asset value, offering price and redemption price per share
($1,579,843 ÷ 129,579 shares of common stock issued and outstanding)	$12.19

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	33

Statement of Assets and Liabilities

as of September 30, 2006

JennisonDryden Growth Allocation Fund
Assets
Affiliated investments, at value (cost $32,940,947)	$38,635,194
Receivable for Fund shares sold	174,640
Dividends receivable	4,179
Prepaid expenses	84

Total assets	38,814,097

Liabilities
Payable to custodian	31,448
Payable for Fund shares reacquired	30,318
Transfer agent fee payable	25,453
Distribution fee payable	22,163
Management fee payable	3,407
Accrued expenses	1,294
Deferred directors’ fees	667

Total liabilities	114,750

Net Assets	$38,699,347

Net assets were comprised of:
Common stock, at par	$2,958
Paid-in capital in excess of par	32,659,589

32,662,547
Accumulated net investment loss	(667)
Accumulated net realized gain on investment transactions	343,220
Net unrealized appreciation on investments	5,694,247

Net assets, September 30, 2006	$38,699,347

See Notes to Financial Statements.

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JennisonDryden Growth Allocation Fund
Class A
Net asset value and redemption price per share
($13,666,105 ÷ 1,039,202 shares of common stock issued and outstanding)	$13.15
Maximum sales charge (5.50% of offering price)	.77

Maximum offering price to public	$13.92

Class B
Net asset value, offering price and redemption price per share
($19,061,842 ÷ 1,461,115 shares of common stock issued and outstanding)	$13.05

Class C
Net asset value, offering price and redemption price per share
($5,411,219 ÷ 414,838 shares of common stock issued and outstanding)	$13.04

Class Z
Net asset value, offering price and redemption price per share
($560,181 ÷ 42,502 shares of common stock issued and outstanding)	$13.18

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	35

Statement of Operations

Year Ended September 30, 2006

JennisonDryden Conservative Allocation Fund
Net Investment Income
Income
Affiliated dividend income	$601,028

Expenses
Management fee	39,521
Distribution fee—Class A	21,527
Distribution fee—Class B	90,067
Distribution fee—Class C	20,927
Custodian’s fees and expenses	52,000
Transfer agent’s fees and expenses (including affiliated expense of $17,100)	21,000
Audit fee	17,000
Reports to shareholders	15,000
Directors’ fees	10,000
Interest expense	4,668
Legal fees and expenses	4,000
Miscellaneous	1,695

Total expenses	297,405
Less: Expense subsidy (Note 2)	(61,319)

Net expenses	236,086

Net investment income	364,942

Net Realized And Unrealized Gain On Investments
Net realized gain on investment transactions	84,395
Net capital gain distributions received	162,542

246,937
Net change in unrealized appreciation on investments	624,474

Net gain on investments	871,411

Net Increase In Net Assets Resulting From Operations	$1,236,353

See Notes to Financial Statements.

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JennisonDryden Moderate Allocation Fund
Net Investment Income
Income
Affiliated dividend income	$1,114,168

Expenses
Management fee	120,159
Distribution fee—Class A	60,711
Distribution fee—Class B	277,597
Distribution fee—Class C	67,677
Transfer agent’s fees and expenses (including affiliated expense of $58,300)	71,000
Custodian’s fees and expenses	55,000
Reports to shareholders	21,000
Audit fee	17,000
Legal fees and expenses	12,000
Directors’ fees	12,000
Interest expense	7,000
Miscellaneous	7,391

Total expenses	728,535
Less: Expense subsidy (Note 2)	(15,232)

Net expenses	713,303

Net investment income	400,865

Net Realized And Unrealized Gain On Investments
Net realized gain on investment transactions	218,566
Net capital gain distributions received	938,218

1,156,784
Net change in unrealized appreciation on investments	3,083,882

Net gain on investments	4,240,666

Net Increase In Net Assets Resulting From Operations	$4,641,531

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	37

Statement of Operations

Year Ended September 30, 2006

JennisonDryden Growth Allocation Fund
Net Investment Loss
Income
Affiliated dividend income	$218,544

Expenses
Management fee	62,408
Distribution fee—Class A	26,198
Distribution fee—Class B	162,030
Distribution fee—Class C	38,600
Custodian’s fees and expenses	49,000
Transfer agent’s fees and expenses (including affiliated expense of $47,000)	47,000
Audit fee	16,000
Reports to shareholders	15,000
Legal fees and expenses	11,000
Directors’ fees	10,000
Interest expense	5,181
Miscellaneous	5,675

Total expenses	448,092
Less: Expense subsidy (Note 2)	(60,042)

Net expenses	388,050

Net investment loss	(169,506)

Net Realized And Unrealized Gain On Investments
Net realized gain on investment transactions	37,590
Net capital gain distributions received	552,048

589,638
Net change in unrealized appreciation on investments	2,322,871

Net gain on investments	2,912,509

Net Increase In Net Assets Resulting From Operations	$2,743,003

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	JennisonDryden Conservative Allocation Fund
	Year Ended September 30,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$364,942	$188,187
Net realized gain on investment transactions	246,937	48,938
Net change in unrealized appreciation on investments	624,474	927,770

Net increase in net assets resulting from operations	1,236,353	1,164,895

Dividends and distributions (Note 1)
Dividends from net investment income:
Class A	(180,971)	(75,002)
Class B	(127,739)	(78,279)
Class C	(28,564)	(19,723)
Class Z	(1,052)	(7,987)

	(338,326)	(180,991)

Distributions from net realized gains:
Class A	(27,631)	—
Class B	(30,267)	—
Class C	(6,401)	—
Class Z	(121)	—

	(64,420)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	11,515,312	8,484,987
Net asset value of shares issued in reinvestment of dividends and distributions	387,947	174,274
Cost of shares reacquired	(4,514,720)	(2,956,426)

Net increase in net assets from Fund share transactions	7,388,539	5,702,835

Total increase	8,222,146	6,686,739

Net Assets
Beginning of year	16,090,899	9,404,160

End of year(a)	$24,313,045	$16,090,899

(a) Includes undistributed net investment income of:	$99,188	$47,976

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	39

Statement of Changes in Net Assets

	JennisonDryden Moderate Allocation Fund
	Year Ended September 30,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$400,865	$242,322
Net realized gain on investment transactions	1,156,784	151,494
Net change in unrealized appreciation on investments	3,083,882	4,649,900

Net increase in net assets resulting from operations	4,641,531	5,043,716

Dividends and distributions (Note 1)
Dividends from net investment income:
Class A	(208,785)	(195,937)
Class B	(161,921)	(72,492)
Class C	(36,946)	(15,917)
Class Z	(7,211)	(9,550)

	(414,863)	(293,896)

Distributions from net realized gains:
Class A	(67,763)	—
Class B	(82,070)	—
Class C	(18,726)	—
Class Z	(2,101)	—

	(170,660)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	27,721,446	23,275,283
Net asset value of shares issued in reinvestment of dividends and distributions	569,814	285,069
Cost of shares reacquired	(10,097,650)	(5,948,117)

Net increase in net assets from Fund share transactions	18,193,610	17,612,235

Total increase	22,249,618	22,362,055

Net Assets
Beginning of year	49,179,659	26,817,604

End of year(a)	$71,429,277	$49,179,659

(a) Includes undistributed net investment income of:	$198,727	—

See Notes to Financial Statements.

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	JennisonDryden Growth Allocation Fund
	Year Ended September 30,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(169,506)	$(97,673)
Net realized gain on investment transactions	589,638	73,525
Net change in unrealized appreciation on investments	2,322,871	3,200,398

Net increase in net assets resulting from operations	2,743,003	3,176,250

Dividends and distributions (Note 1)
Dividends from net investment income:
Class A	(57,726)	(12,865)
Class Z	(4,348)	(1,361)

	(62,074)	(14,226)

Distributions from net realized gains:
Class A	(7,999)	—
Class B	(13,800)	—
Class C	(2,948)	—
Class Z	(440)	—

	(25,187)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	16,300,522	11,769,960
Net asset value of shares issued in reinvestment of dividends and distributions	86,831	14,127
Cost of shares reacquired	(4,658,142)	(2,627,612)

Net increase in net assets from Fund share transactions	11,729,211	9,156,475

Total increase	14,384,953	12,318,499

Net Assets
Beginning of year	24,314,394	11,995,895

End of year	$38,699,347	$24,314,394

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	41

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company was incorporated in Maryland on August 10, 1995 and consists of six series (“Fund” or “Funds”): Jennison Equity Opportunity Fund, Jennison Growth Fund, and Dryden Active Allocation Fund which are diversified funds and JennisonDryden Conservative Allocation Fund (“Conservative Allocation Portfolio”), JennisonDryden Moderate Allocation Fund (“Moderate Allocation Portfolio”) and JennisonDryden Growth Allocation Fund (“Growth Allocation Portfolio”) which are non-diversified. These financial statements relate to the Conservative Allocation Portfolio, Moderate Allocation Portfolio, and Growth Allocation Portfolio (collectively referred to as “Asset Allocation Portfolios”). The inception date of the Asset Allocation Portfolios was March 30, 2004.

The Conservative Allocation Portfolio’s investment objective is current income and a reasonable level of capital appreciation. The Moderate Allocation Portfolio’s investment objective is capital appreciation and a reasonable level of current income. The Growth Allocation Portfolio’s investment objective is long-term capital appreciation. Each Asset Allocation Portfolio seeks to achieve its objective by investing in a combination of mutual funds in the JennisonDryden mutual fund family (each, an underlying fund). Each portfolio in the Asset Allocation Portfolios is typically referred to as a “Fund of Funds” because it invests in other mutual funds. The Asset Allocation Portfolios may also invest directly in U.S. Government securities and money market instruments for cash management purposes or when assuming a defensive position.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Asset Allocation Portfolios in the preparation of their financial statements.

Securities Valuation: Investments in the underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day. Short-term investments maturing within sixty days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market value.

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Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis.

Net Investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends of net investment income will typically be distributed quarterly by the Conservative Allocation Portfolio, semi-annually by the Moderate Allocation Portfolio and annually by the Growth Allocation Portfolio. Each Asset Allocation Portfolio declares and pays its net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Company is treated as a separate taxpaying entity. It is each of the Asset Allocation Portfolios’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Asset Allocation Portfolios with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Asset Allocation Portfolios. In connection therewith, QMA is obligated to keep certain books

JennisonDryden Asset Allocation Funds	43

Notes to Financial Statements

Cont’d

and records of the Asset Allocation Portfolios. PI pays for the services of QMA, the compensation of officers of the Asset Allocation Portfolios, occupancy and certain clerical and bookkeeping costs of the Asset Allocation Portfolios. The Asset Allocation Portfolios bear all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .20 of 1% of each of the Asset Allocation Portfolios’ daily average net assets. The effective management fee rate was .20 of 1% of each of the Asset Allocation Portfolio’s daily average net assets.

The Asset Allocation Portfolios have a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Asset Allocation Portfolios. The Asset Allocation Portfolios compensate PIMS for distributing and servicing the Asset Allocation Portfolios’ Class A, B and C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Asset Allocation Portfolios.

Pursuant to the Class A, B and C Plans, the Asset Allocation Portfolios compensate PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PI has contractually agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees and underlying fund fees and expenses) of each class of shares of the Asset Allocation Portfolios to .50 of 1% of each Asset Allocation Portfolios’ average daily net assets for the year ended September 30, 2006.

PIMS has advised the Asset Allocation Portfolios of its receipt of front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2006. These amounts were approximately as follows:

Portfolio	Class A
Conservative Allocation Portfolio	$155,600
Moderate Allocation Portfolio	394,200
Growth Allocation Portfolio	229,700

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From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Asset Allocation Portfolios of its receipt of contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders for the year ended September 30, 2006. These amounts were approximately as follows:

Portfolio	Class B	Class C
Conservative Allocation Portfolio	$23,800	$1,200
Moderate Allocation Portfolio	68,900	1,000
Growth Allocation Portfolio	31,300	2,200

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Asset Allocation Portfolios, along with other affiliated registered investment companies (the “Portfolios”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Portfolios pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Portfolios paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out of pocket expenses paid to non-affiliates.

The Asset Allocation Portfolios pay networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. These amounts are included in the transfer agent fees and expenses in the Statement of Operations.

JennisonDryden Asset Allocation Funds	45

Notes to Financial Statements

Cont’d

The Asset Allocation Portfolios invest in the Taxable Money Market Series (the “Series”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities other than short-term investments, for the year ended September 30, 2006 were as follows:

Portfolios	Purchases	Sales
Conservative Allocation Portfolio	$11,280,028	$3,520,000
Moderate Allocation Portfolio	25,140,451	6,049,999
Growth Allocation Portfolio	14,356,819	2,415,000

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income or loss and accumulated net realized gains or losses on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income or loss and accumulated net realized gain or loss on investments. For the year ended September 30, 2006, the adjustments were as follows:

Portfolios	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital in Excess of Par
Conservative Allocation Portfolio(a)	$24,596	$(24,596)	—
Moderate Allocation Portfolio(a)	213,394	(213,394)	—
Growth Allocation Portfolio(a)(b)(c)	231,580	(231,580)	—

(a)	Reclassification of short-term capital gain from underlying funds to ordinary income.
(b)	Overdistribution of net investment income.
(c)	Reclass of net operating loss.

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For the year ended September 30, 2006, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Portfolios	Ordinary Income	Long-Term Capital Gains
Conservative Allocation Portfolio	$378,057	$24,689
Moderate Allocation Portfolio	488,662	96,861
Growth Allocation Portfolio	26,110	61,151

For the year ended September 30, 2005, the tax character of dividends paid as reflected in the Statement of Changes were as follows:

Portfolios	Ordinary Income	Long-Term Capital Gains
Conservative Allocation Portfolio	$180,991	—
Moderate Allocation Portfolio	293,896	—
Growth Allocation Portfolio	—	$14,226

As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

Portfolios	Accumulated Ordinary Income	Accumulated Long-Term Capital Gains
Conservative Allocation Portfolio	$218,585	$163,853
Moderate Allocation Portfolio	$450,024	$713,127
Growth Allocation Portfolio	—	409,857

The United States federal income tax basis and unrealized appreciation (depreciation) of the Asset Allocation Portfolios’ investments as of September 30, 2006 were as follows:

Portfolios	Tax Basis	Appreciation	(Depreciation)	Net Unrealized Appreciation
Conservative Allocation Portfolio	$23,221,947	$1,743,036	$(227,965)	$1,515,071
Moderate Allocation Portfolio	63,947,317	8,344,407	(403,838)	7,940,569
Growth Allocation Portfolio	33,007,584	5,651,775	(24,165)	5,627,610

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Note 6. Capital

The Company offers Class A, Class B, Class C and Class Z shares. There are 6.25 billion shares of $.001 par value of common stock of the Company authorized which are divided into six series and four classes, designated Class A, Class B, Class C and Class Z. Each class of par value shares represents an interest in the same assets of the

JennisonDryden Asset Allocation Funds	47

Notes to Financial Statements

Cont’d

Company and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or services fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. As of September 30, 2006 Prudential owned one share of Class A, B, C and Z shares of the Conservative Allocation Portfolio, Moderate Allocation Portfolio and Growth Allocation Portfolio.

Transactions in shares of common stock were as follows:

Conservative Allocation Portfolio:

Class A	Shares	Amount
Year ended September 30, 2006:
Shares sold	617,311	$6,751,175
Shares issued in reinvestment of dividends and distributions	18,449	199,385
Shares reacquired	(216,725)	(2,376,660)

Net increase (decrease) in shares outstanding before conversion	419,035	4,573,900
Shares issued upon conversion from Class B	36,813	404,048

Net increase (decrease) in shares outstanding	455,848	$4,977,948

Year ended September 30, 2005:
Shares sold	353,390	$3,671,482
Shares issued in reinvestment of dividends	6,995	71,997
Shares reacquired	(85,371)	(892,132)

Net increase (decrease) in shares outstanding before conversion	275,014	2,851,347
Shares issued upon conversion from Class B	20,682	216,784

Net increase (decrease) in shares outstanding	295,696	$3,068,131

Class B
Year ended September 30, 2006:
Shares sold	274,163	$2,996,190
Shares issued in reinvestment of dividends and distributions	14,236	153,720
Shares reacquired	(128,433)	(1,398,456)

Net increase (decrease) in shares outstanding before conversion	159,966	1,751,454
Shares reacquired upon conversion into Class A	(36,901)	(404,048)

Net increase (decrease) in shares outstanding	123,065	$1,347,406

Year ended September 30, 2005:
Shares sold	377,364	$3,890,082
Shares issued in reinvestment of dividends	7,348	75,589
Shares reacquired	(122,259)	(1,264,356)

Net increase (decrease) in shares outstanding before conversion	262,453	2,701,315
Shares reacquired upon conversion into Class A	(20,675)	(216,784)

Net increase (decrease) in shares outstanding	241,778	$2,484,531

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Class C	Shares	Amount
Year ended September 30, 2006:
Shares sold	152,820	$1,670,036
Shares issued in reinvestment of dividends and distributions	3,120	33,674
Shares reacquired	(66,503)	(725,315)

Net increase (decrease) in shares outstanding	89,437	$978,395

Year ended September 30, 2005:
Shares sold	78,760	$813,134
Shares issued in reinvestment of dividends	1,886	19,378
Shares reacquired	(34,247)	(359,975)

Net increase (decrease) in shares outstanding	46,399	$472,537

Class Z
Year ended September 30, 2006:
Shares sold	8,849	$97,911
Shares issued in reinvestment of dividends and distributions	108	1,168
Shares reacquired	(1,316)	(14,289)

Net increase (decrease) in shares outstanding	7,641	$84,790

Year ended September 30, 2005:
Shares sold	10,739	$110,289
Shares issued in reinvestment of dividends	715	7,310
Shares reacquired	(41,648)	(439,963)

Net increase (decrease) in shares outstanding	(30,194)	$(322,364)

Moderate Allocation Portfolio:

Class A
Year ended September 30, 2006:
Shares sold	1,084,434	$12,824,790
Shares issued in reinvestment of dividends and distributions	23,477	271,628
Shares reacquired	(409,965)	(4,829,548)

Net increase (decrease) in shares outstanding before conversion	697,946	8,266,870
Shares issued upon conversion from Class B	64,713	760,841

Net increase (decrease) in shares outstanding	762,659	$9,027,711

Year ended September 30, 2005:
Shares sold	906,006	$9,705,048
Shares issued in reinvestment of dividends and distributions	17,751	189,875
Shares reacquired	(289,689)	(3,082,653)

Net increase (decrease) in shares outstanding before conversion	634,068	6,812,270
Shares issued upon conversion from Class B	104,143	1,161,963

Net increase (decrease) in shares outstanding	738,211	$7,974,233

JennisonDryden Asset Allocation Funds	49

Notes to Financial Statements

Cont’d

Class B	Shares	Amount
Year ended September 30, 2006:
Shares sold	720,287	$8,498,646
Shares issued in reinvestment of dividends and distributions	20,646	239,078
Shares reacquired	(242,681)	(2,853,210)

Net increase (decrease) in shares outstanding before conversion	498,252	5,884,514
Shares reacquired upon conversion into Class A	(64,916)	(760,841)

Net increase (decrease) in shares outstanding	433,336	$5,123,673

Year ended September 30, 2005:
Shares sold	1,042,899	$11,059,577
Shares issued in reinvestment of dividends and distributions	6,621	70,951
Shares reacquired	(130,084)	(1,396,501)

Net increase (decrease) in shares outstanding before conversion	919,436	9,734,027
Shares reacquired upon conversion into Class A	(104,192)	(1,161,963)

Net increase (decrease) in shares outstanding	815,244	$8,572,064

Class C
Year ended September 30, 2006:
Shares sold	384,579	$4,504,346
Shares issued in reinvestment of dividends and distributions	4,297	49,798
Shares reacquired	(126,496)	(1,481,714)

Net increase (decrease) in shares outstanding	262,380	$3,072,430

Year ended September 30, 2005:
Shares sold	189,124	$2,014,210
Shares issued in reinvestment of dividends and distributions	1,371	14,696
Shares reacquired	(76,011)	(822,953)

Net increase (decrease) in shares outstanding	114,484	$1,205,953

Class Z
Year ended September 30, 2006:
Shares sold	162,361	$1,893,664
Shares issued in reinvestment of dividends and distributions	805	9,310
Shares reacquired	(78,762)	(933,178)

Net increase (decrease) in shares outstanding	84,404	$969,796

Year ended September 30, 2005:
Shares sold	45,495	$496,448
Shares issued in reinvestment of dividends and distributions	894	9,547
Shares reacquired	(59,011)	(646,010)

Net increase (decrease) in shares outstanding	(12,622)	$(140,015)

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Growth Allocation Portfolio:

Class A	Shares	Amount
Year ended September 30, 2006:
Shares sold	508,758	$6,466,794
Shares issued in reinvestment of dividends and distributions	5,271	65,520
Shares reacquired	(132,522)	(1,675,946)

Net increase (decrease) in shares outstanding before conversion	381,507	4,856,368
Shares issued upon conversion from Class B	26,161	329,258

Net increase (decrease) in shares outstanding	407,668	$5,185,626

Year ended September 30, 2005:
Shares sold	360,877	$4,013,397
Shares issued in reinvestment of dividends and distributions	1,162	12,767
Shares reacquired	(100,242)	(1,115,594)

Net increase (decrease) in shares outstanding before conversion	261,797	2,910,570
Shares issued upon conversion from Class B	28,072	324,169

Net increase (decrease) in shares outstanding	289,869	$3,234,739

Class B
Year ended September 30, 2006:
Shares sold	455,501	$5,757,383
Shares issued in reinvestment of dividends and distributions	1,100	13,633
Shares reacquired	(108,139)	(1,334,914)

Net increase (decrease) in shares outstanding before conversion	348,462	4,436,102
Shares issued upon conversion from Class A	(26,328)	(329,258)

Net increase (decrease) in shares outstanding	322,134	$4,106,844

Year ended September 30, 2005:
Shares sold	592,445	$6,441,264
Shares reacquired	(85,297)	(939,164)

Net increase (decrease) in shares outstanding before conversion	507,148	5,502,100
Shares reacquired upon conversion into Class A	(28,253)	(324,169)

Net increase (decrease) in shares outstanding	478,895	$5,177,931

Class C
Year ended September 30, 2006:
Shares sold	237,998	$3,001,021
Shares issued in reinvestment of dividends and distributions	233	2,891
Shares reacquired	(54,010)	(674,864)

Net increase (decrease) in shares outstanding	184,221	$2,329,048

Year ended September 30, 2005:
Shares sold	104,646	$1,149,304
Shares reacquired	(45,540)	(508,713)

Net increase (decrease) in shares outstanding	59,106	$640,591

JennisonDryden Asset Allocation Funds	51

Notes to Financial Statements

Cont’d

Class Z	Shares	Amount
Year ended September 30, 2006:
Shares sold	81,897	$1,075,324
Shares issued in reinvestment of dividends and distributions	385	4,787
Shares reacquired	(76,672)	(972,418)

Net increase (decrease) in shares outstanding	5,610	$107,693

Year ended September 30, 2005:
Shares sold	14,879	$165,995
Shares issued in reinvestment of dividends and distributions	124	1,360
Shares reacquired	(5,890)	(64,141)

Net increase (decrease) in shares outstanding	9,113	$103,214

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and interim periods within those fiscal years and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

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Financial Highlights

SEPTEMBER 30, 2006	ANNUAL REPORT

JennisonDryden Asset Allocation Funds

Financial Highlights

	JennisonDryden Conservative Allocation Fund Class A
	Year Ended September 30,		March 30, 2004(b) Through September 30, 2004
	2006	2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.78	$10.01	$10.00

Income (loss) from investment operations:
Net investment income	.25	.20	.05
Net realized and unrealized gain (loss) on investment transactions	.46	.78	(.04)

Total from investment operations	.71	.98	.01

Less Dividends and Distributions:
Dividends from net investment income	(.24)	(.21)	—
Distributions from net realized gains	(.04)	—	—

Total dividends and distributions	(.28)	(.21)	—

Net asset value, end of period	$11.21	$10.78	$10.01

Total Return(c):	6.71%	9.92%	.10%
Ratios/Supplemental Data:
Net assets, end of period (000)	$11,278	$5,929	$2,548
Average net assets (000)	$8,611	$4,136	$1,535
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	.77%	.75%	.75	%(f)
Expenses, excluding distribution and service (12b-1) fees	.52%	.50%	.50	%(f)
Net investment income	2.26%	1.89%	1.69	%(f)
For Class A, B, C and Z shares:
Portfolio turnover rate	18%	11%	3	%(g)

(a)	Calculated based upon average shares outstanding during the period.
(b)	Inception date of Class A shares.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.08%, 1.20%, and 6.16%, for the year ended September 30, 2006, the year ended September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been 1.95%, 1.49%, and (5.25)%, for the year ended September 30, 2006, the year ended September 30, 2005 and the period ended September 30, 2004, respectively.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.

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	JennisonDryden Conservative Allocation Fund Class B
	Year Ended September 30,		March 30, 2004(b) Through September 30, 2004
	2006	2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.75	$9.97	$10.00

Income (loss) from investment operations:
Net investment income	.16	.12	.03
Net realized and unrealized gain (loss) on investment transactions	.47	.78	(.06)

Total from investment operations	.63	.90	(.03)

Less Dividends and Distributions:
Dividends from net investment income	(.16)	(.12)	—
Distributions from net realized gains	(.04)	—	—

Total dividends and distributions	(.20)	(.12)	—

Net asset value, end of period	$11.18	$10.75	$9.97

Total Return(c):	5.91%	9.11%	(.30)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$9,950	$8,241	$5,234
Average net assets (000)	$9,007	$7,032	$3,253
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.52%	1.50%	1.50	%(e)
Expenses, excluding distribution and service (12b-1) fees	.52%	.50%	.50	%(e)
Net investment income	1.52%	1.18%	.93	%(e)

(a)	Calculated based upon average shares outstanding during the period.
(b)	Inception date of Class B shares.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.83%, 1.95% and 6.91%, for the year ended September 30, 2006, the year ended September 30, 2005 and period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been 1.21%, .71% and (6.02)%, for the year ended September 30, 2006, the year ended September 30, 2005 and period ended September 30, 2004, respectively.
(e)	Annualized.

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	55

Financial Highlights

Cont’d

	JennisonDryden Conservative Allocation Fund Class C
	Year Ended September 30,		March 30, 2004(b) Through September 30, 2004
	2006	2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.75	$9.97	$10.00

Income (loss) from investment operations:
Net investment income	.16	.12	.03
Net realized and unrealized gain (loss) on investment transactions	.47	.78	(.06)

Total from investment operations	.63	.90	(.03)

Less Dividends and Distributions:
Dividends from net investment income	(.16)	(.12)	—
Distributions from net realized gains	(.04)	—	—

Total dividends and distributions	(.20)	(.12)	—

Net asset value, end of period	$11.18	$10.75	$9.97

Total Return(c):	5.91%	9.11%	(.30)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,955	$1,879	$1,281
Average net assets (000)	$2,093	$1,737	$983
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.52%	1.50%	1.50	%(e)
Expenses, excluding distribution and service (12b-1) fees	.52%	.50%	.50	%(e)
Net investment income	1.53%	1.17%	.91	%(e)

(a)	Calculated based upon average shares outstanding during the period.
(b)	Inception date of Class C shares.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.83%, 1.95% and 6.91%, for the year ended September 30, 2006, the year ended September 30, 2005 and period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been 1.21%, .69% and (6.02)%, for year ended September 30, 2006, the year ended September 30, 2005 and period ended September 30, 2004, respectively.
(e)	Annualized.

See Notes to Financial Statements.

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	JennisonDryden Conservative Allocation Fund Class Z
	Year Ended September 30,		March 30, 2004(b) Through September 30, 2004
	2006	2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.80	$10.03	$10.00

Income (loss) from investment operations:
Net investment income	.27	.24	.09
Net realized and unrealized gain (loss) on investment transactions	.49	.77	(.06)

Total from investment operations	.76	1.01	.03

Less Dividends and Distributions:
Dividends from net investment income	(.27)	(.24)	—
Distributions from net realized gains	(.04)	—	—

Total dividends and distributions	(.31)	(.24)	—

Net asset value, end of period	$11.25	$10.80	$10.03

Total Return(c):	7.05%	10.18%	.30%
Ratios/Supplemental Data:
Net assets, end of period (000)	$129	$42	$342
Average net assets (000)	$50	$311	$312
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.52%	.50%	.50	%(e)
Expenses, excluding distribution and service (12b-1) fees	.52%	.50%	.50	%(e)
Net investment income	2.60%	2.27%	1.90	%(e)

(a)	Calculated based upon average shares outstanding during the period.
(b)	Inception date of Class Z shares.
(c)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .83%, .95% and 5.91%, for the year ended September 30, 2006, the year ended September 30, 2005 and period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been 2.29%, 1.63% and (5.00)%, for the year ended September 30, 2006, the year ended September 30, 2005 and period ended September 30, 2004, respectively.
(e)	Annualized.

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	57

Financial Highlights

Cont’d

	JennisonDryden Moderate Allocation Fund Class A
	Year Ended September 30,		March 30, 2004(a)(b) Through September 30, 2004
	2006	2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.34	$10.03	$10.00

Income (loss) from investment operations:
Net investment income	.14	.13	.04
Net realized and unrealized gain (loss) on investment transactions	.85	1.34	(.01)

Total from investment operations	.99	1.47	.03

Less Dividends and Distributions:
Dividends from net investment income	(.11)	(.16)	—
Distributions from net realized gains	(.04)	—	—

Total dividends and distributions	(.15)	(.16)	—

Net asset value, end of period	$12.18	$11.34	$10.03

Total Return(c):	8.91%	14.77%	.30%
Ratios/Supplemental Data:
Net assets, end of period (000)	$30,263	$19,532	$9,863
Average net assets (000)	$24,284	$14,172	$5,632
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	.76%	.75%	.75	%(f)
Expenses, excluding distribution and service (12b-1) fees	.51%	.50%	.50	%(f)
Net investment income	1.09%	1.08%	.74	%(f)
For Class A, B, C and Z shares:
Portfolio turnover rate	10%	5%	6	%(g)

(a)	Inception date of Class A shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .79%, .88% and 2.61%, for year ended September 30, 2006, the year ended September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been 1.06%, .95% and (1.07)%, for the year ended September 30, 2006, the year ended September 30, 2005 and the period ended September 30, 2004, respectively.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.

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	JennisonDryden Moderate Allocation Fund Class B
	Year Ended September 30,		March 30, 2004(a)(b) Through September 30, 2004
	2006	2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.34	$9.99	$10.00

Income (loss) from investment operations:
Net investment income	.05	.04	—	(c)
Net realized and unrealized gain (loss) on investment transactions	.85	1.35	(.01)

Total from investment operations	.90	1.39	(.01)

Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.04)	—
Distributions from net realized gains	(.04)	—	—

Total dividends and distributions	(.11)	(.04)	—

Net asset value, end of period	$12.13	$11.34	$9.99

Total Return(d):	8.17%	13.95%	(.10)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$31,077	$24,146	$13,124
Average net assets (000)	$27,760	$19,913	$7,614
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.51%	1.50%	1.50	%(f)
Expenses, excluding distribution and service (12b-1) fees	.51%	.50%	.50	%(f)
Net investment income	.35%	.33%	—	(f)(g)

(a)	Inception date of Class B shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Less than $.005 per share.
(d)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(e)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.54%, 1.63% and 3.36%, for the year ended September 30, 2006, the year ended September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been .32%, .20% and (1.84)%, for the year ended September 30, 2006, the year ended September 30, 2005 and the period ended September 30, 2004, respectively.
(f)	Annualized.
(g)	Less than .005%.

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	59

Financial Highlights

Cont’d

	JennisonDryden Moderate Allocation Fund Class C
	Year Ended September 30,		March 30, 2004(a)(b) Through September 30, 2004
	2006	2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.34	$9.99	$10.00

Income (loss) from investment operations:
Net investment income	.05	.04	—	(c)
Net realized and unrealized gain (loss) on investment transactions	.84	1.35	(.01)

Total from investment operations	.89	1.39	(.01)

Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.04)	—
Distributions from net realized gains	(.04)	—	—

Total dividends and distributions	(.11)	(.04)	—

Net asset value, end of period	$12.12	$11.34	$9.99

Total Return(d):	7.80%	14.05%	(.10)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$8,509	$4,989	$3,250
Average net assets (000)	$6,768	$4,321	$2,407
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.51%	1.50%	1.50	%(f)
Expenses, excluding distribution and service (12b-1) fees	.51%	.50%	.50	%(f)
Net investment income (loss)	.33%	.35%	(.02	)%(f)

(a)	Inception date of Class C shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Less than $.005 per share.
(d)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(e)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.54%, 1.63% and 3.36%, for the year September 30, 2006, the year ended September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been .30%, .21% and (2.02)%, for year ended September 30, 2006, the year ended September 30, 2005 and the period ended September 30, 2004, respectively.
(f)	Annualized.

See Notes to Financial Statements.

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	JennisonDryden Moderate Allocation Fund Class Z
	Year Ended September 30,		March 30, 2004(a)(b) Through September 30, 2004
	2006	2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.36	$10.04	$10.00

Income (loss) from investment operations:
Net investment income	.17	.18	.05
Net realized and unrealized gain (loss) on investment transactions	.82	1.33	(.01)

Total from investment operations	.99	1.51	.04

Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.19)	—
Distributions from net realized gains	(.04)	—	—

Total dividends and distributions	(.16)	(.19)	—

Net asset value, end of period	$12.19	$11.36	$10.04

Total Return(c):	8.83%	15.18%	.40%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,580	$513	$580
Average net assets (000)	$1,268	$600	$497
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.51%	.50%	.50	%(e)
Expenses, excluding distribution and service (12b-1) fees	.51%	.50%	.50	%(e)
Net investment income	1.26%	1.43%	.97	%(e)

(a)	Inception date of Class Z shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .54%, .63% and 2.36%, for the year ended September 30, 2006, the year ended September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been 1.23%, 1.28% and (1.17)%, for the year ended September 30, 2006, the year ended September 30, 2005 and the period ended September 30, 2004, respectively.
(e)	Annualized.

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	61

Financial Highlights

Cont’d

	JennisonDryden Growth Allocation Fund Class A
	Year Ended September 30,		March 30, 2004(a)(b) Through September 30, 2004
	2006	2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.99	$10.01	$10.00

Income (loss) from investment operations:
Net investment income (loss)	.01	.01	(.02)
Net realized and unrealized gain on investment transactions	1.24	2.00	.03

Total from investment operations	1.25	2.01	.01

Less Dividends and Distributions:
Dividends from net investment income	(.08)	(.03)	—
Distributions from net realized gains	(.01)	—	—

Total dividends and distributions	(.09)	(.03)	—

Net asset value, end of period	$13.15	$11.99	$10.01

Total Return(c):	10.61%	20.02%	.10%
Ratios/Supplemental Data:
Net assets, end of period (000)	$13,666	$7,573	$3,421
Average net assets (000)	$10,479	$5,125	$2,226
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	.77%	.75%	.75	%(f)
Expenses, excluding distribution and service (12b-1) fees	.52%	.50%	.50	%(f)
Net investment loss	(.08)%	(.02)%	(.40	)%(f)
For Class A, B, C and Z shares:
Portfolio turnover rate	8%	6%	6	%(g)

(a)	Inception date of Class A shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .96%, 1.20% and 4.82%, for the years ended September 30, 2006 and September 30, 2005 and for the period ended September 30, 2004, respectively. The investment loss ratios would have been (.27)%, (.47)% and (4.51)%, for the years ended September 30, 2006 and September 30, 2005 and for the period ended September 30, 2004, respectively.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.

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	JennisonDryden Growth Allocation Fund Class B
	Year Ended September 30,		March 30, 2004(a)(b) Through September 30, 2004
	2006	2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.90	$9.98	$10.00

Income (loss) from investment operations:
Net investment loss	(.08)	(.07)	(.06)
Net realized and unrealized gain on investment transactions	1.24	1.99	.04

Total from investment operations	1.16	1.92	(.02)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—
Distributions from net realized gains	(.01)	—	—

Total dividends and distributions	(.01)	—	—

Net asset value, end of period	$13.05	$11.90	$9.98

Total Return(c):	9.95%	19.04%	(.20)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$19,062	$13,552	$6,585
Average net assets (000)	$16,203	$10,343	$3,987
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.52%	1.50%	1.50	%(e)
Expenses, excluding distribution and service (12b-1) fees	.52%	.50%	.50	%(e)
Net investment loss	(.80)%	(.80)%	(1.15	)%(e)

(a)	Inception date of Class B shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.71%, 1.95% and 5.57%, for the years ended September 30, 2006 and September 30, 2005 and for the period ended September 30, 2004, respectively. The investment loss ratios would have been (.99)%, (1.25)% and (5.09)%, for the years ended September 30, 2006 and September 30, 2005 and for the period ended September 30, 2004, respectively.
(e)	Annualized.

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	63

Financial Highlights

Cont’d

	JennisonDryden Growth Allocation Fund Class C
	Year Ended September 30,		March 30, 2004(a)(b) Through September 30, 2004
	2006	2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.91	$9.98	$10.00

Income (loss) from investment operations:
Net investment loss	(.07)	(.07)	(.06)
Net realized and unrealized gain on investment transactions	1.21	2.00	.04

Total from investment operations	1.14	1.93	(.02)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—
Distributions from net realized gains	(.01)	—	—

Total dividends and distributions	(.01)	—	—

Net asset value, end of period	$13.04	$11.91	$9.98

Total Return(c):	9.68%	19.24%	(.20)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$5,411	$2,746	$1,711
Average net assets (000)	$3,860	$2,268	$1,282
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.52%	1.50%	1.50	%(e)
Expenses, excluding distribution and service (12b-1) fees	.52%	.50%	.50	%(e)
Net investment loss	(.83)%	(.74)%	(1.14	)%(e)

(a)	Inception date of Class C shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.71%, 1.95% and 5.57%, for the years ended September 30, 2006 and September 30, 2005 and for the period ended September 30, 2004, respectively. The investment loss ratios would have been (1.02)%, (1.22)% and (5.46)%, for the years ended September 30, 2006 and September 30, 2005 and for the period ended September 30, 2004, respectively.
(e)	Annualized.

See Notes to Financial Statements.

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	JennisonDryden Growth Allocation Fund Class Z
	Year Ended September 30,		March 30, 2004(a)(b) Through September 30, 2004
	2006	2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.02	$10.03	$10.00

Income (loss) from investment operations:
Net investment income (loss)	.02	.04	(.01)
Net realized and unrealized gain on investment transactions	1.27	2.00	.04

Total from investment operations	1.29	2.04	.03

Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.05)	—
Distributions from net realized gains	(.01)	—	—

Total dividends and distributions	(.13)	(.05)	—

Net asset value, end of period	$13.18	$12.02	$10.03

Total Return(c):	10.77%	20.40%	.30%
Ratios/Supplemental Data:
Net assets, end of period (000)	$560	$443	$279
Average net assets (000)	$662	$329	$237
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.52%	.50%	.50	%(e)
Expenses, excluding distribution and service (12b-1) fees	.52%	.50%	.50	%(e)
Net investment income (loss)	.07%	.28%	(.14	)%(e)

(a)	Inception date of Class Z shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .71%, .95% and 4.57%, for the years ended September 30, 2006 and September 30, 2005 and for the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been (.12)%, (.19)% and (4.67)%, for the years ended September 30, 2006 and September 30, 2005 and for the period ended September 30, 2004, respectively.
(e)	Annualized.

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	65

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of

The Prudential Investment Portfolios, Inc.—JennisonDryden Asset Allocation Funds:

We have audited the accompanying statements of assets and liabilities of The Prudential Investment Portfolios, Inc.—JennisonDryden Asset Allocation Funds (comprised of JennisonDryden Conservative Allocation Fund, JennisonDryden Moderate Allocation Fund and JennisonDryden Growth Allocation Fund, hereafter referred to as the “Funds”), including the portfolios of investments, as of September 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from March 30, 2004 (commencement of operations) to September 30, 2004. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2006, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from March 30, 2004 to September 30, 2004, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2006

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (September 30, 2006) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended September 30, 2006, dividends and distributions paid from net investment income and long-term capital gains for Class A, B, C and Z shares were as follows:

JennisonDryden Conservative Allocation Fund	Ordinary Income	Long-Term Capital Gains	Total
Class A	$0.265	$0.015	$0.280
Class B	$0.182	$0.015	$0.197
Class C	$0.182	$0.015	$0.197
Class Z	$0.291	$0.015	$0.306

JennisonDryden Moderate Allocation Fund	Ordinary Income	Long-Term Capital Gains	Total
Class A	$0.130	$0.021	$0.151
Class B	$0.089	$0.021	$0.110
Class C	$0.089	$0.021	$0.110
Class Z	$0.143	$0.021	$0.164

JennisonDryden Growth Allocation Fund	Ordinary Income	Long-Term Capital Gains	Total
Class A	$0.084	$0.012	$0.096
Class B	—	$0.012	$0.012
Class C	—	$0.012	$0.012
Class Z	$0.115	$0.012	$0.127

For federal income tax purposes, ordinary income dividends and short-term capital gain distributions are taxable as ordinary income. Long-term capital gains distributions are taxable as capital gains income.

We wish to advise you that JennisonDryden Asset Allocation Funds paid ordinary income dividends in the fiscal year ended September 30, 2006 that qualified for corporate dividend received deduction available to corporate taxpayers:

JennisonDryden Conservative Allocation Fund	8.46%
JennisonDryden Moderate Allocation Fund	23.19%
JennisonDryden Growth Allocation Fund	100.00%

JennisonDryden Asset Allocation Funds	67

Federal Income Tax Information

(Unaudited) Cont’d

Only funds that invest in U.S. equity securities are entitled to pass through corporate dividends received deduction.

For the fiscal year ended September 30, 2006, JennisonDryden Asset Allocation Funds designated dividend income for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003 as follows:

JennisonDryden Conservative Allocation Fund	5.90%
JennisonDryden Moderate Allocation Fund	26.02%
JennisonDryden Growth Allocation Fund	100.00%

Further, JennisonDryden Asset Allocation Funds intend to designate ordinary income dividends as qualified interest income under The American Creation Act of 2004 as follows:

JennisonDryden Conservative Allocation Fund	76.87%
JennisonDryden Moderate Allocation Fund	93.02%
JennisonDryden Growth Allocation Fund	100.00%

In January 2007, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2006.

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Management of the Fund

(Unaudited)

Information pertaining to the Directors of The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds (“the Funds”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (54), Director since 2005(3) Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Director since 2004(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Director since 2004(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Director since 2004(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Director since 2004(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 2004(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

JennisonDryden Asset Allocation Funds	69

Management of the Fund

(Unaudited) Cont’d

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Stephen G. Stoneburn (63), Director since 2004(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 2004(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (58), President since 2003 and Director since 2004(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (59), Vice President and Director since 2004(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

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Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 2004(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Andrew R. French (43), Assistant Secretary since October 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer since October 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

JennisonDryden Asset Allocation Funds	71

Management of the Fund

(Unaudited) Cont’d

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	”Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Director and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

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Approval of Advisory Agreements

The Board of Directors (the “Board”) of The Prudential Investment Portfolios, Inc. oversees the management of the JennisonDryden Asset Allocation Funds (the “Funds”), which consist of JennisonDryden Conservative Allocation Fund (“Conservative Allocation Fund”), JennisonDryden Moderate Allocation Fund (“Moderate Allocation Fund”), and JennisonDryden Growth Allocation Fund (“Growth Allocation Fund”), and, as required by law, determine annually whether to renew each Fund’s management agreement with Prudential Investments LLC (“PI”) and each Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders. In their deliberations, the Directors did not identify any single factor that was dispositive and each Director attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Directors determined that the overall arrangements between each Fund and PI, which serves as each Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as each Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in

JennisonDryden Asset Allocation Funds

Approval of Advisory Agreements (continued)

light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Funds by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Funds, as well as the provision of fund recordkeeping, compliance, and other services to the Funds. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of each Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and QMA. The Board also noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer (“CCO”) as to each of PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to each Fund by QMA, and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of the Funds

The Board received and considered information about each Fund’s historical performance. The Board noted that Conservative Allocation Fund achieved

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performance that was in the second quartile over the one-year period ending December 31 in relation to the group of comparable funds in a Peer Universe. The Board noted that Moderate Allocation Fund achieved performance that was in the first quartile over the one-year period ending December 31 in relation to the group of comparable funds in a Peer Universe. The Board further noted that Growth Allocation Fund achieved performance that was in the first quartile during the one-year period ending December 31 in relation to the group of comparable funds in a Peer Universe.

The Board also noted that each of the Funds had outperformed against its benchmark index during the same time periods.

The Board concluded that each Fund’s performance was satisfactory.

Fees and Expenses

The Board considered the management fee for each Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

Each Fund’s actual management fee of 0.00% ranked in the first quartile in its Peer Group. The management fee of 0.00% reflects the fact that each Fund receives a fee waiver, expense cap or expense subsidy that exceeds each Fund’s management fee. The Board accepted PI’s recommendation to continue the existing contractual cap on expenses of 0.50% (exclusive of 12b-1 fees and certain other fees).

The Board concluded that the management and subadvisory fees were reasonable.

The Board further noted that during 2005 and continuing through 2006, several initiatives had commenced which, when fully implemented, were expected to result in cost savings and expense reductions for the Funds.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Funds’ investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded

JennisonDryden Asset Allocation Funds

Approval of Advisory Agreements (continued)

that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for each Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as each Fund’s assets grow beyond current levels. In light of each Fund’s current size and expense structure, the Board concluded that the absence of breakpoints in each Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Funds. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Funds’ transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with each Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

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JennisonDryden Conservative Allocation Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/06
	One Year	Since Inception
Class A	0.84%	4.24%
Class B	0.91	4.71
Class C	4.91	5.82
Class Z	7.05	6.98

Average Annual Total Returns (Without Sales Charges) as of 9/30/06
	One Year	Since Inception
Class A	6.71%	6.62%
Class B	5.91	5.82
Class C	5.91	5.82
Class Z	7.05	6.98

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Visit our website at www.jennisondryden.com

Sources: Prudential Investments LLC, Lipper Inc., and Ibbotson Associates, Inc.

Inception date: 3/30/04.

The graph compares a $10,000 investment in the JennisonDryden Conservative Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), the Russell 1000 Index, and the JennisonDryden Asset Allocation (JDAA) Conservative Customized Blend by portraying the initial account values at the inception of Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2006) as measured on a quarterly basis. The S&P 500 Index, Russell 1000 Index, and JDAA Conservative Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2006, the returns shown in the graph would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. The JDAA Conservative Customized Blend is a model portfolio consisting of the S&P 500 Index (5%), the S&P 500/Citigroup Growth Index (8%), the S&P 500/Citigroup Value Index (11%), the Russell 2500 Index (6%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (10%), the Lehman Brothers U.S. Corporate High Yield Index (4%), the Lehman Brothers Intermediate Government Index (20%), the Merrill Lynch (ML) 1-3 Year Corporate Index (16%), and the 90-Day Treasury Bill (20%). Each component of the JDAA Conservative Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Conservative Customized Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of balanced/allocation stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

JennisonDryden Asset Allocation Funds

JennisonDryden Moderate Allocation Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/06
	One Year	Since Inception
Class A	2.92%	6.96%
Class B	3.17	7.52
Class C	6.80	8.55
Class Z	8.83	9.61

Average Annual Total Returns (Without Sales Charges) as of 9/30/06
	One Year	Since Inception
Class A	8.91%	9.40%
Class B	8.17	8.59
Class C	7.80	8.55
Class Z	8.83	9.61

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Visit our website at www.jennisondryden.com

Sources: Prudential Investments LLC, Lipper Inc., and Ibbotson Associates, Inc.

Inception date: 3/30/04.

The graph compares a $10,000 investment in the JennisonDryden Moderate Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), the Russell 1000 Index, and the JennisonDryden Asset Allocation (JDAA) Moderate Customized Blend by portraying the initial account values at the inception of Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2006) as measured on a quarterly basis. The S&P 500 Index, Russell 1000 Index, and JDAA Moderate Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2006, the returns shown in the graph would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. The JDAA Moderate Customized Blend is a model portfolio consisting of the S&P 500 Index (8%), the S&P 500/Citigroup Growth Index (14%), the S&P 500/Citigroup Value Index (14%), the Russell 2500 Index (12%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (17%), the Lehman Brothers U.S. Corporate High Yield Index (5%), the Lehman Brothers Intermediate Government Index (15%), the Merrill Lynch (ML) 1-3 Year Corporate Index (10%), and the 90-Day Treasury Bill (5%). Each component of the JDAA Moderate Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Moderate Customized Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of balanced/allocation stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

JennisonDryden Asset Allocation Funds

JennisonDryden Growth Allocation Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/06
	One Year	Since Inception
Class A	4.53%	9.52%
Class B	4.95	10.23
Class C	8.68	11.22
Class Z	10.77	12.31

Average Annual Total Returns (Without Sales Charges) as of 9/30/06
	One Year	Since Inception
Class A	10.61%	12.02%
Class B	9.95	11.25
Class C	9.68	11.22
Class Z	10.77	12.31

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Visit our website at www.jennisondryden.com

Sources: Prudential Investments LLC, Lipper Inc., and Ibbotson Associates, Inc.

Inception date: 3/30/04.

The graph compares a $10,000 investment in the JennisonDryden Growth Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), the Russell 1000 Index, and the JennisonDryden Asset Allocation (JDAA) Growth Customized Blend by portraying the initial account values at the inception of Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2006) as measured on a quarterly basis. The S&P 500 Index, Russell 1000 Index, and JDAA Growth Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2006, the returns shown in the graph would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. The JDAA Growth Customized Blend is a model portfolio consisting of the S&P 500 Index (9%), the S&P 500/Citigroup Growth Index (18%), the S&P 500/Citigroup Value Index (18%), the Russell 2500 Index (20%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (25%), the Lehman Brothers U.S. Corporate High Yield Index (2%), and the Lehman Brothers Intermediate Government Index (8%). Each component of the JDAA Growth Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Growth Customized Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of balanced/allocation stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

JennisonDryden Asset Allocation Funds

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Funds has delegated to each Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of each of the JennisonDryden Asset Allocation Funds carefully before investing. The prospectus for the JennisonDryden Asset Allocation Funds contains this and other information about the JennisonDryden Asset Allocation Funds. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, JennisonDryden Asset Allocation Funds, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under The Prudential Investment Portfolios, Inc. name. Each Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. Each Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). Each Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

Each Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

JennisonDryden Asset Allocation Funds
	Class A		Class B		Class C		Class Z
	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP
Conservative Allocation	JDUAX	74437E750	JDABX	74437E743	JDACX	74437E735	JDAZX	74437E784
Moderate Allocation	JDTAX	74437E727	JDMBX	74437E719	JDMCX	74437E693	JDMZX	74437E776
Growth Allocation	JDAAX	74437E685	JDGBX	74437E677	JDGCX	74437E669	JDGZX	74437E768

MF194E    IFS-A126680    Ed. 11/2006

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E.A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2006 and September 30, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $105,600 and $117,850, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $21,300 and $51,000, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Prudential Investment Portfolios, Inc.

By (Signature and Title)*	/s/Deborah A. Docs
Deborah A. Docs
Secretary

Date November 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date November 27, 2006

By (Signature and Title)*	/s/Grace C. Torres
Grace C. Torres
Treasurer and Chief Financial Officer

Date November 27, 2006

*	Print the name and title of each signing officer under his or her signature.